--------------------------------------------------------------------------------

                                  SMITH BARNEY
                              EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

       CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2002

       [LOGO] Smith Barney
              Mutual Funds
       Your Serious Money. Professionally Managed.[SM]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]               [PHOTO OMITTED]

HEATH B.                      KEVIN
MCLENDON                      KENNEDY

Chairman                      Vice President and
                              Investment Officer

[PHOTO OMITTED]

MARTIN R.
HANLEY

Investment Officer

Dear Shareholder:

Enclosed herein is the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the year ended July 31, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

The table below provides the yields for the Fund's Class B and L shares as of July 31, 2002. Please note an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

           Seven-Day          Seven-Day
           Current Yield      Effective Yield(1)
           --------------     --------------------
Class B    0.63%              0.64%
Class L    0.61               0.61

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The Fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

----------

(1) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

1    Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

Market and Economic Overview

     Over the reporting period the U.S. economy turned the corner from last year's recession, expanding at a 5.0% Gross Domestic Product ("GDP")(2) growth pace in the first quarter of 2002 followed by a more modest 1.1% expansion rate of GDP in the second quarter. We believe the U.S. economy will not continue to expand at the pace exhibited during the first quarter, and our outlook for growth for the remainder of this year is in the 3% range. We believe the first-quarter GDP boost was primarily attributable to inventory investment. In 2001, manufacturing was indecline and companies pared down existing inventories as demand slumped. In the second quarter of 2002 there was not the same impetus to replenish inventories and we feel businesses were hesitant to spend.

     It has been our experience that corporations have traditionally been reluctant to invest in new plants, equipment or employees under similar economic conditions. Although corporate profitability has improved, we feel many companies have been reluctant to hire additional staff and will likely continue to draw out productivity from existing employees. Recent unemployment figures from the U.S. Bureau of Labor Statistics show the unemployment rate as having risen to 5.9% as of June and July. All of these considerations, combined with declining equity prices, in our view, may keep the U.S. Federal Reserve Board from raising the federal funds rate ("fed funds rate")(3) from the current 1.75% target rate for the remainder of this calendar year.

     The short-term yield curve(4) has flattened as the economic recovery lost some speed. The banking sector, in our view, has performed well despite having to contend with some recent poor-performing assets. At the same time, we have seen a general contraction in corporate commercial paper issuance. A number of companies appear to have been relying too heavily on short-term funding. Consequently, many have restructured their debt-borrowing structure to longer maturities. We feel the decrease in issuance has caused spreads(5) to narrow on the remaining short-term available debt.

----------
(2) GDP is a market value of goods and services produced by labor and property in a given country.

(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(5) Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security. In this case, the benchmark security to which we refer is a U.S. Treasury.


2    Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

Market Outlook

Although consumer confidence has recently been shaken by a number of events, buyers continue to purchase durable goods and homes. In our view, attractive financing has helped to keep the auto sector afloat, and declining mortgage rates have helped to sustain new home sales. While we believe a recovery is underway, we anticipate that it will be gradual, partly because the downside was not as severe as it had been in past recessions.

Given the recent economic and market environments and based upon our views at present, we plan to maintain an average debt security maturity of 30 days.

Thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon        /s/ Kevin Kennedy             /s/ Martin R. Hanley


Heath B. McLendon            Kevin Kennedy                 Martin R. Hanley
Chairman                     Vice President and            Investment Officer
                             Investment Officer


August 19, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 4 and 5 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

3     Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 2002
================================================================================

     FACE                                                        ANNUALIZED
    AMOUNT                   SECURITY                               YIELD              VALUE
===============================================================================================
CERTIFICATES OF DEPOSIT -- 4.7%
$ 5,000,000    Bank of Nova Scotia matures 8/5/02                    1.78%          $ 5,000,000

  5,000,000    Canadian Imperial Bank of Commerce NY
                 matures 8/20/02                                     1.76             5,000,000
  1,500,000    Societe Generale NY matures 8/14/02                   1.80             1,499,982
-----------------------------------------------------------------------------------------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost -- $11,499,982)                                                 11,499,982
===============================================================================================
COMMERCIAL PAPER -- 86.8%

  5,293,000    Abbey National PLC matures 9/9/02                     1.78             5,282,851
  9,140,000    ABN AMRO Bank N.V. mature 8/8/02 to 8/30/02           1.77             9,130,499
  9,000,000    Amstel Funding Corp. mature 8/9/02 to 9/16/02     1.80 to 1.81         8,986,900
  5,000,000    Amsterdam Funding Corp. matures 8/28/02               1.78             4,993,325
  3,800,000    ANZ Delaware Inc. mature 8/7/02 to 8/15/02        1.78 to 1.80         3,798,400
  5,000,000    Bavaria Finance Funding matures 8/2/02                1.82             4,999,747
  5,000,000    Bayerische Hypo-und Vereinsbank AG
                 matures 9/17/02                                     1.77             4,988,511
  7,800,000    BCI Funding Corp. matures 9/16/02                 1.77 to 1.80         7,782,316
  4,378,000    Black Forest Funding Corp. matures 8/8/02             1.82             4,376,451
  3,700,000    CBA Finance Inc. matures 8/7/02                       1.76             3,698,915
  8,200,000    Danske Corp. matures 8/12/02                      1.77 to 1.80         8,195,543
  5,000,000    Delaware Funding Corp. matures 8/20/02                1.77             4,995,329
  5,000,000    Dresdner U.S. Finance Inc. matures 8/1/02             1.77             5,000,000
  5,000,000    Fortis Funding LLC matures 8/6/02                     1.77             4,998,771
  5,000,000    Frigate Funding Corp. matures 8/5/02                  1.80             4,999,000
  5,000,000    General Electric Capital Corp. matures 8/16/02        1.76             4,996,333
  5,000,000    The Goldman Sachs Group, Inc. matures 8/15/02         1.78             4,996,539
  3,000,000    International Business Machines Corp.
                 matures 8/26/02                                     1.74             2,996,375
  7,074,000    International Lease Finance Corp. mature
                 8/27/02 to 9/23/02                              1.76 to 1.77         7,060,388
  5,000,000    Ivory Funding Corp. matures 8/15/02                   1.79             4,996,519
  5,000,000    K2 USA, LLC matures 8/14/02                           1.82             4,996,714
 10,000,000    Koch Industries Inc. matures 8/1/02                   1.81            10,000,000
  5,000,000    Liberty Street Funding Inc. matures 8/19/02           1.77             4,995,575
  8,900,000    Lloyds TSB Bank PLC mature 8/12/02 to 8/15/02     1.75 to 1.80         8,894,495
  5,000,000    Moat Funding LLC matures 8/2/02                       1.82             4,999,747
  5,400,000    Morgan Stanley matures 8/19/02                        1.75             5,395,275
  3,800,000    National Australia Funding Del Inc. mature
                 8/7/02 to 8/8/02                                    1.77             3,798,747
  4,127,000    Ness LLC matures 8/12/02                              1.80             4,124,730
  5,000,000    Nieuw Amsterdam Receivables Co. matures 9/3/02        1.81             4,991,750
  7,539,000    Nordea North America, Inc. mature
                 8/1/02 to 8/12/02                               1.77 to 1.80         7,536,296
  5,000,000    Polonius Inc. matures 8/7/02                          1.80             4,998,500

                         See Notes to Financial Statements.

4   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

    FACE                                                            ANNUALIZED
   AMOUNT                      SECURITY                                YIELD           VALUE
===============================================================================================
COMMERCIAL PAPER -- 86.8% (continued)
$ 4,359,000    Receivables Capital Corp. matures 9/19/02                1.78%      $  4,348,498
  6,000,000    San Paolo U.S. Financial Co. matures 8/5/02              1.76          5,998,827
  5,000,000    Societe Generale N.A. Inc. matures 8/1/02                1.77          5,000,000
  5,000,000    Svenska Handelsbanken matures 8/5/02                     1.77          4,999,017
  5,000,000    Toronto Dominion Holdings USA matures 8/12/02            1.76          4,997,311
  4,100,000    UBS Finance LLC matures 8/13/02                          1.80          4,097,540
  5,000,000    Westdeutsche Landesbank matures 8/26/02                  1.78          4,993,854
  5,000,000    Westpac Capital Corp. matures 9/26/02                    1.76          4,986,389
-----------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $215,425,977)                                               215,425,977
===============================================================================================
DISCOUNT NOTES -- 1.3%
  1,775,000    Federal Farm Credit Bank matures 8/9/02                  1.75          1,774,310
  1,500,000    Federal National Mortgage Association matures 8/9/02     1.75          1,499,417
-----------------------------------------------------------------------------------------------
               TOTAL DISCOUNT NOTES
               (Cost -- $3,273,727)                                                   3,273,727
===============================================================================================
TIME DEPOSITS -- 7.2%
  7,911,000    Chase Manhattan Bank matures 8/1/02                      1.81          7,911,000
 10,000,000    Hong Kong & Shanghai Bank USA matures 8/1/02             1.81         10,000,000
-----------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $17,911,000)                                                 17,911,000
===============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $248,110,686*)                                             $248,110,686
===============================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

5   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

Statement of Assets and Liabilities                               July 31, 2002
===============================================================================

ASSETS:
  Investments, at amortized cost                                   $248,110,686
  Cash                                                                       51
  Receivable for Fund shares sold                                       628,356
  Prepaid registration fees                                             280,070
  Interest receivable                                                    15,525
  Other assets                                                           31,783
-------------------------------------------------------------------------------
  Total Assets                                                      249,066,471
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    4,986,389
  Payable for Fund shares purchased                                   1,298,744
  Dividends payable                                                      62,406
  Investment advisory fee payable                                        52,661
  Distribution fees payable                                              41,744
  Administration fee payable                                             35,107
  Accrued expenses                                                      103,250
-------------------------------------------------------------------------------
  Total Liabilities                                                   6,580,301
-------------------------------------------------------------------------------
Total Net Assets                                                   $242,486,170
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                       $    242,506
  Capital paid in excess of par value                               242,243,540
  Undistributed net investment income                                       124
-------------------------------------------------------------------------------
Total Net Assets                                                   $242,486,170
===============================================================================
Shares Outstanding:
  Class B                                                           163,968,691
-------------------------------------------------------------------------------
  Class L                                                            78,537,193
-------------------------------------------------------------------------------
Net Asset Value, per class                                         $       1.00
===============================================================================

                       See Notes to Financial Statements.


6   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

===============================================================================
Statement of Operations                        For the Year Ended July 31, 2002
===============================================================================

INVESTMENT INCOME:
  Interest                                                           $3,502,828
-------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                            792,009
  Investment advisory fee (Note 3)                                      453,894
  Administration fee (Note 3)                                           315,669
  Shareholder and system servicing fees                                 184,224
  Registration fees                                                      39,555
  Audit and legal                                                        33,544
  Custody                                                                32,073
  Shareholder communications                                             20,721
  Trustees' fees                                                         13,890
  Other                                                                  16,771
-------------------------------------------------------------------------------
  Total Expenses                                                      1,902,350
-------------------------------------------------------------------------------
Net Investment Income                                                 1,600,478
-------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                                260
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $1,600,738
===============================================================================

                       See Notes to Financial Statements.


7   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                         2002             2001
===================================================================================================
OPERATIONS:
  Net investment income                                             $   1,600,478    $   5,452,826
  Net realized gain                                                           260              984
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                1,600,738        5,453,810
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                (1,600,354)      (5,452,826)
  Net realized gains                                                         (260)            (984)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                        (1,600,614)      (5,453,810)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                    380,517,006      363,659,742
  Net asset value of shares issued for reinvestment of dividends        1,487,189        4,838,894
  Cost of shares reacquired                                          (271,478,003)    (360,702,095)
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                 110,526,192        7,796,541
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                110,526,316        7,796,541
NET ASSETS:
  Beginning of year                                                   131,959,854      124,163,313
---------------------------------------------------------------------------------------------------
  End of year*                                                      $ 242,486,170    $ 131,959,854
===================================================================================================
* Includes undistributed net investment income of:                  $         124               --
===================================================================================================


                       See Notes to Financial Statements.

8   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

     The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

9   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

2. Dividends

     The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended July 31, 2002, the Fund paid transfer agent fees of $134,791 to CTB.

     Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund'sdistributors. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made.

10    Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended July 31, 2002, CDSCs paid to SSB were approximately:

                                                     Class B     Class L
================================================================================
CDSCs                                                $773,000    $ 44,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively.

For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                                     Class B     Class L
================================================================================
Distribution Plan Fees                               $526,874    $265,135
================================================================================

     All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

4. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

     The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and L shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown on page 12 for such transactions.

11   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of beneficial interest of the Fund were as follows:

                                             Year Ended         Year Ended
                                           July 31, 2002      July 31, 2001
================================================================================
Class B
Shares sold                                    215,254,671        154,258,943
Shares issued on reinvestment                      994,282          3,577,707
Shares reacquired                             (143,096,854)      (161,944,968)
--------------------------------------------------------------------------------
Net Increase (Decrease)                         73,152,099         (4,108,318)
================================================================================
Class L
Shares sold                                    165,262,335        209,400,799
Shares issued on reinvestment                      492,907          1,261,187
Shares reacquired                             (128,381,149)      (198,757,127)
--------------------------------------------------------------------------------
Net Increase                                    37,374,093         11,904,859
================================================================================

12    Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

===============================================================================
Financial Highlights
===============================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class B Shares                          2002(1)   2001(1)    2000(1)   1999(1)     1998
========================================================================================
Net Asset Value,
  Beginning of Year                     $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------------------------
Net investment income                     0.010     0.044      0.046     0.040     0.044
Dividends from net investment
  income and realized gains              (0.010)   (0.044)    (0.046)   (0.040)   (0.044)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------------------------
Total Return                               1.04%     4.50%      4.72%     4.05%     4.51%
----------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)                       $   164   $    91    $    95   $   120   $    74
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.19%     1.25%      1.25%     1.18%     1.21%
  Net investment income                    1.03      4.37       4.59      3.98      4.43
========================================================================================

Class L Shares                          2002(1)   2001(1)    2000(1)   1999(1)     1998(2)
========================================================================================
Net Asset Value,
  Beginning of Year                     $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------------------------
Net investment income                     0.010     0.044      0.046     0.040     0.044
Dividends from net investment
  income and realized gains              (0.010)   (0.044)    (0.046)   (0.040)   (0.044)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------------------------
Total Return                               1.02%     4.47%      4.68%     4.04%     4.52%
----------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)                       $    78   $    41    $    29   $    27   $     9
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.22%     1.27%      1.26%     1.21%     1.21%
  Net investment income                    0.98      4.22       4.59      3.95      4.43
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.

13   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           KPMG LLP

New York, New York
September 12, 2002

14    Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

===============================================================================
Additional Information (unaudited)
===============================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Exchange Reserve Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).


                                                                                           Number of
                                                                                          Investment
                                                  Term of                                  Companies
                                                  Office*      Principal                    in Fund
                                 Position(s)     and Length  Occupation(s)                  Complex              Other
                                  Held with       of Time     During Past                   Overseen          Trusteeships
Name, Address and Age               Fund          Served       Five Years                  by Trustee        Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Non-Interested
Trustees:
Lee Abraham                       Trustee         Since    Retired; Former                    9                Signet Group
13732 LeHavre Drive                               1993     Chairman and CEO of                                     PLC
Frenchman's Creek                                          Associated Merchandising
Palm Beach Gardens, FL 33410                               Corp., a major retail mer-
Age 74                                                     chandising organization.
                                                           Former Trustee of Galey
                                                           & Lord, Liz Claiborne,
                                                           R.G. Barry Corporation
                                                           and eNote.Com Inc.

Allan J. Bloostein                Trustee         Since    President of Allan                16                   Taubman
27 West 67th Street, Apt. 5FW                     1985     Bloostein Associates, a                              Centers Inc.
New York, NY 10023                                         consulting firm.
Age 72                                                     Former Director of
                                                           CVS Corporation

Jane F. Dasher                    Trustee         Since    Controller of PBK                  9                    None
Korsant Partners                                  1999     Holdings Inc., a family
283 Greenwich Avenue                                       investment company
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                   Trustee         Since    Retired                            9                    None
3668 Freshwater Drive                             1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.            Trustee         Since    Retired; Former Head of            9                    None
2751 Vermont Route 140                            1985     the New Atlanta Jewish
Poultney, VT 05764                                         Community High School
Age 60

Dr. Paul Hardin                   Trustee         Since    Professor of Law &                15                    None
12083 Morehead                                    1999     Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                 the University of
Age 70                                                     North Carolina



15   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                       Number of
                                                                                       Investment
                                                  Term of                              Companies
                                                  Office*         Principal             in Fund
                                Position(s)     and Length       Occupation(s)          Complex             Other
                                 Held with        of Time          During Past           Overseen         Trusteeships
Name, Address and Age              Fund           Served           Five Years           by Trustee       Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen          Trustee            Since        Investment Counselor         9                 None
9 Cadence Court                                   1999
Morristown, NJ 07960
Age 75

John P. Toolan                 Trustee            Since        Retired                      9              Trustee John
7202 Southeast Golf Ridge Way                     1999                                                     Hancock Funds
Hobe Sound, FL 33455
Age 71

Interested Trustees:

Heath B. McLendon              Trustee/           Since        Managing Director of        74                 None
SSB                            Chairman           1985         Salomon Smith Barney Inc.
125 Broad Street                                               ("SSB"); President and
9th Floor                                                      Director of Smith Barney
New York, NY 10004                                             Fund Management LLC
Age 69                                                         ("SBFM") and Travelers
                                                               Investment Adviser, Inc.
                                                               ("TIA"); Director of The
                                                               Travelers Investment
                                                               Management Company

R. Jay Gerken                  Trustee            Since        Managing Director of SSB    41                 None
SSB                                               2002
125 Broad Street
9th Floor
New York, NY 10004
Age 51
-----------
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Officers:

Lewis E. Daidone               Senior Vice        Since        Managing Director of        N/A                N/A
SSB                            President          1995         SSB; Chief Financial
125 Broad Street               and Chief                       Officer of Smith Barney
11th Floor                     Administrative                  Mutual Funds; Director
New York, NY 10004             Officer                         and Senior Vice President
Age 44                                                         of SBFM and TIA

Richard L. Peteka              Chief              Since        Director and Head of        N/A                N/A
SSB                            Financial          2002         Internal Control for
125 Broad Street               Officer and                     Citigroup Asset Manage-
11th Floor                     Treasurer                       ment U.S. Mutual Fund
New York, NY 10004                                             Administration from
Age 40                                                         1999-2002; Vice President,
                                                               Head of Mutual Fund
                                                               Administration and
                                                               Treasurer at Oppenheimer
                                                               Capital from 1996-1999


16   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                           Number of
                                                                           Investment
                                           Term of                         Companies
                                           Office*          Principal       in Fund
                             Position(s)  and Length      Occupation(s)     Complex        Other
                              Held with    of Time         During Past      Overseen    Trusteeships
Name, Address and Age            Fund      Served          Five Years      by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------
Kevin Kennedy                 Vice         Since       Portfolio Manager      N/A           N/A
Citigroup Asset Management    President    2001
388 Greenwich Street          and
8th Floor                     Investment
New York, NY 10013            Officer
Age 48

Martin R. Hanley              Investment   Since       Managing Director      N/A           N/A
SSB                           Officer      1994        of SSB and Investment
333 West 34th Street                                   Officer of SBFM
New York, NY 10001
Age 36

Kaprel Ozsolak                Controller   Since       Vice President of SSB  N/A           N/A
SSB                                        2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor            Secretary    Since       Managing Director of   N/A           N/A
SSB                                        1995        SSB; General Counsel
300 First Stamford Place                               and Secretary of
4th Floor                                              SBFM and TIA
Stamford, CT 06902
Age 51

17   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

      . A total of 0.82% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

18   Smith Barney Exchange Reserve Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
    SMITH BARNEY
EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Dr. Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President
and Chief
Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kevin Kennedy
Vice President and
Investment Officer

Martin R. Hanley
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund
--------------------------------------------------------------------------------

     This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY EXCHANGE RESERVE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01183 9/02                                                             02-3769

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               HIGH INCOME FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2002




                        [LOGO] Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

            Classic Series
      [GRAPHIC]


      Annual Report . July 31, 2002
      SMITH BARNEY
      HIGH INCOME FUND


      BETH A. SEMMEL, CFA

      Beth A. Semmel, CFA, has more than 20 years of securities business experience. Ms. Semmel holds a BA in Math and Computer Science from Colgate University.

      PETER J. WILBY, CFA

      Peter J. Wilby, CFA, has more than 22 years of securities business experience. Mr. Wilby holds a BBA and an MBA in Accounting from Pace University.

      FUND OBJECTIVE

      The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 2, 1986

      MANAGER TENURE
      -----------------
       9 Years (Beth A. Semmel)
      13 Years (Peter J. Wilby)

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      20 Years (Beth A. Semmel)
      22 Years (Peter J. Wilby)

                     CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SHIAX   SHIBX   SHICX
--------------------------------------------
INCEPTION            11/6/92 9/2/86  8/24/94
--------------------------------------------

Average Annual Total Returns as of July 31, 2002*


                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (11.21)% (11.53)% (11.43)%
                  -------------------------------------------
                  Five-Year         (3.37)   (3.83)   (3.76)
                  -------------------------------------------
                  Ten-Year            N/A     3.33      N/A
                  -------------------------------------------
                  Since Inception+   3.78     5.07     2.08
                  -------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (15.16)% (15.11)% (13.15)%
                  -------------------------------------------
                  Five-Year         (4.26)   (3.95)   (3.95)
                  -------------------------------------------
                  Ten-Year            N/A     3.33      N/A
                  -------------------------------------------
                  Since Inception+   3.29     5.07     1.95
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, September
  2, 1986 and August 24, 1994, respectively.


What's Inside
    Letter to Our Shareholders ...............................................1
    Historical Performance ...................................................4
    Fund at a Glance .........................................................7
  Schedule of Investments.....................................................8
  Statement of Assets and Liabilities........................................20
  Statement of Operations....................................................21
    Statements of Changes in Net Assets .....................................22
  Notes to Financial Statements..............................................23
  Financial Highlights.......................................................28
  Independent Auditors' Report...............................................32
  Additional Information.....................................................33
Tax Information............................................................35

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney High Income Fund ("Fund") for the year ended July 31, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned negative 11.21%. In comparison, the Salomon Smith Barney High Yield Market (7-10 Year) Index ("SSB High Yield Index")/1/ returned negative 12.46% for the same period. The difficulties of the high yield market continued to drag down the Fund's performance.

Investment Objective
The Fund seeks high current income by investing at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in high yield corporate bonds, debentures and notes./2/ These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, deemed by the manager to be of similar credit quality. The Fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investor Service and Standard & Poor's Ratings Service, two major credit reporting agencies.

Market Review
The market environment during the past fiscal year has been marked by a series of unexpected events followed by great volatility. The period began with the U.S. Federal Reserve Board ("Fed") continuing to aggressively reduce short-term interest rates, with the intention of re-igniting life in a faltering economy. The tragic events of September 11th further added to the market's woes, sending most equities spiraling downward. The Fed brought the federal funds rate ("fed funds rate")/3/ to 1.75%, a 40-year low, in December 2001. Encouraging economic news during the fourth quarter of calendar year 2001 indicated that the economy was getting back on its feet; the Fed kept rates steady for the remainder of the reporting period.

Positive economic data helped the U.S. high-yield market, as measured by the SSB High Yield Index, strongly rebound from September lows. While short-term rates remained the same, the yields on securities with longer-term maturities rose as reports on the economy through the first calendar quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.


--------
1 The SSB High Yield Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.
2 Please note that high-yielding bonds are rated below investment-grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


     1 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. Global political developments, including escalation of tensions between India and Pakistan and between the Israelis and the Palestinians, created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and investment-grade/4/ fixed-income securities. After weakness earlier in 2002, the prices of U.S. Treasury securities began to rebound. In contrast, the U.S. high-yield market fell towards the end of the period, influenced by this new wave of risk concerns coupled with further deterioration of many telecommunications companies' fundamentals, such as when the formerly investment-grade-rated Qwest Corp. and WorldCom Group traded below investment-grade yields. Towards the close of the period, even investment grade fixed-income securities and the U.S. Treasury markets saw some resistance as many foreign investors shed their U.S. dollar-based holdings. These significant outflows of money from foreign investors resulted in the U.S. dollar losing substantial ground against both the euro/5/ and the yen. In fact, after being depressed since its introduction on January 1, 1999, the euro was almost at parity with the U.S. dollar as of this writing.

Market Outlook
Although the stock market has continued to be volatile, recent economic data has been generally positive, indicating that the economy appears to be improving. We believe that a higher rate of productivity growth has laid the foundation for recovery. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first half of 2002. We believe that the economy will continue to grow in the second half of 2002, but at a moderate pace. We anticipate consumer spending will remain solid and inflation will continue to remain low. Improving corporate profits and economic activity should help business investment recover moderately later in the year. In our opinion this economic scenario should create a positive environment for fixed-income investors.

Going forward, for the above reasons, we believe valuations in the U.S. high-yield market continue to appear favorable. Yet, we believe that several factors, including: (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for Fed interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that we believe present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower-quality investment-grade and investment-grade/high-yield bonds.

The Fund's management team changed on July 12th, 2002. Going forward, Peter J. Wilby and Beth A. Semmel are responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.

--------
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Group, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
5 The euro is the single European currency unit referred to in European Council
  Regulation (EC) No. 974/98 of 3 May 1998. To date, 12 European Union member states have committed to adopt the euro as their national currency.


     2 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney High Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Heath B. McLendon     /s/ Beth A. Semmel        /s/ Peter J. Wilby

Heath B. McLendon         Beth Semmel, CFA          Peter J. Wilby, CFA
Chairman                  Vice President and        Vice President and
                          Investment Officer        Investment Officer
August 9, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors. Please refer to pages 8 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.


     3 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)(2)/
-------------------------------------------------------------------------------------------
7/31/02                 $ 7.52   $ 5.97    $0.69       $0.00       $0.08        (11.21)%
------------------------------------------------------------------------------------------
7/31/01                   9.43     7.52     0.99        0.00        0.00*       (10.33)
------------------------------------------------------------------------------------------
7/31/00                  10.30     9.43     0.96        0.00        0.00          0.93
------------------------------------------------------------------------------------------
7/31/99                  11.74    10.30     0.99        0.00        0.01         (3.65)
------------------------------------------------------------------------------------------
7/31/98                  11.82    11.74     1.09        0.00        0.00          8.85
------------------------------------------------------------------------------------------
7/31/97                  10.98    11.82     1.08        0.00        0.00         18.31
------------------------------------------------------------------------------------------
7/31/96                  11.10    10.98     1.08        0.00        0.00          8.95
------------------------------------------------------------------------------------------
7/31/95                  11.16    11.10     1.05        0.00        0.07         10.28
------------------------------------------------------------------------------------------
7/31/94                  12.01    11.16     1.12        0.00        0.00          2.11
------------------------------------------------------------------------------------------
Inception** -- 7/31/93   11.03    12.01     0.86        0.00        0.00         17.29+
------------------------------------------------------------------------------------------
Total                                      $9.91       $0.00       $0.16
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Return       Total
Year Ended                 of Year  of Year Dividends Distributions of Capital Returns/(1)(2)/
----------------------------------------------------------------------------------------------
7/31/02                    $ 7.53   $ 5.99   $ 0.65       $0.00       $0.08        (11.53)%
--------------------------------------------------------------------------------------------
7/31/01                      9.44     7.53     0.94        0.00        0.00*       (10.82)
--------------------------------------------------------------------------------------------
7/31/00                     10.31     9.44     0.91        0.00        0.00          0.40
--------------------------------------------------------------------------------------------
7/31/99                     11.75    10.31     0.94        0.00        0.01         (4.15)
--------------------------------------------------------------------------------------------
7/31/98                     11.83    11.75     1.03        0.00        0.00          8.34
--------------------------------------------------------------------------------------------
7/31/97                     10.99    11.83     1.02        0.00        0.00         17.72
--------------------------------------------------------------------------------------------
7/31/96                     11.11    10.99     1.02        0.00        0.00          8.41
--------------------------------------------------------------------------------------------
7/31/95                     11.16    11.11     0.99        0.00        0.07          9.77
--------------------------------------------------------------------------------------------
7/31/94                     12.01    11.16     1.06        0.00        0.00          1.60
--------------------------------------------------------------------------------------------
7/31/93                     11.15    12.01     1.10        0.00        0.00         18.55
--------------------------------------------------------------------------------------------
7/31/92                     10.05    11.15     1.11        0.00        0.06         23.86
--------------------------------------------------------------------------------------------
Total                                        $10.77       $0.00       $0.22
--------------------------------------------------------------------------------------------


     4 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)(2)/
-------------------------------------------------------------------------------------------
7/31/02                 $ 7.54   $ 6.00    $0.66       $0.00       $0.08        (11.43)%
------------------------------------------------------------------------------------------
7/31/01                   9.46     7.54     0.95        0.00        0.00*       (10.83)
------------------------------------------------------------------------------------------
7/31/00                  10.32     9.46     0.91        0.00        0.00          0.57
------------------------------------------------------------------------------------------
7/31/99                  11.76    10.32     0.94        0.00        0.01         (4.08)
------------------------------------------------------------------------------------------
7/31/98                  11.84    11.76     1.04        0.00        0.00          8.38
------------------------------------------------------------------------------------------
7/31/97                  11.00    11.84     1.03        0.00        0.00         17.77
------------------------------------------------------------------------------------------
7/31/96                  11.11    11.00     1.03        0.00        0.00          8.56
------------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.90    11.11     0.90        0.00        0.07         11.50+
------------------------------------------------------------------------------------------
Total                                      $7.46       $0.00       $0.16
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)(2)/
-------------------------------------------------------------------------------------------
7/31/02                 $ 7.55   $ 6.00    $0.71       $0.00       $0.08        (10.84)%
------------------------------------------------------------------------------------------
7/31/01                   9.46     7.55     1.01        0.00        0.00*        (9.99)
------------------------------------------------------------------------------------------
7/31/00                  10.33     9.46     0.99        0.00        0.00          1.29
------------------------------------------------------------------------------------------
7/31/99                  11.77    10.33     1.03        0.00        0.01         (3.33)
------------------------------------------------------------------------------------------
7/31/98                  11.84    11.77     1.11        0.00        0.00          9.18
------------------------------------------------------------------------------------------
7/31/97                  10.99    11.84     1.11        0.00        0.00         18.68
------------------------------------------------------------------------------------------
7/31/96                  11.10    10.99     0.92        0.00        0.00          9.32
------------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.88    11.10     0.03        0.00        0.07          2.91+
------------------------------------------------------------------------------------------
Total                                      $6.91       $0.00       $0.16
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


     5 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/

                                                  Without Sales Charges/(1)/
                                              -----------------------------------
                                              Class A  Class B  Class L  Class Y
---------------------------------------------------------------------------------
Year Ended 7/31/02                            (11.21)% (11.53)% (11.43)% (10.84)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                       (3.37)   (3.83)   (3.76)   (3.02)
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                          N/A     3.33      N/A      N/A
--------------------------------------------------------------------------------
Inception** through 7/31/02                     3.78     5.07     2.08     0.48
--------------------------------------------------------------------------------
                                                    With Sales Charges/(3)/
                                              -----------------------------------
                                              Class A  Class B  Class L  Class Y
---------------------------------------------------------------------------------
Year Ended 7/31/02                            (15.16)% (15.11)% (13.15)% (10.84)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                       (4.26)   (3.95)   (3.95)   (3.02)
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                          N/A     3.33      N/A      N/A
--------------------------------------------------------------------------------
Inception** through 7/31/02                     3.29     5.07     1.95     0.48
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS/(2)/
-----------------------------------------------------------------------

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (Inception** through 7/31/02)                  43.47%
---------------------------------------------------------------------
Class B (7/31/92 through 7/31/02)                      38.80
---------------------------------------------------------------------
Class L (Inception** through 7/31/02)                  17.71
---------------------------------------------------------------------
Class Y (Inception** through 7/31/02)                   3.13++
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L and Y shares are November 6, 1992, September 2, 1986, August 24, 1994 and February 5, 1996, respectively.


     6 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SMITH BARNEY HIGH INCOME FUND AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market (7-10 Year) Index+
--------------------------------------------------------------------------------
                            July 1992 -- July 2002

                           [CHART]

                             Salomon Smith Barney
             Smith Barney      High-Yield Market
           High Income Fund    (7-10 Year) Index
           ----------------  ---------------------
Jul 1992        10,000              10,000
Jul 1993        10,175              11,705
Jul 1994        12,045              13,641
Jul 1995        13,222              13,283
Jul 1996        14,334              15,937
Jul 1997        16,874              17,784
Jul 1998        18,281              20,432
Jul 1999        17,523              20,702
Jul 2000        17,592              20,579
Jul 2001        15,689              19,474
Jul 2002        13,880              17,049


+ Hypothetical illustration of $10,000 invested in Class B shares on July 31,
  1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The Salomon Smith Barney High-Yield Market (7-10 Year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                           INDUSTRY DIVERSIFICATION*



                                    [CHART]

       Broadcasting/Cable              10.0%
       Building/Construction            5.2%
       Chemicals                        6.2%
       Consumer Products and Services   5.1%
       Containers/Packaging             5.4%
       Energy                           7.7%
       Financial Services               4.3%
       Hotels/Resort/Cruiselines        7.3%
       Retail                           4.7%
       Telecommunications               5.3%
       Other                           38.8%
                            INVESTMENT BREAKDOWN++


                           [CHART]


Preferred Stock, Common Stock and Warrants      0.3%
Convertible Corporate Bonds                     4.3%
Repurchase Agreement                            5.2%
Corporate Bonds and Notes                      90.2%




* As a percentage of total corporate bonds and notes. These holdings are as of July 31, 2002 and are subject to change.
++ As a percentage of total investments. These holdings are as of July 31, 2002 and are subject to change.

     7 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                              JULY 31, 2002

  FACE
 AMOUNT+  RATING(a)                                     SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.2%
Aerospace and Defense -- 1.4%
  370,000 B-        Argo-Tech Corp., Company Guaranteed, 8.625% due 10/1/07                           $    327,450
                    BE Aerospace, Inc., Sr. Sub. Notes, Series B:
2,950,000 B          8.000% due 3/1/08                                                                   2,537,000
2,035,000 B          8.875% due 5/1/11                                                                   1,750,100
3,770,000 B-        Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09               3,939,650
3,700,000 CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                                     2,664,000
1,110,000 B-        Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08 (b)                              1,143,300
------------------------------------------------------------------------------------------------------------------
                                                                                                        12,361,500
------------------------------------------------------------------------------------------------------------------
Airlines -- 2.3%
3,660,000 B         Air Canada, Sr. Notes, 10.250% due 3/15/11                                           2,397,300
8,721,391 CCC       Airplanes Pass-Through Trust, Company Guaranteed, Series 1, Class D,
                      10.875% due 3/15/12                                                                  436,069
                    Continental Airlines, Inc. Pass-Through Certificates:
                     Class C:
3,320,000 BBB-         Series 1999-2, 7.434% due 9/15/04                                                 2,924,638
1,401,163 BBB-         Series 2000-2, 8.312% due 4/2/11                                                  1,185,705
5,080,000 BB         Series D, 7.568% due 12/1/06                                                        4,561,123
                    United Air Lines, Inc., Pass-Through Certificates:
5,194,128 BBB+       Series 2000-2, Class B, 7.811% due 10/1/09                                          3,525,644
                     Series 2001-1:
                       Class B:
2,116,671 BBB            8.030% due 7/1/11                                                               1,578,116
1,008,000 BBB+           6.932% due 9/1/11                                                                 637,641
2,210,000 BB+          Class C, 6.831% due 9/1/08                                                        1,652,197
2,003,994 A-        US Airways Inc., Pass-Through Certificates, Series 1999-1, 8.360% due 1/20/19 (c)    1,761,936
------------------------------------------------------------------------------------------------------------------
                                                                                                        20,660,369
------------------------------------------------------------------------------------------------------------------
Automotive -- 2.5%
  760,000 B+        American Axle & Manufacturing Inc., Company Guaranteed, 9.750% due 3/1/09              813,200
1,535,000 BB        Arvin Capital I, Company Guaranteed, 9.500% due 2/1/27                               1,553,111
                    Collins & Aikman Products Co., Company Guaranteed:
1,105,000 B          11.500% due 4/15/06                                                                 1,005,550
3,395,000 B          10.750% due 12/31/11                                                                3,369,538
3,515,000 BBB       Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27                                  3,300,402
                    Dana Corp.:
4,130,000 BB         Notes, 6.500% due 3/1/09                                                            3,469,200
1,865,000 BB         Sr. Notes, 10.125% due 3/15/10 (b)                                                  1,837,025
  870,000 B-        Eagle-Picher Industries, Inc., Company Guaranteed, 9.375% due 3/1/08                   678,600
  390,000 C         LDM Technologies, Inc., Company Guaranteed, Series B, 10.750% due 1/15/07              271,050
1,850,000 B         Metaldyne Corp., Sr. Sub. Notes, 11.000% due 6/15/12 (b)                             1,711,250
2,180,000 BB+       Navistar International Corp., Company Guaranteed, Series B, 9.375% due 6/1/06        2,223,600
1,865,000 B         Stanadyne Automotive Corp., Company Guaranteed, Series B, 10.250% due 12/15/07       1,501,325
1,215,000 CCC-      Venture Holdings Trust, Sr. Notes, Series B, 9.500% due 7/1/05                         735,075
------------------------------------------------------------------------------------------------------------------
                                                                                                        22,468,926
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     8 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                   SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 9.0%
 5,750,000 Ca*       Adelphia Communications Corp., Sr. Discount Notes, Series B,
                       zero coupon to yield 12.687% due 1/15/08 (d)                                $        718,750
                     Charter Communications Holdings, LLC/Charter Communications Holdings
                       Capital Corp.:
                        Sr. Discount Notes:
24,930,000 B+             Step bond to yield 11.750% due 1/15/10                                          9,598,050
 5,775,000 B+             Step bond to yield 13.500% due 1/15/11                                          1,905,750
 4,620,000 B+             Step bond to yield 11.750% due 5/15/11                                          1,524,600
                        Sr. Notes:
 4,975,000 B+             10.750% due 10/1/09                                                             3,296,936
 3,695,000 B+             11.125% due 1/15/11                                                             2,383,275
                     CSC Holdings Inc.:
 1,505,000 BB+        Sr. Notes, Series B, 7.625% due 4/1/11                                              1,194,031
 6,680,000 BB-        Sr. Sub. Debentures, 10.500% due 5/15/16                                            4,408,800
 7,375,000 B         EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                             7,061,562
                     EchoStar DBS Corp., Sr. Notes:
 6,425,000 B+         9.125% due 1/15/09 (b)                                                              5,943,125
 2,975,000 B+         9.375% due 2/1/09                                                                   2,796,500
 7,909,000 B-        Emmis Communications Corp., Sr. Discount Notes,
                       step bond to yield 12.500% due 3/15/11                                             5,417,665
 5,579,000 B-        Insight Communications Co., Inc., Sr. Discount Notes,
                       step bond to yield 12.250% due 2/15/11                                             1,980,545
 6,715,000 B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield 10.000% due 3/1/08        6,278,525
 2,385,000 CCC+      ONO Finance PLC, Sr. Notes, 14.000% due 7/15/10                                        374,004
                     Paxson Communications Corp., Company Guaranteed:
 3,585,000 B-         10.750% due 7/15/08                                                                 3,213,056
 3,015,000 B-         Step bond to yield 12.250% due 1/15/09                                              1,567,800
                     Pegasus Communications Corp., Sr. Notes, Series B:
   380,000 CCC+       9.625% due 10/15/05                                                                   180,500
 1,495,000 CCC+       9.750% due 12/1/06                                                                    710,125
 1,855,000 CCC+      Pegasus Satellite Communications, Inc., Sr. Discount Notes,
                       step bond to yield 13.500% due 3/1/07                                                491,575
 9,665,000 BB-       Rogers Cablesystems, Ltd., Company Guaranteed, 11.000% due 12/1/15                  10,389,875
 2,440,000 B         Sinclair Broadcast Group, Inc., Company Guaranteed, 8.750% due 12/15/11              2,452,200
 1,900,000 B-        Spanish Broadcasting System, Inc., Company Guaranteed, 9.625% due 11/1/09            1,866,750
   550,000 CCC+      XM Satellite Radio Inc., Secured Notes, 14.000% due 3/15/10                            189,750
                     Young Broadcasting Inc., Company Guaranteed:
 2,815,000 B          8.500% due 12/15/08                                                                 2,815,000
 1,670,000 B-         10.000% due 3/1/11                                                                  1,486,300
-------------------------------------------------------------------------------------------------------------------
                                                                                                         80,245,049
-------------------------------------------------------------------------------------------------------------------
Building/Construction -- 4.7%
 1,180,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                 1,187,375
   940,000 B         Associated Materials Inc., Sr. Sub. Notes, 9.375% due 4/15/12 (b)                      970,550
 3,775,000 B-        Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due 5/1/09                  3,779,719
 1,830,000 BB        Beazer Homes USA, Inc.,Company Guaranteed, 8.625% due 5/15/11                        1,816,275
 2,250,000 BB        Case Corp., Notes, 7.250% due 8/1/05                                                 2,118,807
                     D.R. Horton, Inc.:
 2,190,000 BB         Company Guaranteed, 8.000% due 2/1/09                                               2,151,675
 1,905,000 B+         Sr. Sub. Notes, 9.375% due 3/15/11                                                  1,876,425

                      See Notes to Financial Statements.


     9 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                    SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
Building/Construction -- 4.7% (continued)
 1,905,000 B+        Integrated Electrical Services, Company Guaranteed, Series B, 9.375% due 2/1/09 $  1,724,025
 2,861,000 BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                                        2,818,085
 3,165,000 BB+       Lennar Corp., Company Guaranteed, Series B, 9.950% due 5/1/10                      3,434,025
 2,265,000 B         Meritage Corp., Company Guaranteed, 9.750% due 6/1/11                              2,310,300
 4,695,000 B-        Nortek, Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11                         4,695,000
 1,875,000 B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                             1,425,000
   295,000 BB+       Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                                     317,863
 3,625,000 B+        Schuler Homes, Inc., Company Guaranteed, 10.500% due 7/15/11                       3,670,313
                     Standard Pacific Corp.:
 2,400,000 BB         Sr. Notes, 8.500% due 4/1/09                                                      2,352,000
 1,880,000 B+         Sr. Sub. Notes, 9.250% due 4/15/12                                                1,842,400
 3,650,000 B+        URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                            3,485,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                       41,975,587
-----------------------------------------------------------------------------------------------------------------
Business Services -- 1.1%
 5,815,000 CCC+      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06          4,913,675
 2,230,000 B         Penhall International, Company Guaranteed, 12.000% due 8/1/06                      1,906,650
 3,655,000 B-        Williams Scotsman, Inc., Company Guaranteed, 9.875% due 6/1/07                     3,307,775
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,128,100
-----------------------------------------------------------------------------------------------------------------
Chemicals -- 5.6%
 2,350,000 B+        Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11                               2,470,438
 3,675,000 B-        Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09                           3,528,000
41,910,000 B-        Huntsman ICI Holdings LLC, Sr. Discount Notes, zero coupon bond to yield
                       15.491% due 12/31/09                                                            10,058,400
 1,880,000 B         Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09 (b)                       1,894,100
 3,710,000 BB        IMC Global Inc., Company Guaranteed, Series B, 11.250% due 6/1/11                  3,951,150
 3,660,000 BB-       ISP Chemco Inc., Company Guaranteed, Series B, 10.250% due 7/1/11                  3,586,800
 3,780,000 B+        ISP Holdings Inc., Secured Notes, Series B, 10.625% due 12/15/09                   3,402,000
 3,690,000 BB        Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12                          3,597,750
 6,685,000 B+        Messer Griesheim Holdings AG, Sr. Notes, 10.375% due 6/1/11                        6,763,831
 1,490,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                      1,512,350
 2,270,000 B+        OM Group, Inc., Company Guaranteed, 9.250% due 12/15/11                            2,224,600
   365,000 BB-       Terra Capital Inc., Company Guaranteed, 12.875% due 10/15/08                         370,475
 5,065,000 B         Terra Industries, Sr. Notes, Series B, 10.500% due 6/15/05                         4,229,275
 4,140,000 B         Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06                      3,167,100
-----------------------------------------------------------------------------------------------------------------
                                                                                                       50,756,269
-----------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.6%
 1,500,000 B+        AKI Inc., Sr. Notes, 10.500% due 7/1/08                                            1,432,500
                     American Greetings Corp.:
 2,735,000 BBB-       Notes, 6.100% due 8/1/28                                                          2,468,338
 1,675,000 BB+        Sr. Sub. Notes, 11.750% due 7/15/08                                               1,804,812
 5,575,000 BBB-      Avis Group Holdings, Inc., Company Guaranteed, 11.000% due 5/1/09                  5,825,875
 1,090,000 BB        DIMON Inc., Company Guaranteed, Series D, 9.625% due 10/15/11                      1,133,600
 1,835,000 B         Herbalife International Inc., Sr. Sub. Notes, 11.750% due 7/15/10 (b)              1,807,475
 3,066,000 CCC       Remington Product Co., LLC, Sr. Sub. Notes, 11.000% due 5/15/06                    2,376,150
 3,020,000 B-        Revlon Consumer Products Corp., Company Guaranteed, 12.000% due 12/1/05            2,944,500
                     Salton Inc.:
   395,000 B          Company Guaranteed, 10.750% due 12/15/05                                            383,150
 3,100,000 B          Sr. Sub. Notes, 12.250% due 4/15/08                                               3,069,000
   450,000 B-        Sealy Mattress Co., Company Guaranteed, Series B, 10.875% due 12/15/07               380,250

                      See Notes to Financial Statements.


     10 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                   SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.6% (continued)
                     Service Corp. International:
 2,605,000 BB-        Debentures, 7.875% due 2/1/13                                               $  2,123,075
                      Notes:
 2,860,000 BB-          6.875% due 10/1/07                                                           2,445,300
 2,895,000 BB-          6.500% due 3/15/08                                                           2,417,325
 2,940,000 BB        Sola International Inc., Notes, 6.875% due 3/15/08                              2,692,323
 3,229,000 BB        Standard Commercial Tobacco Co., Inc., Company Guaranteed, 8.875% due 8/1/05    3,309,725
 4,505,000 B+        Stewart Enterprises, Inc., Company Guaranteed, 10.750% due 7/1/08               4,865,400
--------------------------------------------------------------------------------------------------------------
                                                                                                    41,478,798
--------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 4.8%
                     Foamex L.P., Company Guaranteed:
 1,890,000 B-         9.875% due 6/15/07                                                             1,691,550
 1,880,000 B          10.750% due 4/1/09 (b)                                                         1,922,300
 7,550,000 BB        Owens-Brockway Glass Container Inc., Secured Notes, 8.875% due 2/15/09 (b)      7,512,250
 7,515,000 B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                             6,876,225
 1,285,000 B-        Packaged Ice Inc., Company Guaranteed, Series B, 9.750% due 2/1/05              1,072,975
   545,000 B-        Pliant Corp., Company Guaranteed, 13.000% due 6/1/10                              561,350
 3,295,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)                                 2,060,235
14,850,000 B         Stone Container Finance Corp., Company Guaranteed, 11.500% due 8/15/06 (b)     15,815,250
 3,822,000 B-        Sweetheart Cup Co., Inc., Guaranteed Sr. Sub. Notes, 10.500% due 9/1/03         3,650,010
 2,585,000 B-        Tekni-Plex, Inc., Company Guaranteed, Series B, 12.750% due 6/15/10             2,546,225
--------------------------------------------------------------------------------------------------------------
                                                                                                    43,708,370
--------------------------------------------------------------------------------------------------------------
Energy -- 6.9%
                     Compagnie Generale de Geophysique SA, Sr. Notes:
 2,220,000 BB         10.625% due 11/15/07                                                           2,197,800
 1,105,000 BB         10.625% due 11/15/07 (b)                                                       1,093,950
 1,150,000 B         Denbury Management Inc., Company Guaranteed, 9.000% due 3/1/08                  1,121,250
 6,630,000 B+        Forest Oil Corp., Company Guaranteed, 10.500% due 1/15/06                       6,994,650
 2,700,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08            2,754,000
 4,395,000 BB-       Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp.,                  4,329,075
                      Company Guaranteed, Series B, 10.375% due 6/1/09
 3,965,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                4,222,725
 1,880,000 B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12 (b)                 1,898,800
 1,130,000 B-        Mission Resources Corp., Company Guaranteed, Series C, 10.875% due 4/1/07         774,050
 2,950,000 B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                   2,927,875
 1,915,000 BB+       Ocean Energy Inc., Company Guaranteed, Series B, 8.375% due 7/1/08              2,020,325
 2,900,000 BB+       Pennzoil-Quaker State Co., Company Guaranteed, 10.000% due 11/1/08              3,436,500
                     Plains Resources, Inc.:
 1,370,000 B+         Company Guaranteed, Series B, 10.250% due 3/15/06                              1,423,088
 1,830,000 B          Sr. Sub. Notes, 8.750% due 7/1/12 (b)                                          1,807,125
                     Pogo Producing Co., Sr. Sub. Notes, Series B:
   775,000 BB         10.375% due 2/15/09                                                              830,219
 1,155,000 BB         8.250% due 4/15/11                                                             1,172,325
 4,225,000 BB        Pride International, Inc., Sr. Notes, 10.000% due 6/1/09                        4,457,375
 3,645,000 CCC       RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08                                1,986,525
 1,640,000 B-        Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07                   1,640,000
 1,920,000 BB-       SESI LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11                              1,833,600
 2,800,000 B+        Stone Energy Corp., Company Guaranteed, 8.750% due 9/15/07                      2,863,000
 1,505,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                             1,429,750

                      See Notes to Financial Statements.


     11 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                     SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
Energy -- 6.9% (continued)
 2,625,000 B+        Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12 (b)                    $  1,968,750
 1,115,000 B         Trico Marine Services, Sr. Notes, 8.875% due 5/15/12 (b)                            1,020,225
                     Vintage Petroleum, Inc.:
 2,680,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                       2,626,400
 2,260,000 B          Sr. Sub. Notes, 9.750% due 6/30/09                                                 2,226,100
 2,005,000 BB+       Windsor Petroleum Transport Co., Notes, 7.840% due 1/15/21 (b)                      1,672,100
------------------------------------------------------------------------------------------------------------------
                                                                                                        62,727,582
------------------------------------------------------------------------------------------------------------------
Environmental Services -- 1.2%
                     Allied Waste North America, Inc., Company Guaranteed, Series B:
 5,610,000 BB-        8.500% due 12/1/08                                                                 5,161,200
 2,980,000 BB-        7.875% due 1/1/09                                                                  2,682,000
 3,045,000 B+         10.000% due 8/1/09                                                                 2,755,725
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,598,925
------------------------------------------------------------------------------------------------------------------
Financial Services -- 3.9%
 1,500,000 CC        Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07                              1,545,000
   935,000 BB        Case Credit Corp., Notes, 6.750% due 10/21/07                                         803,751
28,445,000 NR        Finova Group Inc., Notes, 7.500% due 11/15/09                                       8,675,725
 3,690,000 BB        Markel Capital Trust I, Company Guaranteed, Series B, 8.710% due 1/1/46             3,101,268
 7,890,000 CCC       Ocwen Capital Trust I, Company Guaranteed, 10.875% due 8/1/27                       6,469,800
 3,950,000 B         Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05                        3,969,750
 7,710,000 B         Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                   7,710,000
 2,250,000 BB+       PXRE Capital Trust I, Company Guaranteed, 8.850% due 2/1/27                         1,599,291
 1,495,000 BB-       Western Financial Bank, Debentures, 9.625% due 5/15/12                              1,457,625
------------------------------------------------------------------------------------------------------------------
                                                                                                        35,332,210
------------------------------------------------------------------------------------------------------------------
Food and Beverage -- 3.7%
 1,110,000 B-        Agrilink Foods Inc., Company Guaranteed, 11.875% due 11/1/08                        1,159,950
                     Aurora Foods Inc., Sr. Sub. Notes, Series B:
 9,050,000 CCC        9.875% due 2/15/07                                                                 5,927,750
 5,115,000 CCC        8.750% due 7/1/08                                                                  3,171,300
 1,850,000 B+        Cott Beverages Inc., Company Guaranteed, 8.000% due 12/15/11                        1,859,250
 2,040,000 BB-       Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                      1,832,742
   370,000 B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                                316,350
                     Fleming Cos., Inc. Company Guaranteed:
 1,320,000 BB-        10.125% due 4/1/08                                                                 1,326,600
 3,880,000 B+         Series D, 10.625% due 7/31/07                                                      3,686,000
 1,875,000 BB        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                  1,284,375
 3,510,000 B-        Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due 4/1/11                   3,861,000
 1,510,000 CCC+      Mrs. Fields Original Cookies, Company Guaranteed, Series B, 10.125% due 12/1/04     1,079,650
 7,125,000 B+        SC International Services, Inc., Company Guaranteed, Series B, 9.250% due 9/1/07    5,486,250
 2,080,000 BBB       Tyson Foods, Inc., Notes, 7.000% due 1/15/28                                        1,981,714
------------------------------------------------------------------------------------------------------------------
                                                                                                        32,972,931
------------------------------------------------------------------------------------------------------------------
Healthcare -- 3.0%
                     Alaris Medical Systems, Inc.:
 5,425,000 B-         Company Guaranteed, 9.750% due 12/1/06                                             5,262,250
 1,105,000 B+         Secured Notes, Series B, 11.625% due 12/1/06                                       1,204,450
 1,105,000 B-        Extendicare Health Services, Sr. Notes, 9.500% due 7/1/10 (b)                       1,095,331
 4,000,000 CCC+      Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09                  3,980,000

                      See Notes to Financial Statements.


     12 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                  SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------------------
Healthcare -- 3.0% (continued)
                     HEALTHSOUTH Corp., Sr. Notes:
 1,980,000 BBB-       6.875% due 6/15/05                                                         $  1,832,971
 1,740,000 BBB-       8.375% due 10/1/11                                                            1,626,900
 4,080,000 CCC+      Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                   1,693,200
 1,075,000 B+        Pacificare Health Systems, Sr. Notes, 10.750% due 6/1/09 (b)                   1,058,875
 4,420,000 B         Per-Se Technologies, Inc., Company Guaranteed, Series B, 9.500% due 2/15/05    4,199,000
 1,050,000 B         Physician Sales & Service, Inc., Company Guaranteed, 8.500% due 10/1/07        1,034,250
 3,670,000 B-        Universal Hospital Services, Inc., Sr. Notes, 10.250% due 3/1/08               3,578,250
   655,000 B+        US Oncology, Inc., Company Guaranteed, 9.625% due 2/1/12                         638,625
-------------------------------------------------------------------------------------------------------------
                                                                                                   27,204,102
-------------------------------------------------------------------------------------------------------------
Hotels/Resort/Cruiselines -- 6.6%
 2,880,000 B-        Alliance Gaming Corp., Company Guaranteed, Series B, 10.000% due 8/1/07        3,009,600
 1,825,000 B-        Ameristar Casinos, Inc., Company Guaranteed, 10.750% due 2/15/09               1,968,719
 3,300,000 B         Courtyard By Marriott II L.P./Courtyard Finance Co., Sr. Notes, Series B,
                      10.750% due 2/1/08                                                            3,370,125
 3,105,000 BBB-      Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07                             3,166,867
 3,965,000 BB-       HMH Properties, Inc., Company Guaranteed, Series A, 7.875% due 8/1/05          3,846,050
12,865,000 B+        Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                                13,363,519
                     Mandalay Resort Group:
 1,500,000 BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                       1,402,500
 3,630,000 BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                  3,865,950
                     MGM MIRAGE, Company Guaranteed:
 1,835,000 BB+        9.750% due 6/1/07                                                             1,954,275
 4,870,000 BB+        8.375% due 2/1/11                                                             4,955,225
 5,355,000 BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11             5,355,000
 3,740,000 B+        Station Casinos, Sr. Sub. Notes, 8.875% due 12/1/08                            3,833,500
 2,045,000 B+        Sun International Hotels Ltd./Sun International North America, Inc.,
                      Company Guaranteed, 8.625% due 12/15/07                                       2,088,456
 7,450,000 B-        Venetian Casino Resort, LLC/Las Vegas Sands, Inc., Company Guaranteed,
                      11.000% due 6/15/10 (b)                                                       7,468,625
-------------------------------------------------------------------------------------------------------------
                                                                                                   59,648,411
-------------------------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 1.9%
 2,625,000 CCC+      Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                             2,100,000
 4,310,000 B-        Columbus McKinnon Corp., Company Guaranteed, 8.500% due 4/1/08                 3,879,000
 1,979,000 B         Flowserve Corp., Company Guranteed, 12.250% due 8/15/10                        2,127,425
 1,155,000 B         Johnsondiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12 (b)                   1,201,200
 2,445,000 B+        The Manitowoc Co., Inc., Company Guaranteed, 10.375% due 5/15/11               2,442,775
 1,535,000 B+        NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09 (b)                  1,558,025
 6,165,000 CCC+      Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07                 4,223,025
    95,000 B-        Prestolite Electric Inc., Company Guaranteed, 9.625% due 2/1/08                   66,975
-------------------------------------------------------------------------------------------------------------
                                                                                                   17,598,425
-------------------------------------------------------------------------------------------------------------
Leisure -- 3.1%
                     AMC Entertainment Inc., Exchange Sr. Sub. Notes:
 6,235,000 CCC+       9.500% due 3/15/09                                                            5,860,900
 2,890,000 CCC+       9.500% due 2/1/11                                                             2,702,150
 6,195,000 BB        Hasbro, Inc., Debentures, 6.600% due 7/15/28                                   4,801,125
 1,020,000 B         Hockey Co. & Sport Maska Inc., Sr. Secured Notes, 11.125% due 4/15/09 (b)        984,300
 1,380,000 CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                                      1,035,000
 1,910,000 BB+       Royal Caribbean Cruises, Sr. Notes, 8.750% due 2/2/11                          1,765,027
11,265,000 B         Six Flags, Inc., Sr. Discount Notes, step bond to yield 10.000% due 4/1/08    10,701,750
-------------------------------------------------------------------------------------------------------------
                                                                                                   27,850,252
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     13 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                     SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.8%
 3,790,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                  $  4,002,267
 1,125,000 B         Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (b)                               1,158,750
 1,965,000 B-        WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04                               994,781
 1,475,000 BB-       Wolverine Tube Inc., Company Guaranteed, 10.500% due 4/1/09 (b)                      1,379,125
-------------------------------------------------------------------------------------------------------------------
                                                                                                          7,534,923
-------------------------------------------------------------------------------------------------------------------
Multi-Industry -- 0.2%
 2,365,000 BBB-      Tyco International Group SA, Notes, 6.375% due 10/15/11                              1,765,293
-------------------------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 2.8%
 3,635,000 BBB       Bowater Canada Finance Corp., Company Guaranteed, 7.950% due 11/15/11                3,685,872
                     Buckeye Technologies Inc., Sr. Sub. Notes:
 1,900,000 B+         9.250% due 9/15/08                                                                  1,567,500
 6,685,000 B+         8.000% due 10/15/10                                                                 5,114,025
 7,510,000 BBB-      Georgia-Pacific Corp., Notes, 7.500% due 5/15/06                                     6,650,713
 6,960,000 B+        Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                        7,308,000
 1,115,000 B+        Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                                 1,059,250
-------------------------------------------------------------------------------------------------------------------
                                                                                                         25,385,360
-------------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 3.2%
 1,845,000 B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.750% due 10/1/09          1,789,650
                     Hollinger International Publishing Inc., Company Guaranteed:
 2,705,000 B+         9.250% due 2/1/06                                                                   2,806,437
 4,410,000 B+         9.250% due 3/15/07                                                                  4,575,375
 7,314,308 B         Hollinger Participation, Sr. Notes, 12.125% due 11/15/10 (b)                         6,628,592
 2,680,000 BB-       Mail-Well I Corp., Company Guaranteed, 9.625% due 3/15/12 (b)                        2,077,000
10,380,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                                  9,186,300
 1,505,000 B         Von Hoffman Corp., Company Guaranteed, 10.250% due 3/15/09 (b)                       1,482,425
-------------------------------------------------------------------------------------------------------------------
                                                                                                         28,545,779
-------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
 6,395,000 BB-       Host Marriot L.P., Company Guaranteed, Series I, 9.500% due 1/15/07                  6,450,956
-------------------------------------------------------------------------------------------------------------------
Retail -- 4.3%
 3,770,000 B         Advance Stores Co. Inc., Company Guaranteed, Series B, 10.250% due 4/15/08           3,977,350
 1,115,000 B         American Restaurant Group Inc., Company Guaranteed, Series D, 11.500% due 11/1/06    1,014,650
 3,020,000 B-        Carrols Corp., Company Guranteed, 9.500% due 12/1/08                                 2,944,500
 1,510,000 CCC+      CKE Restaurants Inc., Company Guaranteed, 9.125% due 5/1/09                          1,426,950
 1,895,000 CCC       Denny's Corp., Sr. Notes, 11.250% due 1/15/08                                        1,501,788
   941,000 B-        Friendly Ice Cream Corp., Company Guaranteed, 10.500% due 12/1/07                      908,065
 1,120,000 BB+       The Gap Inc., Notes, step bond to yield 8.150% due 12/15/05                          1,112,680
 3,385,000 BB        The Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07                      3,029,575
 4,678,000 Ba3*      J.C. Penney Co., Notes, 9.000% due 8/1/12 (b)                                        4,594,816
 2,990,000 B-        Jo-Ann Stores Inc., Company Guaranteed, 10.375% due 5/1/07                           3,042,325
 1,910,000 BB-       The Pep Boys -- Manny, Moe & Jack, Medium-Term Notes, Series A,
                       6.710% due 11/3/04                                                                 1,804,950
 1,110,000 B+        Perkins Family Restaurants, Sr. Notes, Series B, 10.125% due 12/15/07                1,104,450
 1,227,000 B-        Petro Stopping Center, Sr. Notes, 10.500% due 2/1/07                                 1,177,920
                     Rite Aid Corp.:
 3,950,000 B-         Notes, 7.125% due 1/15/07                                                           2,587,250
 1,895,000 B-         Sr. Notes, 7.625% due 4/15/05                                                       1,383,350
 4,182,000 BB        Saks Inc., Company Guaranteed, 9.875% due 10/1/11                                    4,098,360
 2,990,000 B+        Sbarro, Inc., Company Guaranteed, 11.000% due 9/15/09                                2,900,300
-------------------------------------------------------------------------------------------------------------------
                                                                                                         38,609,279
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     14 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


  FACE
 AMOUNT+   RATING(a)                                       SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------------------
Technology -- 1.6%
 4,170,000 BBB       Arrow Electronics Inc., Debentures, 6.875% due 6/1/18                                $  3,753,488
 3,373,000 BB-       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                      3,575,380
 4,335,000 BBB-      Thomas & Betts Corp., Medium-Term Notes, 6.625% 5/7/08                                  4,136,149
 2,580,000 B         UCAR Finance Inc., Company Guaranteed, 10.250% due 2/15/12                              2,592,900
----------------------------------------------------------------------------------------------------------------------
                                                                                                            14,057,917
----------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.7%
 5,045,000 CCC       AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 13.500% due 10/1/09               1,412,600
 3,130,000 CCC       Alamosa Holdings, Inc., Company Guaranteed, step bond to yield 12.875% due 2/15/10        610,350
 3,150,000 BBB+      AT&T Corp., Notes, 6.500% due 3/15/29                                                   2,268,000
 2,925,000 BBB       AT&T Wireless Services Inc., Sr. Notes, 7.875% due 3/1/11                               2,199,749
 2,155,000 BB-       Avaya Inc., Secured Notes, 11.125% due 4/1/09                                           1,389,975
                     Crown Castle International Corp.:
 3,150,000 B          Sr. Discount Notes, step bond to yield 10.375% due 5/15/11                             1,464,750
 3,880,000 B          Sr. Notes, 10.750% due 8/1/11                                                          2,638,400
 3,545,000 B3*       Dobson/Sygnet Communications Co., Sr. Notes, 12.250% due 12/15/08                       1,861,125
 3,570,000 D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 13.250% due 2/1/10 (d)       26,775
 1,965,000 CCC       Horizon PCS, Inc., Company Guaranteed, step bond to yield 14.000% due 10/1/10             324,225
 6,955,000 NR        Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due 3/15/07 (b)(d)                   2,434,250
                     Nextel Communications, Inc.:
15,455,000 B          Sr. Discount Notes, step bond to yield 9.950% due 2/15/08                              9,620,737
                      Sr. Notes:
 2,250,000 B            9.375% due 11/15/09                                                                  1,485,000
 3,070,000 CCC+         12.500% due 11/15/09                                                                 1,611,750
 5,975,000 BB-       Nortel Networks Ltd., Notes, 6.125% due 2/15/06                                         2,808,250
 5,530,000 B         PanAmSat Corp., Company Guaranteed, 8.500% due 2/1/12 (b)                               5,087,600
 6,170,000 B         Qwest Capital Funding Inc., Company Guaranteed, 6.875% due 7/15/28                      2,190,350
 4,180,000 B+        Qwest Corp., Notes, 8.875% due 3/15/12 (b)                                              3,323,100
----------------------------------------------------------------------------------------------------------------------
                                                                                                            42,756,986
----------------------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 1.6%
 3,460,000 CCC       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                           2,923,700
                     Levi Strauss & Co.:
 1,240,000 BB-        Notes, 7.000% due 11/1/06                                                                948,600
 1,990,000 BB-        Sr. Notes, 11.625% due 1/15/08                                                         1,781,050
 1,190,000 BBB-      Tommy Hilfiger USA, Inc., Company Guaranteed, 6.500% due 6/1/03                         1,194,993
 3,005,000 B-        Tropical Sportswear International Corp., Company Guaranteed, Series A,
                       11.000% due 6/15/08                                                                   3,140,225
 3,770,000 CCC+      Westpoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                                   1,903,850
 2,520,000 B-        The William Carter Co., Company Guaranteed, Series B, 10.875% due 8/15/11               2,724,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                            14,617,168
----------------------------------------------------------------------------------------------------------------------
Transportation -- 0.2%
 1,490,000 B+        Sea Containers, Sr. Sub. Debentures, Series A, 12.500% due 12/1/04                      1,437,850
----------------------------------------------------------------------------------------------------------------------
Utilities -- 3.8%
                     The AES Corp.:
 7,585,000 BB-        Sr. Notes, 9.500% due 6/1/09                                                           2,996,075
 2,780,000 B          Sr. Sub. Notes, 10.250% due 7/15/06                                                      542,100
 1,845,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                              1,927,263
 8,255,000 B+        Calpine Canada Energy Finance ULC, Company Guaranteed, 8.500% due 5/1/08                4,333,875

                      See Notes to Financial Statements.


     15 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002


     FACE
    AMOUNT+     RATING(a)                                   SECURITY                                       VALUE
--------------------------------------------------------------------------------------------------------------------
Utilities -- 3.8% (continued)
                          Calpine Corp., Sr. Notes:
 1,830,000      B+         8.750% due 7/15/07                                                           $    924,150
14,735,000      B+         8.625% due 8/15/10                                                              7,441,175
                          CMS Energy Corp., Sr. Notes:
 2,395,000      B+         7.625% due 11/15/04                                                             1,629,508
 2,060,000      B+         9.875% due 10/15/07                                                             1,402,310
 3,735,000      BBB-      Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                            2,131,329
 2,995,000      BB-       El Paso Energy Partners, Company Guaranteed, 8.500% due 6/1/11 (b)               2,800,325
 7,305,000      BB-       Mission Energy Holding Co., Secured Notes, 13.500% due 7/15/08                   2,958,525
 6,940,000      BBB-      Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10                        4,962,100
--------------------------------------------------------------------------------------------------------------------
                                                                                                          34,048,735
--------------------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $929,836,394)                                                         812,926,052
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 4.3%
Broadcasting/Cable -- 0.1%
 2,890,000/GBP/ CCC-      Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (b)                   1,130,626
--------------------------------------------------------------------------------------------------------------------
Business Services -- 0.4%
 4,162,000      B+        Spherion Corp., Sr. Notes, 4.500% due 6/1/05                                     3,329,600
--------------------------------------------------------------------------------------------------------------------
Energy -- 0.2%
 2,775,000      B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                               2,546,062
--------------------------------------------------------------------------------------------------------------------
Healthcare -- 0.6%
 5,585,000      B         Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due 5/15/09                  5,536,131
--------------------------------------------------------------------------------------------------------------------
Technology -- 0.7%
 5,545,000      BB-       Celestica Inc., Liquid Yield Option Notes, zero coupon bond to yield
                            11.570% due 8/1/20                                                             2,335,831
 9,375,000      BB-       Sanmina Corp., Sub. Debentures, zero coupon bond to yield 10.393% due 9/12/20    3,210,938
   823,000      BB        Solectron Corp., Liquid Yield Option Notes, zero coupon bond to yield
                            5.000% due 5/8/20                                                                483,513
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,030,282
--------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
 6,705,000/EUR/ B+        COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07                             2,640,798
--------------------------------------------------------------------------------------------------------------------
Semiconductors -- 2.0%
 4,415,000      B-        Amkor Technology, Inc., Sub. Notes, 5.000% due 3/15/07                           1,981,231
 4,682,000      B         Cypress Semiconductor Corp., Sub. Notes, 3.750% due 7/1/05                       3,798,272
 5,905,000      B         LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05                                  4,797,812
 5,780,000      B-        TriQuint Semiconductor, Inc., Sub. Notes, 4.000% due 3/1/07                      4,082,125
 4,590,000      B-        Vitesse Semiconductor Corp., Sub. Debentures, 4.000% due 3/15/05                 3,241,688
--------------------------------------------------------------------------------------------------------------------
                                                                                                          17,901,128
--------------------------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          (Cost -- $41,605,458)                                                           39,114,627
--------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     16 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002


  SHARES                                      SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
Foods: Major Diversified -- 0.0%
   185,784   Aurora Foods Inc. (e)                                                      $    269,387
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
    17,996   Crown Castle International Corp. (e)                                             41,391
     7,716   McLeodUSA Inc., Class A Shares (e)                                                3,858
     9,100   Motorola Inc.                                                                   363,818
    18,375   Pagemart Nationwide Inc. (b)(e)                                                     184
   130,265   Song Networks Holding AB, ADR (e)                                                19,540
----------------------------------------------------------------------------------------------------
                                                                                             428,791
----------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $1,592,368)                                                            698,178
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
Aerospace and Defense -- 0.1%
     3,950   Northrop Grumman Corp., 7.250% Equity Security Units                            463,137
----------------------------------------------------------------------------------------------------
Technology -- 0.0%
    12,871   Viasystems Inc., Payment-in-kind, Series B                                          129
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
     3,000   Broadwing Communications Services Inc., Series B, 12.500% Jr. Exchangeable      307,500
    42,500   Crown Castle International Corp., 6.250% Convertible                            547,187
     2,531   Dobson Communications Corp., 13.000% Sr. Exchangeable                            76,575
    12,500   Global Crossing Ltd., 6.750% Cumulative Convertible (d)                             625
----------------------------------------------------------------------------------------------------
                                                                                             931,887
----------------------------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $7,108,885)                                                          1,395,153
----------------------------------------------------------------------------------------------------

WARRANTS                                      SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
Broadcasting/Cable -- 0.0%
    21,675   UIH Australia/Pacific, Expire 5/15/06                                               217
----------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
       545   Pliant Corp., Expire 6/1/10 (b)                                                   5,586
----------------------------------------------------------------------------------------------------
Printing/Publishing -- 0.0%
     3,775   Merrill Corp., Expire 5/1/09                                                        377
----------------------------------------------------------------------------------------------------
Technology -- 0.0%
     3,650   Cybernet Internet Services International, Inc., Expires 7/1/09 (b)                    5
    12,360   WAM!net Inc., Expires 3/1/05 (b)                                                    124
----------------------------------------------------------------------------------------------------
                                                                                                 129
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
     1,000   Australis Media Inc., Expires 5/15/03 (d)                                             0
     3,305   GT Group Telecom Inc., Expires 2/1/10 (b)                                         4,957
     2,440   Horizon PCS, Inc. Expires 10/1/10 (b)                                               122
    10,475   Iridium World Communications Ltd., Expires 7/15/05 (b)                              105
     2,735   IWO Holdings Inc., Expires 1/15/11 (b)                                            1,026
     1,835   Jazztel PLC, Expires 7/15/10 (b)                                                      0

                      See Notes to Financial Statements.


     17 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002


WARRANTS                                          SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.0% (continued)
     37,490   Pagemart Inc., Expires 12/31/03                                                   $        375
      9,550   RSL Communications, Ltd., Expires 11/15/06                                               1,343
------------------------------------------------------------------------------------------------------------
                                                                                                       7,928
------------------------------------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $2,573,195)                                                                    14,237
------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                          SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.2%
$47,081,000   CIBC World Markets Corp., 1.720% due 8/1/02; Proceeds at maturity -- $47,083,249;
                (Fully collateralized by U.S. Treasury Bills, 0.000% due 8/22/02;
                Market value -- $48,022,620) (Cost -- $47,081,000)                                47,081,000
------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,029,797,300** )                                                       $901,229,247
------------------------------------------------------------------------------------------------------------

 +  Face amount in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
(d) Security is in default.
(e) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:
    EUR  -- Euro
    GBP  -- British Pound

    See page 19 for definitions of ratings.

                      See Notes to Financial Statements.


     18 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC   -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, and CC as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "A" through "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.



     19 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                  JULY 31, 2002


ASSETS:
   Investments, at value (Cost -- $1,029,797,300)                       $  901,229,247
   Cash                                                                          1,855
   Dividends and interest receivable                                        22,444,782
   Receivable for securities sold                                            7,733,312
   Receivable for Fund shares sold                                             511,440
---------------------------------------------------------------------------------------
   Total Assets                                                            931,920,636
---------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                          9,661,399
   Payable for Fund shares purchased                                           546,146
   Investment advisory fee payable                                             410,871
   Administration fee payable                                                  164,349
   Distribution fees payable                                                    74,584
   Accrued expenses                                                            213,578
---------------------------------------------------------------------------------------
   Total Liabilities                                                        11,070,927
---------------------------------------------------------------------------------------
Total Net Assets                                                        $  920,849,709
---------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                           $      153,809
   Capital paid in excess of par value                                   1,773,904,108
   Overdistributed net investment income                                    (4,715,187)
   Accumulated net realized loss from security transactions               (719,934,068)
   Net unrealized depreciation of investments and foreign currencies      (128,558,953)
---------------------------------------------------------------------------------------
Total Net Assets                                                        $  920,849,709
---------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                  53,353,944
------------------------------------------------------------------------------------
   Class B                                                                  55,158,756
------------------------------------------------------------------------------------
   Class L                                                                  24,325,748
------------------------------------------------------------------------------------
   Class Y                                                                  20,970,259
------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                $5.97
------------------------------------------------------------------------------------
   Class B *                                                                     $5.99
------------------------------------------------------------------------------------
   Class L **                                                                    $6.00
------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                $6.00
------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)             $6.25
------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)             $6.06
---------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


     20 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED JULY 31, 2002


 INVESTMENT INCOME:
    Interest                                                     $ 123,948,589
    Dividends                                                        1,345,641
 ------------------------------------------------------------------------------
    Total Investment Income                                        125,294,230
 ------------------------------------------------------------------------------
 EXPENSES:
    Investment advisory fee (Note 2)                                 5,498,585
    Distribution fees (Note 2)                                       5,167,161
    Administration fee (Note 2)                                      2,199,434
    Shareholder and system servicing fees                              838,119
    Audit and legal                                                    150,033
    Registration fees                                                   76,443
    Custody                                                             58,405
    Pricing fees                                                        36,945
    Trustees' fees                                                      25,948
    Shareholder communications                                           9,675
    Other                                                               15,485
 ------------------------------------------------------------------------------
    Total Expenses                                                  14,076,233
 ------------------------------------------------------------------------------
 Net Investment Income                                             111,217,997
 ------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTES 3 AND 8):
    Realized Loss From:
      Security transactions (excluding short-term securities)     (220,156,418)
      Foreign currency transactions                                 (1,881,436)
 ------------------------------------------------------------------------------
    Net Realized Loss                                             (222,037,854)
 ------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation (Note 1)               (13,527,266)
 ------------------------------------------------------------------------------
 Net Loss on Investments                                          (235,565,120)
 ------------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(124,347,123)
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     21 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED JULY 31,

                                                                   2002            2001
---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      $  111,217,997  $  139,671,304
   Net realized loss                                            (222,037,854)   (255,518,667)
   Increase in net unrealized depreciation                       (13,527,266)    (28,417,894)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                       (124,347,123)   (144,265,257)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (106,982,185)   (146,203,691)
   Capital                                                       (12,007,256)       (235,952)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders    (118,989,441)   (146,439,643)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                              345,026,909     835,013,056
   Net asset value of shares issued for reinvestment of
     dividends                                                    45,296,101      54,250,969
   Cost of shares reacquired                                    (398,421,144)   (822,428,107)
---------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share
     Transactions                                                 (8,098,134)     66,835,918
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                          (251,434,698)   (223,868,982)

NET ASSETS:
   Beginning of year                                           1,172,284,407   1,396,153,389
---------------------------------------------------------------------------------------------
   End of year*                                               $  920,849,709  $1,172,284,407
---------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:             $(4,715,187)    $(4,394,734)
---------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


     22 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001. This change does not affect the

    23 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income decreased by $1,226,441, net realized loss decreased by $2,174,744 and the change in net unrealized depreciation of investments increased by $948,303. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease undistributed net investment income by $3,240,915 to reflect the cumulative effect of this change up to the date of the adoption.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended July 31, 2002, the Fund paid transfer agent fees of $671,899 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $545,000 and $410,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately:

                                                      Class A Class B  Class L
------------------------------------------------------------------------------
CDSCs                                                 $37,000 $724,000 $77,000
-----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                                 Class A   Class B    Class L
-------------------------------------------------------------------------------
Distribution Plan Fees                           $926,353 $3,072,292 $1,168,516
------------------------------------------------------------------------------

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

    24 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                         $843,544,503
-----------------------------------------------------------------------------
Sales                                                              886,325,528
-----------------------------------------------------------------------------

At July 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                   $  23,199,034
Gross unrealized depreciation                                    (151,767,087)
-----------------------------------------------------------------------------
Net unrealized depreciation                                     $(128,568,053)
-----------------------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $590,546,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                   Carryforward
Year                                                                 Amounts
-------------------------------------------------------------------------------
2003                                                               $ 13,404,000
2004                                                                 23,360,000
2007                                                                 25,768,000
2008                                                                 97,094,000
2009                                                                130,523,000
2010                                                                300,397,000
------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2002, the Fund did not hold any futures contracts.

    25 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At July 31, 2002, the Fund did not hold any forward foreign currency contracts.

    26 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

9. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.


Transactions in shares of each class were as follows:

                                  Year Ended                  Year Ended
                                 July 31, 2002               July 31, 2001
                          --------------------------  --------------------------
                             Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold                15,223,090  $ 106,593,937   45,121,949  $ 398,420,573
Shares issued on
 reinvestment               2,873,147     19,579,610    2,702,883     22,547,939
Shares reacquired         (15,868,821)  (108,921,848) (40,408,508)  (360,954,002)
--------------------------------------------------------------------------------
Net Increase                2,227,416  $  17,251,699    7,416,324  $  60,014,510
--------------------------------------------------------------------------------
Class B
Shares sold                 9,757,951  $  68,518,657   14,239,137  $ 120,678,996
Shares issued on
 reinvestment               2,376,812     16,249,202    2,660,160     22,281,321
Shares reacquired         (18,416,362)  (126,755,609) (20,588,687)  (175,423,104)
--------------------------------------------------------------------------------
Net Decrease               (6,281,599) $ (41,987,750)  (3,689,390) $ (32,462,787)
--------------------------------------------------------------------------------
Class L
Shares sold                 7,249,704  $  51,078,401   13,926,672  $ 119,510,879
Shares issued on
 reinvestment               1,282,493      8,765,964      922,933      7,647,831
Shares reacquired          (6,275,143)   (42,945,256)  (5,719,753)   (49,136,506)
--------------------------------------------------------------------------------
Net Increase                2,257,054  $  16,899,109    9,129,852  $  78,022,204
--------------------------------------------------------------------------------
Class Y
Shares sold                16,956,182  $ 118,835,914   22,815,656  $ 196,402,608
Shares issued on
 reinvestment                  99,723        701,325      208,641      1,766,960
Shares reacquired         (17,099,792)  (119,727,994) (28,055,092)  (236,914,495)
--------------------------------------------------------------------------------
Net Decrease                  (43,887) $    (190,755)  (5,030,795) $ (38,744,927)
--------------------------------------------------------------------------------
Class Z*
Shares issued on
 reinvestment                      --  $          --          463  $       6,918
Shares reacquired              (9,480)       (70,437)          --             --
--------------------------------------------------------------------------------
Net Increase (Decrease)        (9,480) $     (70,437)         463  $       6,918
--------------------------------------------------------------------------------

* As of August 30, 2001, Class Z shares were fully redeemed.

    27 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class A Shares                                     2002/(1)/      2001/(1)/      2000/(1)/     1999/(1)/     1998
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $    7.52      $    9.43      $   10.30        $11.74        $11.82
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                        0.72           0.96           1.04          1.00          1.02
 Net realized and unrealized gain (loss)/(2)/     (1.50)         (1.88)         (0.95)        (1.44)        (0.01)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.78)         (0.92)          0.09         (0.44)         1.01
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.69)         (0.99)         (0.96)        (0.99)        (1.09)
 Capital                                          (0.08)         (0.00)*           --         (0.01)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.77)         (0.99)         (0.96)        (1.00)        (1.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $    5.97      $    7.52      $    9.43        $10.30        $11.74
------------------------------------------------------------------------------------------------------------------
Total Return                                     (11.21)%       (10.33)%         0.93%        (3.65)%        8.85%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $318,788       $384,411       $412,333      $493,725      $512,294
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.08%          1.06%          1.08%         1.05%         1.05%
 Net investment income/(2)/                       10.31          11.30          10.43          9.24          8.61
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              83%            82%            65%           96%          102%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.72, $1.50 and 10.43% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.

    28 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class B Shares                                    2002/(1)/     2001/(1)/     2000/(1)/     1999/(1)/     1998
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $ 7.53        $ 9.44        $10.31        $11.75        $11.83
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                       0.68          0.91          0.98          0.95          0.96
 Net realized and unrealized gain (loss)/(2)/    (1.49)        (1.88)        (0.94)        (1.44)        (0.01)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.81)        (0.97)         0.04         (0.49)         0.95
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.65)        (0.94)        (0.91)        (0.94)        (1.03)
 Capital                                         (0.08)        (0.00)*          --         (0.01)           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.73)        (0.94)        (0.91)        (0.95)        (1.03)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 5.99        $ 7.53        $ 9.44        $10.31        $11.75
---------------------------------------------------------------------------------------------------------------
Total Return                                    (11.53)%      (10.82)%        0.40%        (4.15)%        8.34%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $330,362      $462,757      $614,996      $817,382      $859,472
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.57%         1.56%         1.57%         1.55%         1.55%
 Net investment income/(2)/                       9.82         10.78          9.87          8.75          8.11
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             83%           82%           65%           96%          102%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.69, $1.50 and 9.94% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.

    29 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class L Shares                                    2002/(1)/     2001/(1)/     2000/(1)/   1999/(1)/  1998/(2)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $ 7.54        $ 9.46        $10.32        $11.76     $11.84
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       0.69          0.91          0.99          0.96       0.97
 Net realized and unrealized gain (loss)/(3)/    (1.49)        (1.88)        (0.94)        (1.45)     (0.01)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.80)        (0.97)         0.05         (0.49)      0.96
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.66)        (0.95)        (0.91)        (0.94)     (1.04)
 Capital                                         (0.08)        (0.00)*          --         (0.01)        --
--------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.74)        (0.95)        (0.91)        (0.95)     (1.04)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 6.00        $ 7.54        $ 9.46        $10.32     $11.76
--------------------------------------------------------------------------------------------------------------
Total Return                                    (11.43)%      (10.83)%        0.57%        (4.08)%     8.38%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $145,900      $166,482      $122,367      $142,477    $92,946
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.51%         1.49%         1.51%         1.48%      1.48%
 Net investment income/(3)/                       9.88         10.88          9.96          8.84       8.15
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             83%           82%           65%           96%       102%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.69, $1.49 and 10.00% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.

    30 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class Y Shares                                    2002/(1)/     2001/(1)/     2000/(1)/     1999/(1)/     1998
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $ 7.55        $ 9.46        $10.33        $11.77        $11.84
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                       0.74          1.02          1.09          1.02          1.05
 Net realized and unrealized gain (loss)/(2)/    (1.50)        (1.92)        (0.97)        (1.42)        (0.01)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.76)        (0.90)         0.12         (0.40)         1.04
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.71)        (1.01)        (0.99)        (1.03)        (1.11)
 Capital                                         (0.08)        (0.00)*          --         (0.01)           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.79)        (1.01)        (0.99)        (1.04)        (1.11)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 6.00        $ 7.55        $ 9.46        $10.33        $11.77
---------------------------------------------------------------------------------------------------------------
Total Return                                    (10.84)%       (9.99)%        1.29%        (3.33)%        9.18%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $125,800      $158,563      $246,376      $211,693      $211,781
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         0.74%         0.72%         0.71%         0.72%         0.72%
 Net investment income/(2)/                      10.66         11.63         10.87          9.52          8.83
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             83%           82%           65%           96%          102%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.75, $1.51 and 10.77% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.

    31 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP

New York, New York
September 12, 2002

    32 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney High Income Fund ("Fund") are managed under the direction of the Smith Barney Income Fund's ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                            Number of
                                                                                            Investment
                                                                                           Companies in
                                                 Term of Office*        Principal          Fund Complex      Other
                                Position(s) Held  and Length of    Occupation(s) During    Overseen by   Trusteeships
Name, Address and Age              with Fund       Time Served       Past Five Years         Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                         Trustee           Since      Retired; Former Chairman       9       Signet Group PLC
13732 LeHavre Dr.                                     1993       and CEO of Associated
Frenchman's Creek                                                Merchandising Corp.,
Palm Beach Gardens, FL 33410                                     a major retail
Age 74                                                           merchandising
                                                                 organization; Former
                                                                 Trustee of Galey & Lord,
                                                                 Liz Claiborne, R.G. Barry
                                                                 Corporation and
                                                                 eNote.Com Inc.

Allan J. Bloostein                  Trustee           Since      President of Allan             16      Taubman
27 West 67th Street, Apt. 5FW                         1985       Bloostein Associates, a                Centers Inc.
New York, NY 10023                                               consulting firm;
Age 72                                                           Former Director of
                                                                 CVS Corporation

Jane F. Dasher                      Trustee           Since      Controller of PBK              9             None
Korsant Partners                                      1999       Holdings Inc., a family
283 Greenwich Avenue, 3rd Floor                                  investment company
Greenwich, CT 06830
Age 52

Donald R. Foley                     Trustee           Since      Retired                        9             None
3668 Freshwater Drive                                 1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.              Trustee           Since      Retired; Former Head of        9             None
2751 Vermont Route 140                                1985       the New Atlanta Jewish
Poultney, VT 05764                                               Community High School
Age 60

Dr. Paul Hardin                     Trustee           Since      Professor of Law &             15            None
12083 Morehead                                        1999       Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                       the University of North
Age 70                                                           Carolina

Roderick C. Rasmussen               Trustee           Since      Investment Counselor           9             None
9 Cadence Court                                       1999
Morristown, NJ 07960
Age 75

John P. Toolan                      Trustee           Since      Retired                        9       Trustee John
7202 Southeast Golf Ridge Way                         1999                                              Hancock Funds
Hobe Sound, FL 33455
Age 71


     33 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

                                                                                                    Number of
                                                                                                    Investment
                                                                                                   Companies in
                                                         Term of Office*        Principal          Fund Complex      Other
                                     Position(s) Held     and Length of    Occupation(s) During    Overseen by   Trusteeships
Name, Address and Age                   with Fund          Time Served       Past Five Years         Trustee    Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustee:
Heath B. McLendon                 Trustee/Chairman            Since      Managing Director of          74            None
SSB                                                           1985       Salomon Smith Barney Inc.
125 Broad Street, 9th Floor                                              ("SSB"); President and
New York, NY 10004                                                       Director of Smith Barney
Age 69                                                                   Fund Management LLC
                                                                         ("SBFM") and Travelers
                                                                         Investment Adviser, Inc.
                                                                         ("TIA"); Director of The
                                                                         Travelers Investment
                                                                         Management Company

R. Jay Gerken                     Trustee                     Since      Managing Director of SSB      41            None
SSB                                                           2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

--------
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Officers:
Lewis E. Daidone                  Senior Vice President       Since      Managing Director of          N/A           N/A
SSB                               and Chief                   1995       SSB; Chief Financial
125 Broad Street, 11th Floor      Administrative Officer                 Officer of the Smith
New York, NY 10004                                                       Barney Mutual Funds;
Age 44                                                                   Director and Senior Vice
                                                                         President of SBFM and
                                                                         TIA

Richard L. Peteka                 Chief Financial             Since      Director and Head of          N/A           N/A
SSB                               Officer and Treasurer       2002       Internal Control for
125 Broad Street, 11th Floor                                             Citigroup Asset
New York, NY 10004                                                       Management U.S. Mutual
Age 40                                                                   Fund Administration from
                                                                         1999-2002; Vice
                                                                         President, Head of Mutual
                                                                         Fund Administration and
                                                                         Treasurer at Oppenheimer
                                                                         Capital from 1996-1999

Beth A. Semmel, CFA               Vice President and          Since      Managing Director of          N/A           N/A
SBAM                              Investment Officer          2002       Salomon Brothers Asset
388 Greenwich Street                                                     Management Inc.
New York, NY 10013                                                       ("SBAM")
Age 41

Peter J. Wilby, CFA               Vice President and          Since      Managing Director,            N/A           N/A
SBAM                              Investment Officer          2002       Chief Investment Officer
388 Greenwich Street                                                     of SBAM
New York, NY 10013
Age 43

Kaprel Ozsolak                    Controller                  Since      Vice President of SSB         N/A           N/A
SSB                                                           2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                Secretary                   Since      Managing Director of          N/A           N/A
SSB                                                           1995       SSB; General Counsel and
300 First Stamford Place                                                 Secretary of SBFM and
Stamford, CT 06902                                                       TIA
Age 51


     34 Smith Barney High Income Fund | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

    . A corporate dividends received deduction of 1.14%.

    35 Smith Barney High Income Fund  | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                               HIGH INCOME FUND



                        TRUSTEES                    INVESTMENT ADVISER
                        Lee Abraham                 Smith Barney Fund
                        Allan J. Bloostein            Management LLC
                        Jane F. Dasher
                        Donald R. Foley             DISTRIBUTOR
                        R. Jay Gerken               Salomon Smith Barney Inc.
                        Richard E. Hanson, Jr.
                        Paul Hardin                 CUSTODIAN
                        Heath B. McLendon, Chairman State Street Bank and
                        Roderick C. Rasmussen         Trust Company
                        John P. Toolan
                                                    TRANSFER AGENT
                        OFFICERS                    Citicorp Trust Bank, fsb.
                        Heath B. McLendon           125 Broad Street, 11th Floor
                        President and               New York, New York 10004
                        Chief Executive Officer
                                                    SUB-TRANSFER AGENT
                        R. Jay Gerken               PFPC Global Fund Services
                        Executive Vice President    P.O. Box 9699
                                                    Providence, Rhode Island
                        Lewis E. Daidone            02940-9699
                        Senior Vice President
                        and Chief Administrative
                        Officer

                        Richard L. Peteka
                        Chief Financial Officer
                        and Treasurer

                        Beth A. Semmel, CFA
                        Vice President and
                        Investment Officer

                        Peter J. Wilby, CFA
                        Vice President and
                        Investment Officer

                        Kaprel Ozsolak
                        Controller

                        Christina T. Sydor
                        Secretary

   Smith Barney High Income Fund



 This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HIGH INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0429 9/02                                                      02-3756

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                             DIVERSIFIED STRATEGIC
                                  INCOME FUND


              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2002



            [LOGO] Smith Barney
                   Mutual Funds
            Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

      [LOGO]Classic Series


      Annual Report . July 31, 2002

      SMITH BARNEY DIVERSIFIED
      STRATEGIC INCOME FUND


      ROGER M. LAVAN, CFA

      Roger M. Lavan has more than 17 years of securities experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

      BETH A. SEMMEL, CFA

      Beth A. Semmel has more than 20 years of securities business experience. Ms. Semmel holds a BA in Math and Computer Science from Colgate University.

      PETER J. WILBY, CFA

      Peter J. Wilby has more than 22 years of securities business experience. Mr. Wilby holds a BBA and an MBA in Accounting from Pace University.

      FUND OBJECTIVE

      Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      December 28, 1989

      MANAGER TENURE
      -----------------
      15 Years (Roger M. Lavan)
       9 Years (Beth A. Semmel)
      13 Years (Peter J. Wilby)

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 Years (Roger M. Lavan)
      20 Years (Beth A. Semmel)
      22 Years (Peter J. Wilby)

          CLASS A CLASS B  CLASS L
----------------------------------
NASDAQ     SDSAX   SLDSX    SDSIX
----------------------------------
INCEPTION 11/6/92 12/28/89 3/19/93
----------------------------------

Average Annual Total Returns as of July 31, 2002*


                     Without Sales Charges/(1)/
                     Class A  Class B  Class L
----------------------------------------------
One-Year               0.32%   (0.22)%  (0.16)%
----------------------------------------------
Five-Year              2.63     2.15     2.19
----------------------------------------------
Ten-Year                N/A     4.67      N/A
----------------------------------------------
Since Inception+       5.46     6.32     4.59
----------------------------------------------

                      With Sales Charges/(2)/
                     Class A  Class B  Class L
----------------------------------------------
One-Year              (4.23)%  (4.44)%  (2.12)%
----------------------------------------------
Five-Year              1.69     2.00     1.99
----------------------------------------------
Ten-Year                N/A     4.67      N/A
----------------------------------------------
Since Inception+       4.96     6.32     4.49
----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   + Inception dates for Class A, B and L shares are November 6, 1992, December
     28, 1989 and March 19, 1993, respectively.




What's Inside
Your Investment in the Smith Barney Diversified Strategic Income Fund.......1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................5
Historical Performance .....................................................6
Growth of $10,000...........................................................9
Schedule of Investments....................................................10
Statement of Assets and Liabilities........................................26
Statement of Operations....................................................27
Statements of Changes in Net Assets........................................28
Notes to Financial Statements..............................................29
Financial Highlights.......................................................35
Tax Information............................................................37
Independent Auditors' Report...............................................38
Additional Information.....................................................39

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

An Opportunity to Diversify Your Income Sources
The Smith Barney Diversified Strategic Income Fund brings together three fixed-income opportunities: U.S. government securities, foreign government debt and high-yielding corporate bonds.

[GRAPHIC] Broad Income Diversification

          Portfolio managers Roger M. Lavan, Beth A. Semmel and Peter J. Wilby believe that one way to minimize portfolio volatility is to diversify broadly across industries and sectors of the fixed-income markets.
          Keep in mind, diversification does not protect against market loss.

[GRAPHIC] A Comprehensive Investment Process

          Portfolio managers follow an investment process that incorporates in-depth fundamental and quantitative analysis covering 15 of the world's major government bond markets, focusing on opportunities in U.S. government and agency securities, high-yield corporate bonds and foreign government bonds. (Please note that investments in foreign securities are subject to special risks such as those associated with currency fluctuations.)

[GRAPHIC] A Distinguished History of Managing Your Serious Money

          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients timely information, advice and insightful asset management. Today, Citigroup Asset Management
          ("Citigroup") unites the distinguished history of Smith Barney & Co.
          with the unparalleled global reach of its parent, Citigroup.

          At Citigroup you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed options.


   1 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Diversified Strategic Income Fund ("Fund") for the year ended July 31, 2002. In this report we have summarized the period's prevailing market and economic conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
During the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned 0.32%. In comparison, the Lehman Brothers Aggregate Bond Index/1/ returned 7.53% for the same period. The difficulties of the high-yield market continued to drag down the Fund's performance.

Investment Strategy
The Fund seeks high current income and invests primarily in three types of fixed-income securities:/2/
    . U.S. government securities and U.S. government mortgage-related securities;
    . Foreign government securities, including securities issued by supranational organizations; and
    . U.S. and foreign corporate debt securities.

Market Review
The market environment during the past fiscal year has been marked by a series of unexpected events followed by great volatility. The period began with the U.S. Federal Reserve Board ("Fed") continuing to aggressively reduce short-term interest rates, with the intention of re-igniting life in a faltering economy. The tragic events of September 11th further added to the market's woes, sending most equities spiraling downward. The Fed brought the federal funds rate ("fed funds rate")/3/ to 1.75%, a 40-year low, in December 2001. Encouraging economic news during the fourth quarter of calendar year 2001 indicated that the economy was getting back on its feet; the Fed kept rates steady for the remainder of the reporting period.

Positive economic data helped the U.S. high-yield market, as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index"),/4/ strongly rebound from September lows. While short-term rates remained the same, the yields on securities with longer-term maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

--------
1The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
2Please note that up to 35% of the Fund's assets may be invested in U.S. or foreign securities rated below investment-grade or comparable unrated securities. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally recognized rating agencies or, if unrated, of similar credit quality. The portion of the Fund's portfolio invested in corporate debt securities will be primarily invested in below investment-grade securities. High-yielding bonds are rated below investment-grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations.
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


   2 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. Global political developments, including escalation of tensions between India and Pakistan and between the Israelis and the Palestinians, created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and investment-grade/5/ fixed-income securities. After weakness earlier in 2002, the prices of U.S. Treasury securities began to rebound. In contrast, the U.S. high-yield market fell towards the end of the period, influenced by this new wave of risk concerns coupled with further deterioration of many telecommunications companies' fundamentals; such as when the formerly investment-grade-rated Qwest Corp. and WorldCom Group traded below investment-grade yields). Towards the close of the period, even investment-grade fixed-income securities and the U.S. Treasury markets saw some resistance as many foreign investors shed their U.S. dollar-based holdings. These significant outflows of money from foreign investors resulted in the U.S. dollar losing substantial ground against both the euro/6/ and the yen.
In fact, after being depressed since its introduction on January 1, 1999, the euro was almost at parity with the U.S. dollar as of this writing.

The Eurozone economy appears to have re-synchronized itself as European bond yields generally moved lower last year, albeit to a lesser degree than their U.S. Treasury security counterparts. Simultaneously, there have also been modest upswings in inventory and consumer confidence. The U.K. remained one of the strongest of the major European economies with buoyant retail sales and record-breaking rises in house prices, sustaining domestic demand.

Market Outlook
Although the stock market has continued to be volatile, recent economic data has been generally positive, indicating that the economy appears to be improving. We believe that a higher rate of productivity growth has laid the foundation for recovery. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first half of 2002. We believe that the economy will continue to grow in the second half of 2002, but at a moderate pace. We anticipate consumer spending will remain solid. Improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

Going forward, we believe valuations in the U.S. high-yield market continue to appear attractive. Yet we believe that several factors, including: (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for Fed interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector within the U.S. high-yield section of the Fund that we believe present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower-quality investment-grade and investment-grade/high-yield bonds.


--------
5Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
6The euro is the single European currency unit referred to in European Council
 Regulation (EC) No. 974/98 of 3 May 1998. To date, 12 European Union member states have committed to adopt the euro as their national currency.


   3 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

Better-than-expected economic indicators, particularly concerning business sentiment and consumer confidence, led to a rise in Gross Domestic Product ("GDP")/7/-growth forecasts in Europe and in the U.S. From our perspective, the economic recovery in Europe appears to be just a few months behind that of the U.S. In Europe, the consensus forecast for 2002 and 2003 growth of GDP is approximately 1.4% and 2.7%, respectively; inflation is expected to decline from its current annualized rate of 2.4% to 2.0% over the course of the next 18 months. Although many market experts anticipate that the Fed will raise interest rates in the U.S. at some point in the future, we believe the European Central Bank could very well refrain from following suit, as short-term rates in Europe did not drop as much as they had in the U.S.

The Fund's management team changed on July 12, 2002. Going forward, Roger M. Lavan, Peter J. Wilby and Beth A. Semmel are responsible for the day-to-day management of the Fund's portfolio. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the Smith Barney Fund Management LLC and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.

Thank you for your investment in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,



 /s/ Heath B. McLendon                    /s/ Roger M. Lavan
 Heath B. McLendon                        Roger M. Lavan
 Chairman                                 Vice President and Investment Officer


 /s/ Beth A. Semmel                       /s/ Peter J. Wilby
 Beth A. Semmel                           Peter J. Wilby
 Vice President and Investment Officer    Vice President and Investment Officer

August 9, 2002

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio manager and may differ from other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors. Please refer to pages 10 through 24 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

--------
7GDP is a market value of goods and services produced by labor and property in any given country.


   4 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

    SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND at a Glance (unaudited)

 TOP TEN HOLDINGS*+

  1. FEDERAL NATIONAL MORTGAGE ASSOCIATION................................. 24.1%
  2. J.P. MORGAN CHASE & CO................................................ 14.0
  3. GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..............................  8.6
  4. FEDERAL HOME LOAN MORTGAGE CORP.......................................  5.8
  5. SWEDISH GOVERNMENT....................................................  3.7
  6. KINGDOM OF DENMARK....................................................  3.3
  7. CANADIAN GOVERNMENT...................................................  2.8
  8. U.S. TREASURY NOTES...................................................  2.1
  9. REPUBLIC OF AUSTRIA...................................................  1.9
 10. FEDERAL HOME LOAN BANK................................................  1.7

                          INDUSTRY DIVERSIFICATION*++

                   [CHART]

    Airline                                    2.8%
    Broadcasting                               3.3%
    Cable/Satellite TV                         6.1%
    Casinos/Gambling                           4.6%
    Chemicals: Major Diversified               2.3%
    Containers/Packaging                       5.5%
    Homebuilding                               2.7%
    Hotels/Resorts/Cruiselines                 2.9%
    Movies/Entertainment                       2.5%
    Oil and Gas Production                     3.9%
    Wireless Telecommunications                2.4%
    Other                                     61.0%


                            INVESTMENT BREAKDOWN*+

                         [CHART]

   U.S. Government Agencies and Obligations    42.3%
   Convertible Corporate Notes                  1.0%
   Corporate Bonds and Notes                   19.1%
   International Bonds and Warrants            23.6%
   Repurchase Agreement                        14.0%
   Common Stocks, Preferred Stock and Warrants  0.0%**

* These holdings are as of July 31, 2002 and are subject to change. + As a percentage of total investments.
++As a percentage of total high-yield sector.
**Percentage represents less than 0.1%.


   5 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)+/
----------------------------------------------------------------------------------------
7/31/02                 $6.74    $6.32    $0.37       $0.00       $0.07        0.32%
---------------------------------------------------------------------------------------
7/31/01                  7.19     6.74     0.57        0.00        0.00        1.79
---------------------------------------------------------------------------------------
7/31/00                  7.46     7.19     0.51        0.00        0.00        3.35
---------------------------------------------------------------------------------------
7/31/99                  7.96     7.46     0.49        0.01        0.04        0.41
---------------------------------------------------------------------------------------
7/31/98                  8.01     7.96     0.58        0.05        0.00        7.47
---------------------------------------------------------------------------------------
7/31/97                  7.82     8.01     0.67        0.00        0.00       11.36
---------------------------------------------------------------------------------------
7/31/96                  7.85     7.82     0.62        0.00        0.05        8.39
---------------------------------------------------------------------------------------
7/31/95                  7.76     7.85     0.48        0.00        0.19       10.35
---------------------------------------------------------------------------------------
7/31/94                  8.41     7.76     0.62        0.10        0.04        1.16
---------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24     8.41     0.45        0.12        0.00        9.30++
---------------------------------------------------------------------------------------
Total                                     $5.36       $0.28       $0.39
---------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                  $6.77    $6.35    $0.34       $0.00       $0.07       (0.22)%
---------------------------------------------------------------------------------------
7/31/01                   7.22     6.77     0.54        0.00        0.00        1.27
---------------------------------------------------------------------------------------
7/31/00                   7.48     7.22     0.47        0.00        0.00        2.98
---------------------------------------------------------------------------------------
7/31/99                   7.98     7.48     0.46        0.01        0.03       (0.06)
---------------------------------------------------------------------------------------
7/31/98                   8.03     7.98     0.54        0.05        0.00        6.93
---------------------------------------------------------------------------------------
7/31/97                   7.83     8.03     0.62        0.00        0.00       10.89
---------------------------------------------------------------------------------------
7/31/96                   7.86     7.83     0.57        0.00        0.05        7.80
---------------------------------------------------------------------------------------
7/31/95                   7.76     7.86     0.44        0.00        0.18       10.00
---------------------------------------------------------------------------------------
7/31/94                   8.41     7.76     0.60        0.10        0.03        0.66
---------------------------------------------------------------------------------------
7/31/93                   8.55     8.41     0.58        0.14        0.00        7.28
---------------------------------------------------------------------------------------
Total                                      $5.16       $0.30       $0.36
---------------------------------------------------------------------------------------



   6 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                 $6.76    $6.34    $0.34       $0.00       $0.07        (0.16)%
----------------------------------------------------------------------------------------
7/31/01                  7.21     6.76     0.54        0.00        0.00         1.27
----------------------------------------------------------------------------------------
7/31/00                  7.48     7.21     0.47        0.00        0.00         2.84
----------------------------------------------------------------------------------------
7/31/99                  7.97     7.48     0.46        0.01        0.03         0.08
----------------------------------------------------------------------------------------
7/31/98                  8.01     7.97     0.54        0.05        0.00         7.08
----------------------------------------------------------------------------------------
7/31/97                  7.81     8.01     0.62        0.00        0.00        10.92
----------------------------------------------------------------------------------------
7/31/96                  7.84     7.81     0.57        0.00        0.05         7.82
----------------------------------------------------------------------------------------
7/31/95                  7.76     7.84     0.44        0.00        0.18         9.73
----------------------------------------------------------------------------------------
7/31/94                  8.41     7.76     0.60        0.10        0.03         0.66
----------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.36     8.41     0.20        0.03        0.00         3.41++
----------------------------------------------------------------------------------------
Total                                     $4.78       $0.19       $0.36
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                 $6.74    $6.33    $0.39       $0.00       $0.07         0.80%
----------------------------------------------------------------------------------------
7/31/01                  7.20     6.74     0.60        0.00        0.00         2.00
----------------------------------------------------------------------------------------
7/31/00                  7.46     7.20     0.53        0.00        0.00         3.83
----------------------------------------------------------------------------------------
7/31/99                  7.96     7.46     0.51        0.01        0.04         0.72
----------------------------------------------------------------------------------------
7/31/98                  8.00     7.96     0.60        0.05        0.00         7.96
----------------------------------------------------------------------------------------
7/31/97                  7.82     8.00     0.70        0.00        0.00        11.64
----------------------------------------------------------------------------------------
Inception* -- 7/31/96    7.89     7.82     0.53        0.00        0.05         6.65++
----------------------------------------------------------------------------------------
Total                                     $3.86       $0.06       $0.16
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                 $6.75    $6.33    $0.39       $0.00       $0.07         0.63%
----------------------------------------------------------------------------------------
7/31/01                  7.21     6.75     0.60        0.00        0.00         2.00
----------------------------------------------------------------------------------------
7/31/00                  7.47     7.21     0.53        0.00        0.00         3.83
----------------------------------------------------------------------------------------
7/31/99                  7.96     7.47     0.51        0.01        0.04         0.84
----------------------------------------------------------------------------------------
7/31/98                  8.01     7.96     0.60        0.05        0.00         7.78
----------------------------------------------------------------------------------------
7/31/97                  7.82     8.01     0.69        0.00        0.00        11.69
----------------------------------------------------------------------------------------
7/31/96                  7.85     7.82     0.63        0.00        0.06         8.72
----------------------------------------------------------------------------------------
7/31/95                  7.76     7.85     0.49        0.00        0.20        10.94
----------------------------------------------------------------------------------------
7/31/94                  8.41     7.76     0.65        0.10        0.04         1.43
----------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24     8.41     0.47        0.12        0.00         9.47++
----------------------------------------------------------------------------------------
Total                                     $5.56       $0.28       $0.41
----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   7 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+



                                               Without Sales Charges/(1)/
                             -----------------------------------------------------------
                             Class A  Class B           Class L           Class Y Class Z
-----------------------------------------------------------------------------------------
Year Ended 7/31/02             0.32%   (0.22)%           (0.16)%           0.80%   0.63%
---------------------------------------------------------------------------------------
Five Years Ended 7/31/02       2.63     2.15              2.19             3.03     2.98
---------------------------------------------------------------------------------------
Ten Years Ended 7/31/02         N/A     4.67               N/A              N/A      N/A
---------------------------------------------------------------------------------------
Inception* through 7/31/02     5.46     6.32              4.59             4.87     5.81
---------------------------------------------------------------------------------------
                                                With Sales Charges/(2)/
                             -----------------------------------------------------------
                             Class A  Class B           Class L           Class Y Class Z
-----------------------------------------------------------------------------------------
Year Ended 7/31/02            (4.23)%  (4.44)%           (2.12)%           0.80%   0.63%
---------------------------------------------------------------------------------------
Five Years Ended 7/31/02       1.69     2.00              1.99             3.03     2.98
---------------------------------------------------------------------------------------
Ten Years Ended 7/31/02         N/A     4.67               N/A              N/A      N/A
---------------------------------------------------------------------------------------
Inception* through 7/31/02     4.96     6.32              4.49             4.87     5.81
---------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                       Without Sales Charges/(1)/
---------------------------------------------------------------------------------
Class A (Inception* through 7/31/02)                             67.74%
-------------------------------------------------------------------------------
Class B (7/31/92 through 7/31/02)                                57.92
-------------------------------------------------------------------------------
Class L (Inception* through 7/31/02)                             52.30
-------------------------------------------------------------------------------
Class Y (Inception* through 7/31/02)                             38.21
-------------------------------------------------------------------------------
Class Z (Inception* through 7/31/02)                             73.26
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.



   8 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class B Shares of the Smith Barney Diversified Strategic Income Fund
vs. Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                            July 1992 -- July 2002

                  [CHART]


             Smith Barney
        Diversified Strategic      Lehman Brothers
             Income Fund        Aggregate Bond Index
        ---------------------   --------------------
Jul 1992       $10,000                 $10,000
Jul 1993        10,728                  11,017
Jul 1994        10,798                  11,028
Jul 1995        11,878                  12,143
Jul 1996        12,804                  12,815
Jul 1997        14,199                  14,194
Jul 1998        15,184                  15,311
Jul 1999        15,175                  15,691
Jul 2000        15,627                  16,629
Jul 2001        15,826                  18,740
Jul 2002        15,792                  20,152


+Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



   9 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                              JULY 31, 2002


   FACE
  AMOUNT                                                    SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 42.3%
U.S. Government Agencies and Obligations -- 42.3%
$27,800,000           Federal Home Loan Bank, 3.375% due 5/14/04 (a)                                        $ 28,284,610
                      Federal Home Loan Mortgage Corp. (FHLMC):
 14,500,000            5.000% due 5/15/04 (a)                                                                 15,175,279
 17,970,223            6.500% due 12/1/31 (a)(b)                                                              18,518,481
 59,000,000            6.500% due 8/1/32 (c)(d)                                                               60,677,370
                      Federal National Mortgage Association (FNMA):
 11,879,679            5.500% due 12/1/16 (b)                                                                 12,045,343
 23,678,180            6.500% due 1/1/17 (b)                                                                  24,698,702
 46,518,906            6.000% due 5/1/17 (a)(b)                                                               47,884,491
    456,000            6.500% due 5/1/31                                                                         469,448
 54,042,962            7.500% due 3/1/32 (a)(b)                                                               57,031,083
 27,032,752            7.000% due 5/1/32 (b)                                                                  28,154,156
 78,009,965            6.000% due 6/1/32 (b)                                                                  78,744,560
 40,000,000            6.000% due 7/1/32 (c)(d)                                                               40,312,400
 85,000,000            6.500% due 7/1/32 (c)(d)                                                               87,337,500
 15,000,000            7.000% due 7/1/32 (c)(d)                                                               15,600,000
                      Government National Mortgage Association (GNMA):
 17,401,789            7.500% due 9/15/31 (b)                                                                 18,436,276
 69,553,693            6.500% due 3/15/32 (b)                                                                 71,874,383
 47,141,025            7.000% due 3/15/32 (b)                                                                 49,321,902
                      U.S. Treasury Notes:
 18,800,000            5.875% due 11/15/04 (a)                                                                20,249,668
 12,520,000            7.875% due 11/15/04 (a)                                                                14,035,609
------------------------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT SECTOR
                      (Cost -- $675,374,704)                                                                 688,851,261
------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(e)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 20.1%
CORPORATE BONDS AND NOTES -- 19.1%
Aerospace and Defense -- 0.3%
                      BE Aerospace Inc., Sr. Sub. Notes, Series B:
  1,310,000 B          8.000% due 3/1/08                                                                       1,126,600
    900,000 B          8.875% due 5/1/11                                                                         774,000
  1,620,000 B-        Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09                       1,692,900
  1,720,000 CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                                         1,238,400
    440,000 B-        Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08 (f)                                    453,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,285,100
------------------------------------------------------------------------------------------------------------------------
Airline -- 0.6%
  1,525,000 B         Air Canada, Sr. Notes, 10.250% due 3/15/11                                                 998,875
  9,215,241 Ca*       Airplanes Pass Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
                        10.875% due 3/15/19                                                                      460,762
                      Continental Airlines Inc., Pass-Through Certificates:
  1,475,000 BBB-       7.434% due 3/15/06                                                                      1,299,350
    631,672 BBB-       8.312% due 4/2/11                                                                         534,539
  2,025,000 BB         Series D, 7.568% due 12/1/06                                                            1,818,164

                      See Notes to Financial Statements.


  10 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                         SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------
Airline -- 0.6% (continued)
                     United Airlines, Pass-Through Certificates:
$  990,000 B+         6.831% due 9/1/08                                                                       $   740,124
   916,449 BB-        8.030% due 7/1/11                                                                           683,272
   440,000 BB+        6.932% due 9/1/11                                                                           278,335
 2,160,129 BB         Secured Notes, 7.811% due 10/1/09                                                         1,466,241
   866,094 BBB+      US Airways Pass-Through Trust, Secured Notes, 8.360% due 1/20/19 (g)                         761,481
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,041,143
-------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 0.4%
                     The AES Corp.:
 2,905,000 BB-        Sr. Notes, 9.500% due 6/1/09                                                              1,147,475
 1,090,000 B          Sr. Sub. Notes, 10.250% due 7/15/06 (a)                                                     212,550
 3,295,000 B+        Calpine Canada Energy Finance ULC, Sr. Sub. Notes, Company Guaranteed, 8.500% due 5/1/08   1,729,875
                     Calpine Corp., Sr. Notes:
   825,000 B+         8.750% due 7/15/07                                                                          416,625
 5,790,000 B+         8.625% due 8/15/10                                                                        2,923,950
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,430,475
-------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.3%
                     Levi Strauss & Co.:
   730,000 BB-        7.000% due 11/1/06                                                                          558,450
   710,000 BB-        Sr. Notes, 11.625% due 1/15/08                                                              635,450
   735,000 BBB-      Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due 6/1/03                               738,084
 1,240,000 B-        Tropical Sportswear International Corp., Sr. Sub. Notes, Series A, Company Guaranteed,
                      11.000% due 6/15/08                                                                       1,295,800
 1,055,000 B-        William Carter, Sr. Sub. Notes, Series B, Company Guaranteed, 10.875% due 8/15/11          1,140,719
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,368,503
-------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.1%
   440,000 BB+       The Gap Inc., 8.150% due 12/15/05                                                            437,124
 1,350,000 Caa1*     J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                              1,140,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,577,874
-------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.4%
   300,000 Ba3*      American Axle & Manufacturing Inc., Sr. Sub. Notes, Company Guaranteed,
                       9.750% due 3/1/09                                                                          321,000
   580,000 Ba1*      Arvin Capital Trust I, Jr. Sub. Notes, Company Guaranteed, 9.500% due 2/1/27                 586,843
                     Collins & Aikman Products:
 1,460,000 B1*        Sr. Notes, 10.750% due 12/31/11                                                           1,449,050
   490,000 B          Sr. Sub. Notes, Company Guaranteed, 11.500% due 4/15/06                                     445,900
                     Dana Corp.:
 1,625,000 BB         6.500% due 3/1/09                                                                         1,365,000
   760,000 BB         Sr. Notes, 10.125% due 3/15/10 (f)                                                          748,600
   340,000 B-        Eagle-Picher Industries, Inc., Company Guaranteed, 9.375% due 3/1/08                         265,200
   145,000 Caa3*     LDM Technologies Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 10.750% due 1/15/07     100,775
   735,000 B         Metaldyne Corp, Sr. Sub. Notes, Series B, 11.000% due 6/15/12 (f)                            679,875
   745,000 B         Stanadyne Automotive Corp., Sr. Sub. Notes, Series B, 10.250% due 12/15/07                   599,725
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,561,968
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                         SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
$  845,000 BB-       The Pep Boys-Manny, Moe & Jack, Sr. Notes, 6.710% due 11/3/04                            $   798,525
-------------------------------------------------------------------------------------------------------------------------
Beverages/Non-Alcoholic -- 0.0%
   730,000 B+        Cott Beverages Inc., Sr. Sub. Notes, Company Guaranteed, 8.000% due 12/15/11                 733,650
-------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.7%
 3,188,000 B-        Emmis Communications Corp., Sr. Discount Notes, step bond to yield 12.487% due 3/15/11     2,183,780
 2,655,000 B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield 13.104% due 3/1/08              2,482,425
                     Paxson Communications Corp.:
 1,290,000 B-         Sr. Sub. Discount Notes, step bond to yield 11.374% due 1/15/09                             670,800
 1,595,000 B-         Sr. Sub. Notes, Company Guaranteed, 10.750% due 7/15/08                                   1,429,519
   600,000 CCC+      Pegasus Communications, Sr. Notes, Series B, 9.750% due 12/1/06                              285,000
 1,255,000 B         Sinclair Broadcast Group Inc., Sr. Sub. Notes, 8.750% due 12/15/11                         1,261,275
   765,000 B-        Spanish Broadcasting Systems, Sr. Sub. Notes, Company Guaranteed, 9.625% due 11/1/09         751,613
   200,000 CCC+      XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10                               69,000
                     Young Broadcasting Inc.:
 1,115,000 B          Sr. Notes, 8.500% due 12/15/08                                                            1,115,000
   660,000 B-         Sr. Sub. Notes, Company Guaranteed, 10.000% due 3/1/11                                      587,400
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               10,835,812
-------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.1%
   475,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                         477,969
   370,000 B         Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/1/12 (f)                             382,025
 1,485,000 B-        Atrium Cos. Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 10.500% due 5/1/09         1,486,856
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,346,850
-------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 1.2%
 2,280,000 Ca*       Adelphia Communications Corp., Sr. Discount Notes, Series B, zero coupon bond to yield
                      10.584% due 1/15/08 (h)                                                                     285,000
                     Charter Communications Holdings:
                      Sr. Discount Notes:
10,000,000 B-           Step bond to yield 11.706% due 1/15/10                                                  3,850,000
 2,340,000 B-           Step bond to yield 11.649% due 1/15/11                                                    772,200
 1,880,000 B-           Step bond to yield 11.747% due 5/15/11                                                    620,400
 1,495,000 B-         Sr. Notes, 11.125% due 1/15/11                                                              964,275
                     CSC Holdings Inc.:
   585,000 BB+        Sr. Notes, Series B, 7.625% due 4/1/11                                                      464,125
 2,295,000 BB-        Sr. Sub. Debentures, 10.500% due 5/15/16                                                  1,514,700
 2,930,000 B1*       EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                                   2,805,475
                     EchoStar DBS Corp., Sr. Notes:
 1,160,000 B+         9.375% due 2/1/09                                                                         1,090,400
 2,515,000 B+         Company Guaranteed, 9.125% due 1/15/09 (f)                                                2,326,375
 2,200,000 B-        Insight Communications Inc., Sr. Discount Notes, step bonds to yield 12.185% due 2/15/11     781,000
                     Pegasus Communications:
   825,000 CCC+       Sr. Discount Notes, step bond to yield 18.184% due 3/1/07                                   218,625
   150,000 B3*        Sr. Notes, Series B, 9.625% due 10/1/05                                                      71,250
 3,800,000 Ba1*      Rogers Cablesystems Ltd., Sr. Sub. Debentures, Company Guaranteed, 11.000% due 12/1/15     4,085,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               19,848,825
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  12 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                         SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 0.9%
$1,270,000 B-         Alliance Gaming Corp., Sr. Sub. Notes, Series B, Company Guaranteed, 10.000% due 8/1/07 $ 1,327,150
   850,000 B-         Ameristar Casinos Inc., Sr. Sub. Notes, Company Guaranteed, 10.750% due 2/15/09             916,937
                      Mandalay Resort Group:
   585,000 BB-          Sr. Sub. Debentures, 7.625% due 7/15/13                                                   546,975
 1,725,000 BB-          Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                            1,837,125
                      MGM MIRAGE, Sr. Sub. Notes, Company Guaranteed:
   765,000 BB+          9.750% due 6/1/07                                                                         814,725
 1,970,000 BB+          8.375% due 2/1/11                                                                       2,004,475
 2,150,000 BB+        Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11                        2,150,000
 1,505,000 B+         Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08                                 1,542,625
   825,000 B+         Sun International Hotels, Ltd., Sr. Sub. Notes, Company Guaranteed, 8.625% due 12/15/07     842,531
 2,995,000 B-         Venetian Casino Resort LLC/Las Vegas Sands, Inc., Second Mortgage Notes,
                        11.000% due 6/15/10 (f)                                                                 3,002,488
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               14,985,031
-------------------------------------------------------------------------------------------------------------------------
Chemicals: Agricultural -- 0.2%
 1,450,000 Ba1*       IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11                                  1,544,250
                      Terra Industries:
 1,995,000 B            Sr. Notes, Series B, 10.500% due 6/15/05                                                1,665,825
   135,000 BB-          Sr. Secured Notes, Company Guaranteed, 12.875% due 10/15/08                               137,025
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,347,100
-------------------------------------------------------------------------------------------------------------------------
Chemicals: Major Diversified -- 0.5%
                      Huntsman ICI Chemicals LLC:
16,485,000 B-           Sr. Discount Notes, zero coupon bond to yield 13.092% due 12/31/09                      3,956,400
   745,000 B            Sr. Notes, 9.875% due 3/1/09 (f)                                                          750,588
 1,500,000 BB         Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12                                 1,462,500
 1,815,000 B          Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06                             1,388,475
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,557,963
-------------------------------------------------------------------------------------------------------------------------
Chemicals: Specialty -- 0.4%
   960,000 Ba2*       Airgas Inc., Sr. Sub. Notes, Company Guaranteed, 9.125% due 10/1/11                       1,009,200
 1,445,000 B-         Avecia Group PLC, Sr, Notes, Company Guaranteed, 11.000% due 7/1/09                       1,387,200
 1,435,000 BB-        ISP Chemco, Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 10.250% due 7/1/11        1,406,300
 1,620,000 B+         ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09                      1,458,000
   590,000 BBB-       Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                               598,850
   970,000 B+         OM Group Inc., Sr. Sub. Notes, Company Guaranteed, 9.250% due 12/15/11                      950,600
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,810,150
-------------------------------------------------------------------------------------------------------------------------
Coal -- 0.1%
 1,725,000 BB         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                          1,837,125
-------------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.1%
 1,830,000 B-         Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11                                 1,830,000
-------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
                      American Greetings Corp.:
 1,010,000 BBB-         Sr. Notes, 6.100% due 8/1/28                                                              911,525
   660,000 BB+          Sr. Sub. Notes, 11.750% due 7/15/08                                                       711,150
   150,000 B-         Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                                      128,250
 1,340,000 BB         Sola International Inc., Sr. Notes, 6.875% due 3/15/08                                    1,227,113
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,978,038
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  13 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                      SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.1%
$  220,000 B-        Huntsman Packaging, Sr. Sub. Notes, Company Guaranteed, 13.000% due 6/1/10         $    226,600
                     Owens-Illinois, Inc.:
 3,305,000 B+         Sr. Notes, 7.150% due 5/15/05                                                        3,024,075
 3,230,000 NR         Sr. Secured Notes, 8.875% due 2/15/09 (f)                                            3,213,850
   520,000 B-        Packaged Ice Inc., Sr. Notes, Series B, Company Guaranteed, 9.750% due 2/1/05           434,200
 1,485,000 BBB       Sealed Air Corp., 6.950% due 5/15/09 (f)                                                928,513
 6,705,000 B         Stone Container Corp., Sr. Notes, Company Guaranteed, 11.500% due 8/15/06 (f)         7,140,825
 1,695,000 B-        Sweetheart Cup Co., Inc., Sr. Sub. Notes, Company Guaranteed, 10.500% due 9/1/03      1,618,725
 1,495,000 B-        Tekni-Plex Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 12.750% due 6/15/10    1,472,575
--------------------------------------------------------------------------------------------------------------------
                                                                                                          18,059,363
--------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.1%
 1,600,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                               1,688,000
--------------------------------------------------------------------------------------------------------------------
Department Stores -- 0.2%
 1,968,000 Ba3*      J.C. Penney Co., Inc., 9.000% due 8/1/12 (f)                                          1,933,545
 1,556,000 BB        Saks Inc., 9.875% due 10/1/11                                                         1,524,880
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,458,425
--------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.1%
   990,000 BBB-      Tyco International Group S.A., 6.375% due 10/15/11                                      738,960
--------------------------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.1%
                     Rite Aid Corp., Sr. Notes:
   750,000 B-         7.625% due 4/15/05                                                                     547,500
 1,565,000 B-         7.125% due 1/15/07                                                                   1,025,075
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,572,575
--------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.4%
   725,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                              757,326
                     CMS Energy Corp., Sr. Notes:
 1,070,000 B+         7.625% due 11/15/04                                                                    728,005
   840,000 B+         9.875% due 10/15/07                                                                    571,816
 1,505,000 BBB-      Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                                   858,809
 3,020,000 Ba2*      Mission Energy Holdings, Sr. Secured Notes, 13.500% due 7/15/08                       1,223,100
 2,660,000 BBB-      Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10                             1,901,900
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,040,956
--------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
 1,930,000 Baa2*     Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08                                    1,841,469
--------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.2%
 1,280,000 CCC       Remington Products Co. LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06               992,000
                     Salton Inc., Sr. Sub. Notes:
 1,325,000 B          12.250% due 4/15/08                                                                  1,311,750
   175,000 B          Company Guaranteed, 10.750% due 12/15/05                                               169,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,473,500
--------------------------------------------------------------------------------------------------------------------
Electronics Distributors -- 0.1%
 1,910,000 Baa1*     Arrow Electronic Inc., Sr. Debentures, 6.875% due 6/1/18                              1,719,223
--------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.1%
   890,000 BB        Case Corp., Notes, 7.250% due 8/1/05                                                    838,106
   370,000 BB        Case Credit Corp., 6.750% due 10/21/07                                                  318,062

                      See Notes to Financial Statements.


  14 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT    RATING(e)                                            SECURITY                                                VALUE
---------------------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.1% (continued)
$   755,000 B+        Integrated Electrical Services Inc., Sr. Sub. Notes, Series B, Company Guaranteed,
                        9.375% due 2/1/09                                                                             $   683,275
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,839,443
---------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.3%
                      Allied Waste, Sr. Notes, Series B, Company Guaranteed:
  2,260,000 BB-        8.500% due 12/1/08                                                                               2,079,200
  1,175,000 BB-        7.875% due 1/1/09                                                                                1,057,500
    860,000 B+         10.000% due 8/1/09                                                                                 778,300
    720,000 B         URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                                             687,600
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,602,600
---------------------------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 0.3%
  2,330,000 BBB-      Avis Group Holdings, Inc., Sr. Sub. Notes, Company Guaranteed, 11.000% due 5/1/09                 2,434,850
    880,000 B         Penhall International Inc., Sr. Notes, Company Guaranteed, 12.000% due 8/1/06                       752,400
  1,430,000 B         Williams Scotsman Inc., Sr. Notes, Company Guaranteed, 9.875% due 6/1/07                          1,294,150
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,481,400
---------------------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.2%
 12,380,500 NR        The FINOVA Group Inc., 7.500% due 11/15/09                                                        3,776,053
---------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.5%
                      Aurora Foods Inc., Sr. Sub. Notes, Series B:
  1,195,000 CCC        9.875% due 2/15/07                                                                                 782,725
  1,880,000 CCC        8.750% due 7/1/08                                                                                1,165,600
  1,085,000 B-        Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500% due 12/1/08                             1,057,875
                      Fleming Cos., Inc., Company Guaranteed:
    520,000 BB-        Sr. Notes, 10.125% due 4/1/08                                                                      522,600
  1,615,000 B+         Sr. Sub. Notes, Series D, 10.625% due 7/31/07                                                    1,534,250
  2,865,000 Ba2*      SC International Services Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 9.250% due 9/1/07   2,206,050
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,269,100
---------------------------------------------------------------------------------------------------------------------------------
Food Retail -- 0.1%
  1,250,000 BB        Great Atlantic and Pacific Tea Co., 7.750% due 4/15/07                                            1,118,750
---------------------------------------------------------------------------------------------------------------------------------
Foods: Major Diversified -- 0.3%
    440,000 B-        AgriLink Foods Inc., Sr. Sub. Notes, Company Guaranteed, 11.875% due 11/1/08                        459,800
    985,000 BB-       Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                                      884,927
    745,000 B         Herbalife International Inc., Sr. Sub. Notes, 11.750% due 7/15/10 (f)                               733,825
    745,000 BB        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                                  510,325
  1,460,000 B2*       Michael Foods, Sr. Sub. Notes, Series B, 11.750% due 4/1/11                                       1,606,000
    590,000 Caa1*     Mrs. Fields Original Cookies, Sr. Sub. Notes, Series B, Company Guaranteed,
                        10.125% due 12/1/04                                                                               421,850
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,616,727
---------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
  2,975,000 Ba2*      Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                                     3,123,750
    440,000 B+        Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                                                418,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,541,750
---------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.0%
    190,000 B-        Sealy Mattress Co., Series B, Company Guaranteed, step bond to yield 9.335% due 12/15/07            160,550
---------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  15 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                      SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.5%
$  735,000 BB        Beazer Homes USA Inc., Sr. Notes, Company Guaranteed, 8.625% due 5/15/11           $   729,488
   760,000 Ba2*      D.R. Horton Inc., Sr. Sub. Notes, Company Guaranteed, 9.375% due 3/15/11               748,600
 1,285,000 BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                                          1,265,725
 1,225,000 BB+       Lennar Corp., Sr. Notes, Series B, Company Guaranteed, 9.950% due 5/1/10             1,329,125
   925,000 B1*       Meritage Corp., Sr. Notes, Company Guaranteed, 9.750% due 6/1/11                       943,500
   540,000 BB+       The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                                   581,850
 1,575,000 Ba2*      Schuler Homes Inc., Sr. Sub. Notes, Company Guaranteed, 10.500% due 7/15/11          1,594,688
                     Standard Pacific Corp.:
   955,000 BB         Sr. Notes, 8.500% due 4/1/09                                                          935,900
   740,000 Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12                                                    725,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                          8,854,076
-------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.0%
 1,620,000 CCC+      Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                           672,300
-------------------------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruise Lines -- 0.6%
 1,300,000 B1*       Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750% due 2/1/08               1,327,625
 1,425,000 BBB-      Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07                                   1,453,393
 1,605,000 BB-       HMH Properties Inc., Sr. Notes, Series A, Company Guaranteed, 7.875% due 8/1/05      1,556,850
 4,160,000 B+        Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                                       4,321,200
   750,000 BB+       Royal Caribbean Cruises, Sr. Notes, 8.750% due 2/2/11                                  693,074
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,352,142
-------------------------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.1%
   590,000 B+        AKI Inc., Sr. Notes, 10.500% due 7/1/08                                                563,450
 1,180,000 B-        Revlon Consumer Products Corp., Sr. Secured Notes, 12.000% due 12/1/05               1,150,500
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,713,950
-------------------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.2%
                     Foamex International Inc., Company Guaranteed:
   745,000 B          Sr. Secured Notes, 10.750% due 4/1/09 (f)                                             761,762
   755,000 B-         Sr. Sub. Notes, 9.875% due 6/15/07                                                    675,725
 1,150,000 B         UCAR Finance Inc., Sr. Notes, 10.250% due 2/15/12                                    1,155,750
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,593,237
-------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.2%
 2,455,000 Ba3*      PanAmSat Corp., Sr. Notes, Company Guaranteed, 8.500% due 2/1/12 (f)                 2,258,600
 2,395,000 CCC+      Qwest Capital Funding, Company Guaranteed, 6.875% due 7/15/28                          850,225
   755,000 Ba3*      Qwest Corp., 8.875% due 3/15/12 (f)                                                    600,225
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,709,050
-------------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.0%
   740,000 CCC+      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                 562,400
-------------------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.0%
   430,000 B         Physician Sales & Services, Sr. Sub. Notes, Company Guaranteed, 8.500% due 10/1/07     423,550
-------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.3%
   445,000 B2*       Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10 (f)                     441,106
                     HEALTHSOUTH Corp., Sr. Notes:
   775,000 BBB-       6.875% due 6/15/05                                                                    717,451
   995,000 BBB-       8.375% due 10/1/11                                                                    930,325


                      See Notes to Financial Statements.



   16 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                       SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.3% (continued)
$  435,000 NR        Pacificare Health System, Sr. Notes, 10.750% due 6/1/09 (f)                           $   428,475
 1,785,000 B         Pre-Se Technologies Inc., Sr. Notes, Series B, Company Guaranteed, 9.500% due 2/15/05   1,695,750
   290,000 B+        US Oncology Inc., Sr. Sub. Notes, Company Guaranteed, 9.625% due 2/1/12                   282,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,495,857
----------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
                     ALARIS Medical Systems:
   445,000 B+         Sr. Secured Notes, Series B, 11.625% due 12/1/06                                         485,050
 1,845,000 B-         Sr. Sub. Notes, Company Guaranteed, 9.750% due 12/1/06                                 1,789,650
 1,275,000 B3*       Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09                            1,268,625
 1,630,000 B-        Universal Hospital Services, Sr. Notes, 10.250% due 3/1/08                              1,589,250
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,132,575
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.1%
   435,000 B         JohnsonDiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12 (f)                              452,400
 1,015,000 BB-       Mail-Well I Corp., Sr. Notes, Company Guaranteed, 9.625% due 3/15/12 (f)                  786,625
   705,000 CCC+      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06                 595,725
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,834,750
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.3%
 1,080,000 CCC+      Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                        864,000
 1,495,000 BBB       Cooper Tire & Rubber Co., Sr. Notes, 7.625% due 3/15/27                                 1,403,727
 2,255,000 CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                           1,544,675
    30,000 B-        Prestolite Electric Inc., Company Guaranteed, 9.625% due 2/1/08                            21,150
   480,000 Caa1*     Venture Holdings Trust, Sr. Notes, Series B, 9.500% due 7/1/05                            290,400
 1,475,000 CCC+      WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                                     744,875
   605,000 BB-       Wolverine Tube Inc., Sr. Notes, Company Guaranteed, 10.500% due 4/1/09 (f)                565,675
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,434,502
----------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.5%
                     AMC Entertainment Inc., Sr. Sub. Notes:
 2,455,000 CCC+       9.500% due 3/15/09                                                                     2,307,700
 1,225,000 CCC+       9.500% due 2/1/11                                                                      1,145,375
   575,000 CCC       IMAX Corp., Sr. Notes, 7.875% due 12/1/05                                                 431,250
 4,410,000 B         Premier Parks, Inc., Sr. Discount Notes, step bond to yield 10.642% due 4/1/08          4,189,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             8,073,825
----------------------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
 1,170,000 BB-       El Paso Energy Partners, Sr. Sub. Notes, Company Guaranteed, 8.500% due 6/1/11 (f)      1,093,950
 1,495,000 BB-       Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series B, Company Guaranteed,
                       10.375% due 6/1/09                                                                    1,472,575
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,566,525
----------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.8%
 1,285,000 B+        Canadian Forest Oil Corp., Sr. Sub. Notes, Company Guaranteed, 10.500% due 1/15/06      1,355,675
   435,000 B         Denbury Management Inc., Sr. Sub. Notes, Company Guaranteed, 9.000% due 3/1/08            424,125
   910,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                      928,200
   750,000 B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12 (f)                           757,500
   435,000 B-        Mission Resources Corp., Sr. Notes, Series C, Company Guaranteed, 10.875% due 4/1/07      297,975
 1,195,000 B+        Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                         1,186,038
   725,000 BB+       Ocean Energy Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 8.375% due 7/1/08        764,875
   760,000 B         Plains E&P Co., Sr. Sub. Notes, 8.750% due 7/1/12 (f)                                     750,500

                      See Notes to Financial Statements.


  17 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                          SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.8% (continued)
                     Plains Resources Inc., Sr. Sub. Notes, Company Guaranteed:
$  250,000 NR         Series B, 10.250% due 3/15/06                                                             $    259,688
   660,000 NR         Series F, 10.250% due 3/15/06                                                                  685,575
                     Pogo Producing Co., Sr. Sub. Notes, Series B:
   290,000 BB         10.375% due 2/15/09                                                                            310,663
   435,000 BB         8.250% due 4/15/11                                                                             441,525
   795,000 B-        Range Resources Corp., Sr. Sub. Notes, Company Guaranteed, 8.750% due 1/15/07                   795,000
 1,410,000 B+        Stone Energy Corp., Sr. Sub. Notes, Company Guaranteed, 8.750% due 9/15/07                    1,441,725
   590,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                                             560,500
                     Vintage Petroleum:
 1,015,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                                   994,700
   855,000 B1*        Sr. Sub. Notes, 9.750% due 6/30/09                                                             842,175
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  12,796,439
----------------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.2%
 1,360,000 BB+       Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08                                     1,611,600
 1,040,000 B+        Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12 (f)                                   780,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,391,600
----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.2%
   150,000 B-        Argo-Tech Corp., Sr. Sub. Notes, Company Guaranteed, 8.625% due 10/1/07                         132,750
                     Compagnie Generale de Geophysique S.A., Sr. Notes:
 1,360,000 BB         10.625% due 11/15/07                                                                         1,346,400
   490,000 NR         10.625% due 11/15/07 (f)                                                                       485,100
   885,000 B         Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10                                        951,375
   725,000 BB-       Superior Energy Services Inc., LLC, Sr. Notes, Company Guaranteed, 8.875% due 5/15/11           692,375
   440,000 B         Trico Marine Services Inc., Sr. Notes, 8.875% due 5/15/12 (f)                                   402,600
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,010,600
----------------------------------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.3%
                     Service Corp. International:
 1,025,000 BB-        Debentures, 7.875 due 2/1/13                                                                   835,375
                      Sr. Notes:
 1,290,000 BB-          6.875% due 10/1/07                                                                         1,102,950
 1,590,000 BB-          6.500% due 3/15/08                                                                         1,327,650
 1,715,000 B+        Stewart Enterprises Inc., Sr. Sub. Notes, Company Guaranteed, 10.750% due 7/1/08              1,852,200
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,118,175
----------------------------------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.1%
 1,610,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                              1,700,171
----------------------------------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.1%
 1,515,000 Ba1*      Markel Capital Trust I, Jr. Sub. Notes, Series B, Company Guaranteed, 8.710% due 1/1/46       1,273,285
   890,000 BB+       PXRE Capital Trust I, Company Guaranteed, 8.850% due 2/1/27                                     632,608
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,905,893
----------------------------------------------------------------------------------------------------------------------------
Publishing: Books/Magazines -- 0.2%
 4,365,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                                           3,863,025
----------------------------------------------------------------------------------------------------------------------------
Publishing/Newspapers -- 0.3%
   745,000 B+        Garden State Newspapers, Sr. Sub. Notes, Series B, 8.750% due 10/1/09                           722,650
 1,520,000 Ba3*      Hollinger International Publishing, Sr. Sub. Notes, Company Guaranteed, 9.250% due 3/15/07    1,577,000
 3,166,210 B         Hollinger Participation, Sr. Notes, Payment-in-kind, 12.125% due 11/15/10 (f)                 2,869,378
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,169,028
----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   18 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                       SECURITY                                           VALUE
-----------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.4%
$1,510,000 BBB       Bowater Canada Finance Co., Sr. Notes, 7.950% due 11/15/11                            $  1,531,132
                     Buckeye Technologies Inc., Sr. Sub. Notes:
   770,000 B+         9.250% due 9/15/08                                                                        635,250
 2,025,000 B+         8.000% due 10/15/10                                                                     1,549,125
 2,995,000 BBB-      Georgia-Pacific Corp., Sr. Notes, 7.500% due 5/15/06                                     2,652,315
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              6,367,822
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.2%
 2,555,000 BB-       Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07                                        2,577,356
-----------------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.2%
 2,445,000 BB        Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28                                          1,894,875
   595,000 B         The Hockey Co./Sport Maska Inc., Sr. Secured Notes, 11.250% due 4/15/09 (f)                574,175
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,469,050
-----------------------------------------------------------------------------------------------------------------------
Restaurants -- 0.2%
   740,000 CCC       Advantica Restaurant Group, Sr. Notes, 11.250% due 1/15/08                                 586,450
   440,000 B         American Restaurant Group Inc., Sr. Secured Notes, Series D, Company Guaranteed,
                      11.500% due 11/1/06                                                                       400,400
   595,000 CCC+      CKE Restaurants Inc., Sr. Sub. Notes, Company Guaranteed, 9.125% due 5/1/09                562,275
   380,000 B-        Friendly Ice Cream Corp., Sr. Notes, Company Guaranteed, 10.500% due 12/1/07               366,700
   440,000 B+        Perkins Family Restaurants, L.P., Sr. Notes, Series B, 10.125% due 12/15/07                437,800
 1,175,000 B+        Sbarro Inc., Sr. Sub. Notes, Company Guaranteed, 11.000% due 9/15/09                     1,139,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              3,493,375
-----------------------------------------------------------------------------------------------------------------------
Savings Banks -- 0.3%
                     Ocwen Capital:
 1,525,000 B1*        11.875 due 10/1/03                                                                      1,525,000
 3,920,000 B3*        Jr. Sub. Notes, Company Guaranteed, 10.875% due 8/1/27                                  3,214,400
   695,000 BB-       Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12                                677,625
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,417,025
-----------------------------------------------------------------------------------------------------------------------
Steel - Producers -- 0.1%
   595,000 B3*       Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07                                     612,850
   450,000 B         Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (f)                                     463,500
   740,000 B-        WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04                                   374,625
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,450,975
-----------------------------------------------------------------------------------------------------------------------
Stores - Specialty -- 0.2%
   500,000 B         Advance Stores Co., Sr. Sub. Notes, Series B, Company Guaranteed, 10.250% due 4/15/08      527,500
 1,170,000 B-        Jo-Ann Stores Inc., Sr. Sub. Notes, Company Guaranteed, 10.375% due 5/1/07               1,190,475
   485,000 B-        Petro Stopping Centers, Sr. Notes, 10.500% due 2/1/07                                      465,600
   595,000 B         Von Hoffman Corp., Sr. Notes, Company Guaranteed, 10.250% due 3/15/09 (f)                  586,075
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,769,650
-----------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
   855,000 Ba2*      Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                          551,475
-----------------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.1%
 1,780,000 Ca*       GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 15.233% due 2/1/10 (h)        13,350
 3,265,000 NR        Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due 3/15/07 (h)                       1,142,750
 2,370,000 BB-       Nortel Networks Ltd., 6.125% due 2/15/06                                                 1,113,900
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,270,000
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  19 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   FACE
  AMOUNT   RATING(e)                                        SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
$  510,000 BB        Dimon Inc., Sr. Notes, Series B, Company Guaranteed, 9.625% due 10/15/11               $    530,400
 1,723,000 BB        Standard Commercial Corp., Sr. Notes, Company Guaranteed, 8.875% due 8/1/05               1,766,075
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,296,475
------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.1%
   590,000 B+        Sea Containers, Sr. Sub. Notes, Series A, 12.500% due 12/1/04                               569,350
   835,000 Baa2*     Windsor Petroleum Transportation Corp., 7.840% due 1/15/21 (f)                              696,361
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,265,711
------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.2%
 1,650,000 B-        Columbus McKinnon Corp., Sr. Sub. Notes, Company Guaranteed, 8.500% due 4/1/08            1,485,000
 1,025,000 Ba1*      Navistar International Corp., Sr. Sub. Notes, Series B, Company Guaranteed,
                       9.375% due 6/1/06                                                                       1,045,500
   580,000 B+        NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09 (f)                               588,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,119,200
------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.5%
 1,905,000 Caa1*     AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield 12.876% to 10/1/09           533,400
 1,285,000 Caa1*     Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company Guaranteed, step bond to yield
                      17.473% due 2/15/10                                                                        250,575
                     Crown Castle International Corp.:
 1,040,000 B          Sr. Discount Notes, step bond to yield 10.453% due 5/15/11                                 483,600
 1,535,000 B          Sr. Notes, 10.750% due 8/1/11                                                            1,043,800
 1,560,000 B3*       Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due 12/15/08                         819,000
   825,000 Caa1*     Horizon PCS, Inc., Sr. Discount Notes, Company Guaranteed, step bond to yield
                       14.517% due 10/1/10                                                                       136,125
 6,090,000 B         Nextel Communications, Sr. Discount Notes, step bond to yield 10.688% due 2/15/08         3,791,025
 1,235,000 B3*       Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09                                      648,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,705,900
------------------------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $361,265,719)                                                                  310,300,660
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 1.0%
Contract Drilling -- 0.0%
   230,000           Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                                          211,025
------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.3%
                     Celestica Inc.:
 2,160,000            Sr. Sub. Notes, 10.500% due 12/31/06                                                     2,289,600
 2,325,000            Sub. Notes, zero coupon bond to yield 11.379% due 8/1/20                                   979,406
 4,130,000           Sanmina Corp., Sr. Notes, zero coupon bond to yield 10.674% due 9/12/20                   1,414,525
   387,000           Solectron Corp., Sr. Notes, zero coupon bond to yield 3.646% due 5/8/20                     227,363
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,910,894
------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
 1,825,000           Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07                                     818,969
------------------------------------------------------------------------------------------------------------------------
Human Resources -- 0.1%
 1,610,000           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05                                      1,288,000
------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
 2,225,000           Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due 5/15/09                           2,205,531
------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



   20 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   FACE
  AMOUNT                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
Semiconductors -- 0.4%
$1,845,000 Cypress Semiconductors Corp., Sub. Notes, 3.750% due 7/1/05       $  1,496,756
 2,620,000 LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05                       2,128,750
 2,200,000 TriQuint Semiconductor Inc., Sub. Notes, 4.000% due 3/1/07           1,553,750
 2,050,000 Vitesse Semiconductor Corp., Sr. Sub. Notes, 4.000% due 3/15/05      1,447,813
----------------------------------------------------------------------------------------
                                                                                6,627,069
----------------------------------------------------------------------------------------
           TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $16,983,464)             16,061,488
----------------------------------------------------------------------------------------

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
Aerospace and Defense -- 0.0%
           Northrop Grumman Corp., Equity Security Units, 7.250% due
     1,650   11/16/04                                                             193,463
----------------------------------------------------------------------------------------
Electronic Components -- 0.0%
     4,300 Motorola Inc., Equity Security Units, 7.000% due 11/16/04              171,914
----------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
     1,175 Broadwing Communications, 12.500%                                      120,437
----------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     5,500 Global Crossing Holdings Ltd., 6.750% due 4/15/12 (h)                      275
----------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
    18,000 Crown Castle International Corp., 6.250%                               231,750
     1,476 Dobson Communications Corp., Payment-in-kind, 13.000%                   44,650
----------------------------------------------------------------------------------------
                                                                                  276,400
----------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK (Cost -- $3,015,322)                             762,489
----------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
Foods - Major Diversified -- 0.0%
    24,971 Aurora Foods Inc.                                                       36,208
----------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     3,736 McLeodUSA Inc.                                                           1,868
    19,250 Pagemart Nationwide Inc.                                                   192
    78,123 Song Networks Holdings ADR                                              11,718
----------------------------------------------------------------------------------------
                                                                                   13,778
----------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     7,619 Crown Castle International Corp.                                        17,524
----------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $91,071)                                    67,510
----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  21 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



   WARRANTS                                 SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
WARRANTS (i) -- 0.0%
Broadcasting -- 0.0%
         12,325 UIH Australia, Expires 5/15/06                                    $         123
----------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
          1,865 Merrill Corp., Expires 5/1/09                                               186
----------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
            220 Pliant Corp., Expires 6/1/10                                              2,255
----------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
       2,095.00 Cybernet Internet Services International, Inc., Expires 7/1/09                3
          8,430 WAM!NET Inc., Expires 3/1/05 (f)                                             84
----------------------------------------------------------------------------------------------
                                                                                             87
----------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
          1,780 GT Group Telecom Inc., Expires 2/1/10                                     2,670
         42,090 Pagemart Inc., Expires 12/31/03                                             421
          7,800 RSL Communications Ltd., Expires 11/15/06                                 1,097
----------------------------------------------------------------------------------------------
                                                                                          4,188
----------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
          1,185 Horizon PCS Inc., Expires 10/1/10                                            59
          5,000 Iridium World Communications Ltd., Expires 7/15/05                           50
          1,000 IWO Holdings Inc., Expires 1/15/11                                          375
----------------------------------------------------------------------------------------------
                                                                                            484
----------------------------------------------------------------------------------------------
                TOTAL WARRANTS
                (Cost -- $365,074)                                                        7,323
----------------------------------------------------------------------------------------------
                TOTAL HIGH-YIELD SECTOR
                (Cost -- $381,720,650)                                              327,199,470
----------------------------------------------------------------------------------------------

     FACE
   AMOUNT+                                  SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 23.6%
BONDS -- 23.6%
Austria -- 1.8%
31,000,000/EUR/ Republic of Austria, 3.400% due 10/20/04 (a)                         30,164,339
----------------------------------------------------------------------------------------------
Canada -- 2.8%
     70,000,000 Canadian Government, 5.000% due 9/1/04 (a)                           45,494,919
----------------------------------------------------------------------------------------------
Denmark -- 5.1%
    400,000,000 Kingdom of Denmark, 5.000% due 11/15/03 (a)                          53,512,831
                NYKREDIT:
    147,287,709   6.000% due 10/1/19                                                 19,522,312
     70,807,760   7.000% due 10/1/29                                                  9,603,567
----------------------------------------------------------------------------------------------
                                                                                     82,638,710
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  22 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002


     FACE
    AMOUNT+                                 SECURITY                                   VALUE
-------------------------------------------------------------------------------------------------
Germany -- 1.8%
25,000,000/EUR/ Bundesobligation, 5.000% due 8/19/05                              $    25,221,269
 3,305,000/EUR/ Messer Griesheim Holdings AG, Sr. Notes, 10.375% due 6/1/11             3,343,973
------------------------------------------------------------------------------------------------
                                                                                       28,565,242
------------------------------------------------------------------------------------------------
Japan -- 0.6%
10,000,000/EUR/ Japan Bank for International Cooperation, 4.625% due 7/23/03            9,874,242
------------------------------------------------------------------------------------------------
Mexico -- 0.0%
      2,000,000 United Mexican States -- Value Recovery Rights, Expires 6/30/03             5,000
------------------------------------------------------------------------------------------------
New Zealand -- 1.9%
                New Zealand Government:
     28,000,000   5.500% due 4/15/03                                                   13,110,986
     37,000,000   6.500% due 2/15/05 (a)                                               17,533,775
------------------------------------------------------------------------------------------------
                                                                                       30,644,761
------------------------------------------------------------------------------------------------
Portugal -- 0.6%
10,000,000/EUR/ Republic of Portugal, 6.000% due 2/16/04                               10,123,642
------------------------------------------------------------------------------------------------
Supernational -- 4.0%
                European Investment Bank:
15,000,000/GBP/   6.000% due 5/7/03 (a)                                                23,723,988
10,000,000/GBP/   7.000% due 12/8/03                                                   16,155,524
                International Bank of Reconstruction & Development, 6.500% due
 5,500,000/GBP/   1/7/03                                                                8,671,542
10,000,000/GBP/ Nordic Investment Bank, 6.000% due 8/10/04 (a)                         16,083,783
------------------------------------------------------------------------------------------------
                                                                                       64,634,837
------------------------------------------------------------------------------------------------
Sweden -- 4.3%
 6,000,000/GBP/ Kingdom of Sweden, 7.500% due 12/30/02                                  9,488,986
    600,000,000 Swedish Government, 3.500% due 4/20/06 (a)                             60,432,729
------------------------------------------------------------------------------------------------
                                                                                       69,921,715
------------------------------------------------------------------------------------------------
United Kingdom -- 0.1%
 2,925,000/EUR/ COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (f)                1,152,026
 1,330,000/EUR/ Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                           208,564
      1,260,000 Telewest Communication PLC, 5.250% due 2/19/07 (f)                        492,937
------------------------------------------------------------------------------------------------
                                                                                        1,853,527
------------------------------------------------------------------------------------------------
United States -- 0.6%
 5,000,000/GBP/ KFW International Finance, 7.625% due 12/30/03                          8,156,449
   990,000/EUR/ The Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11               989,099
   500,000/GBP/ NTL Communications Corp., Sr. Notes, 9.500% due 4/1/08                    109,385
------------------------------------------------------------------------------------------------
                                                                                        9,254,933
------------------------------------------------------------------------------------------------
                TOTAL BONDS (Cost -- $374,621,466)                                    383,175,867
------------------------------------------------------------------------------------------------


  23 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

                      See Notes to Financial Statements.

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002



  WARRANTS                               SECURITY                                  VALUE
---------------------------------------------------------------------------------------------
WARRANTS (i) -- 0.0%
United Kingdom -- 0.0%
         250 Jazztel PLC, Expires 7/15/10 (Cost -- $0)                         $            0
--------------------------------------------------------------------------------------------
             TOTAL INTERNATIONAL SECTOR (Cost -- $374,621,466)                    383,175,867
--------------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS (Cost -- $1,431,716,820)                     1,399,226,598
--------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                SECURITY                                  VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.0%
$227,993,000 J.P. Morgan Chase & Co., 1.760% due 8/1/02; Proceeds at
               maturity -- $228,004,146; (Fully collateralized by U.S.
               Treasury Notes, 7.500% to 9.125% due 8/15/17 to
               2/15/25; Market value -- $234,832,916) (Cost -- $227,993,000)      227,993,000
--------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $1,659,709,820**)              $1,627,219,598
--------------------------------------------------------------------------------------------

 (a)Security is segregated as collateral for TBAs and open forward foreign currency contracts.
 (b)Date shown represents the last in range of maturity dates of mortgage certificates owned.
 (c)Security is traded on a "to-be-announced" ("TBA") basis (See Note 9).
 (d)Mortgage dollar roll (See Note 10).
 (e)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
 (f)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (g)Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
 (h)Security is in default.
 (i)Non-income producing security.
  + Face amount represents local currency unless otherwise indicated. **Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ADR -- American Depository Receipt.
  EUR -- Euro.
  GBP -- British Pound.


  See page 25 for definitions of bond ratings.


                      See Notes to Financial Statements.


   24 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from "A" through "Ca". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


  25 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                    JULY 31, 2002


ASSETS:
   Investments, at value (Cost -- $1,431,716,820)                     $1,399,226,598
   Repurchase agreement, at value (Cost -- $227,993,000)                 227,993,000
   Foreign currency, at value (Cost -- $7,276,317)                         7,082,069
   Cash                                                                        1,772
   Dividends and interest receivable                                      21,520,748
   Receivable for open forward foreign currency contracts (Note 6)        11,392,026
   Receivable for securities sold                                          3,089,869
   Receivable for Fund shares sold                                           915,992
-------------------------------------------------------------------------------------
   Total Assets                                                        1,671,222,074
-------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                      204,180,086
   Payable for Fund shares purchased                                       1,791,242
   Investment advisory fee payable                                           575,371
   Distribution fees payable                                                 422,532
   Administration fee payable                                                255,720
   Accrued expenses                                                          412,384
-------------------------------------------------------------------------------------
   Total Liabilities                                                     207,637,335
-------------------------------------------------------------------------------------
Total Net Assets                                                      $1,463,584,739
-------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                         $      231,004
   Capital paid in excess of par value                                 1,911,177,086
   Overdistributed net investment income                                 (53,445,939)
   Accumulated net realized loss from security transactions             (373,587,747)
   Net unrealized depreciation of investments and foreign currencies     (20,789,665)
-------------------------------------------------------------------------------------
Total Net Assets                                                      $1,463,584,739
-------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                96,890,365
--------------------------------------------------------------------  --------------
   Class B                                                                85,960,604
--------------------------------------------------------------------  --------------
   Class L                                                                23,026,410
--------------------------------------------------------------------  --------------
   Class Y                                                                20,598,005
--------------------------------------------------------------------  --------------
   Class Z                                                                 4,528,500
--------------------------------------------------------------------  --------------
Net Asset Value:
   Class A (and redemption price)                                              $6.32
--------------------------------------------------------------------  --------------
   Class B *                                                                   $6.35
--------------------------------------------------------------------  --------------
   Class L **                                                                  $6.34
--------------------------------------------------------------------  --------------
   Class Y (and redemption price)                                              $6.33
--------------------------------------------------------------------  --------------
   Class Z (and redemption price)                                              $6.33
--------------------------------------------------------------------  --------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)           $6.62
--------------------------------------------------------------------  --------------
   Class L (net asset value plus 1.01% of net asset value per share)           $6.40
-------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


               26 Smith Barney Diversified Strategic Income Fund
                      | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS    FOR THE YEAR ENDED JULY 31, 2002



INVESTMENT INCOME:
   Interest                                                     $ 116,551,063
   Dividends                                                          406,751
------------------------------------------------------------------------------
   Total Investment Income                                        116,957,814
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                       7,616,935
   Investment advisory fee (Note 2)                                 7,314,816
   Administration fee (Note 2)                                      3,251,030
   Shareholder and system servicing fees                            1,095,513
   Shareholder communications                                         318,170
   Custody                                                            196,274
   Audit and legal                                                    156,196
   Pricing                                                             52,956
   Trustees' fees                                                      26,400
   Other                                                               72,297
------------------------------------------------------------------------------
   Total Expenses                                                  20,100,587
------------------------------------------------------------------------------
Net Investment Income                                              96,857,227
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)     (137,859,239)
     Foreign currency transactions                                (18,016,415)
------------------------------------------------------------------------------
   Net Realized Loss                                             (155,875,654)
------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions                                         41,963,986
     Foreign currency transactions                                 20,868,655
------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                         62,832,641
------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                    (93,043,013)
------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $   3,814,214
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


27 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED JULY 31,


                                                                          2002             2001
-----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $   96,857,227  $   124,052,361
   Net realized loss                                                   (155,875,654)     (96,243,178)
   Decrease in net unrealized depreciation                               62,832,641           32,228
-----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                 3,814,214       27,841,411
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (87,402,838)    (146,769,595)
   Capital                                                              (18,150,692)              --
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (105,553,530)    (146,769,595)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
   Net proceeds from sales                                              306,993,655      941,241,941
   Net asset value of shares issued for reinvestment of dividends        54,148,795       74,376,543
   Cost of shares reacquired                                           (525,245,454)  (1,180,286,915)
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                 (164,103,004)    (164,668,431)
-----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (265,842,320)    (283,596,615)
NET ASSETS:
   Beginning of year                                                  1,729,427,059    2,013,023,674
-----------------------------------------------------------------------------------------------------
   End of year*                                                      $1,463,584,739  $ 1,729,427,059
-----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:  $(53,445,939)       $5,232,486
-----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   28 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   29 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM, an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SBFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the account size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended July 31, 2002, the Fund paid transfer agent fees of $1,008,613 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charge of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB and its affiliates received sales charges of approximately $882,000 and $222,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates for the year ended July 31, 2002 were approximately:

                                                                Class A Class B  Class L
----------------------------------------------------------------------------------------
CDSCs                                                           $2,000  $921,000 $25,000
----------------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                                     Class A    Class B    Class L
------------------------------------------------------------------------------------
Distribution Plan Fees                              $1,607,760 $4,939,346 $1,069,829
------------------------------------------------------------------------------------

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

   30 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                        $3,294,597,992
-------------------------------------------------------------------------------
Sales                                                             3,446,559,165
-------------------------------------------------------------------------------

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 41,279,816
Gross unrealized depreciation                                      (73,770,038)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $(32,490,222)
-------------------------------------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2002, the Fund did not hold any futures contracts.

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.


   31 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

At July 31, 2002, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                                                 Local        Market    Settlement Unrealized
Foreign Currency                                                Currency      Value        Date       Gain
--------------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                                   54,600,000 $ 85,228,374  8/19/02   $   624,666
Canadian Dollar                                                 73,000,000   46,052,991  8/19/02     1,401,066
Danish Krone                                                   795,000,000  104,736,473  8/19/02     3,549,076
Euro                                                            79,500,000   77,804,731  8/19/02     2,649,269
New Zealand Dollar                                              66,900,000   31,304,604  8/19/02     1,222,177
Swedish Krona                                                  577,000,000   60,562,353  8/19/02     1,945,772
--------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency Contracts                                     $11,392,026
--------------------------------------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 2002, the Fund did not enter into any reverse repurchase agreements.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2002, the Fund held four TBA securities with a total cost of $201,452,500.


   32 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

10.Mortgage Dollar Rolls

The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At July 31, 2002, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $204,178,693 for a scheduled settlement on August 14, 2002. The average monthly balance of dollar rolls outstanding for the year ended July 31, 2002 was $111,780,158. There were no counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2002.

11.Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities loaned for the year ended July 31, 2002 was $121,427.

At July 31, 2002, the Fund did not have any securities on loan.

12.Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $324,744,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                                   2008        2009         2010
----------------------------------------------------------------------------------------------------
Carryforward Amounts                                           $104,877,000 $98,977,000 $120,890,000
---------------------------------------------------------------------------------------------------


   33 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

13.Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Year Ended                  Year Ended
                                 July 31, 2002               July 31, 2001
                          --------------------------  ---------------------------
                             Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold                28,041,696  $ 185,229,133   34,373,550  $ 240,664,830
Shares issued on
 reinvestment               3,709,372     24,265,119    3,720,216     25,814,391
Shares reacquired         (25,670,633)  (168,326,569) (21,749,284)  (152,444,020)
--------------------------------------------------------------------------------
Net Increase                6,080,435  $  41,167,683   16,344,482  $ 114,035,201
--------------------------------------------------------------------------------
Class B
Shares sold                11,113,335  $  73,472,064   10,867,751  $  76,189,623
Shares issued on
 reinvestment               3,295,628     21,684,866    5,543,451     38,694,275
Shares reacquired         (45,247,970)  (299,029,586) (58,724,425)  (412,966,223)
--------------------------------------------------------------------------------
Net Decrease              (30,839,007) $(203,872,656) (42,313,223) $(298,082,325)
---------------------------------------------------------------------------------
Class L
Shares sold                 5,270,391  $  34,759,235   86,142,119  $ 612,028,554
Shares issued on
 reinvestment                 940,040      6,166,297    1,101,887      7,667,871
Shares reacquired          (5,876,947)   (38,616,723) (84,807,636)  (602,336,934)
--------------------------------------------------------------------------------
Net Increase                  333,484  $   2,308,809    2,436,370  $  17,359,491
--------------------------------------------------------------------------------
Class Y
Shares sold                   607,310  $   3,986,062      741,294  $   5,210,758
Shares issued on
reinvestment                       --             --           --             --
Shares reacquired          (1,677,835)   (10,861,418)    (960,725)    (6,737,821)
--------------------------------------------------------------------------------
Net Decrease               (1,070,525) $  (6,875,356)    (219,431) $  (1,527,063)
--------------------------------------------------------------------------------
Class Z
Shares sold                 1,454,465  $   9,547,161    1,023,717  $   7,148,176
Shares issued on
 reinvestment                 310,359      2,032,513      316,536      2,200,006
Shares reacquired          (1,289,253)    (8,411,158)    (831,863)    (5,801,917)
--------------------------------------------------------------------------------
Net Increase                  475,571  $   3,168,516      508,390  $   3,546,265
--------------------------------------------------------------------------------


  34 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares             2002/(1)/         2001/(1)/      2000/(1)/            1999/(1)/     1998/(1)/
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year            $6.74             $7.19          $7.46           $7.96         $8.01
--------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income         0.41              0.49           0.51            0.50          0.53
  Net realized and
   unrealized gain (loss)      (0.39)            (0.37)         (0.27)          (0.46)         0.05
--------------------------------------------------------------------------------------------------------
Total Income From
  Operations                    0.02              0.12           0.24            0.04          0.58
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.37)            (0.57)         (0.51)          (0.49)        (0.58)
  Net realized gains              --                --             --           (0.01)        (0.05)
  Capital                      (0.07)               --             --           (0.04)           --
--------------------------------------------------------------------------------------------------------
Total Distributions            (0.44)            (0.57)         (0.51)          (0.54)        (0.63)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of
  Year                         $6.32             $6.74          $7.19           $7.46         $7.96
--------------------------------------------------------------------------------------------------------
Total Return                    0.32%             1.79%          3.35%           0.41%         7.47%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (000s)                    $612,665          $612,268       $535,525        $464,652      $397,127
--------------------------------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Net investment income         6.14%             7.01%          6.93%           6.38%         6.51%
  Interest expense                --                --             --              --          0.06
  Other expenses                1.04              1.00           1.03            1.02          1.01
  Total expenses                1.04              1.00           1.03            1.02          1.07
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          211%             117 %           110%            150%          128%
--------------------------------------------------------------------------------------------------------

Class B Shares                  2002/(1)/         2001/(1)/      2000/(1)/       1999/(1)/     1998/(1)/
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year            $6.77             $7.22          $7.48           $7.98         $8.03
--------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income         0.37              0.45           0.47            0.46          0.49
  Net realized and
   unrealized gain (loss)      (0.38)            (0.36)         (0.26)          (0.46)         0.05
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                   (0.01)             0.09           0.21            0.00          0.54
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.34)            (0.54)         (0.47)          (0.46)        (0.54)
  Net realized gains              --                --             --           (0.01)        (0.05)
  Capital                      (0.07)               --             --           (0.03)           --
--------------------------------------------------------------------------------------------------------
Total Distributions            (0.41)            (0.54)         (0.47)          (0.50)        (0.59)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of
  Year                         $6.35             $6.77          $7.22           $7.48         $7.98
--------------------------------------------------------------------------------------------------------
Total Return                   (0.22)%            1.27%          2.98%          (0.06)%        6.93%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (000s)                    $545,993          $790,351         $1,148          $1,849        $2,280
--------------------------------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Net investment income         5.71%             6.46%          6.46%           5.88%         6.12%
  Interest expense                --                --             --              --          0.06
  Other expenses                1.51              1.53           1.50            1.49          1.50
  Total expenses                1.51              1.53           1.50            1.49          1.56
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          211%              117%           110%            150%          128%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


  35 Smith Barney Diversified Strategic Income Fund  | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                               2002/(1)/ 2001/(1)/        2000/(1)/     1999/(1)/     1998/(1)(2)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $6.76          $7.21       $7.48         $7.97         $8.01
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.37           0.47        0.48          0.47          0.49
 Net realized and unrealized gain (loss)    (0.38)         (0.38)      (0.28)        (0.46)         0.06
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.01)          0.09        0.20          0.01          0.55
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.34)         (0.54)      (0.47)        (0.46)        (0.54)
 Net realized gains                            --             --          --         (0.01)        (0.05)
 Capital                                    (0.07)            --          --         (0.03)           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.41)         (0.54)      (0.47)        (0.50)        (0.59)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $6.34          $6.76       $7.21         $7.48         $7.97
----------------------------------------------------------------------------------------------------------------
Total Return                                (0.16)%         1.27%       2.84%         0.08%         7.08%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $145,921       $153,302    $146,086      $183,740      $135,485
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.68%          6.57%       6.50%         6.01%         6.09%
 Interest expense                              --             --          --            --          0.06
 Other expenses                              1.51           1.49        1.46          1.45          1.45
 Total expenses                              1.51           1.49        1.46          1.45          1.51
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       211%           117%        110%          150%          128%
----------------------------------------------------------------------------------------------------------------

Class Y Shares                           2002/(1)/      2001/(1)/   2000/(1)/         1999/(1)/        1998/(1)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $6.74          $7.20       $7.46         $7.96         $8.00
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.43           0.51        0.53          0.53          0.55
 Net realized and unrealized gain (loss)    (0.38)         (0.37)      (0.26)        (0.47)         0.06
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.05           0.14        0.27          0.06          0.61
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.39)         (0.60)      (0.53)        (0.51)        (0.60)
 Net realized gains                            --             --          --         (0.01)        (0.05)
 Capital                                    (0.07)            --          --         (0.04)           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.46)         (0.60)      (0.53)        (0.56)        (0.65)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $6.33          $6.74       $7.20         $7.46         $7.96
----------------------------------------------------------------------------------------------------------------
Total Return                                 0.80%          2.00%       3.83%         0.72%         7.96%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $130,326       $146,140    $157,526      $162,674      $124,559
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       6.50%          7.30%       7.28%         6.76%         6.88%
 Interest expense                              --             --          --            --          0.06
 Other expenses                              0.68           0.70        0.69          0.67          0.66
 Total expenses                              0.68           0.70        0.69          0.67          0.72
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       211%           117%        110%          150%          128%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


   36 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Z Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $   6.75  $   7.21  $   7.47  $   7.96  $   8.01
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.43      0.51      0.53      0.53      0.55
 Net realized and unrealized gain (loss)    (0.39)    (0.37)    (0.26)    (0.46)     0.05
------------------------------------------------------------------------------------------
Total Income From Operations                 0.04      0.14      0.27      0.07      0.60
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.39)    (0.60)    (0.53)    (0.51)    (0.60)
 Net realized gains                            --        --        --     (0.01)    (0.05)
 Capital                                    (0.07)       --        --     (0.04)       --
------------------------------------------------------------------------------------------
Total Distributions                         (0.46)    (0.60)    (0.53)    (0.56)    (0.65)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $   6.33  $   6.75  $   7.21  $   7.47  $   7.96
------------------------------------------------------------------------------------------
Total Return                                 0.63%     2.00%     3.83%     0.84%     7.78%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $28,680   $27,366   $25,538   $29,710   $21,670
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                      6.46 %     7.31%     7.28%     6.80%     6.85%
 Interest expense                              --        --        --        --      0.06
 Other expenses                              0.71      0.70      0.69      0.67      0.74
 Total expenses                              0.71      0.70      0.69      0.67      0.80
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       211%      117%      110%      150%      128%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

..   A total of 2.73% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

..   A corporate dividends received deduction of 0.41%.

   37 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Diversified Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Diversified Strategic Income Fund of the Smith Barney Income Funds ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
September 12, 2002

   38 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Diversified Strategic Income Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Investment Company's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                           Number of
                                                                                           Investment
                                                                                          Companies in
                                               Term of Office*         Principal          Fund Complex      Other
                              Position(s) Held  and Length of     Occupation(s) During    Overseen by   Trusteeships
Name, Address and Age            with Fund       Time Served        Past Five Years         Trustee    Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Lee Abraham                       Trustee           Since      Retired; Former Chairman        9       Signet Group PLC
13732 LeHavre Drive                                 1993       and CEO of Associated
Frenchman's Creek                                              Merchandising Corp.,
Palm Beach Gardens, FL 33410                                   a major retail
Age 74                                                         merchandising
                                                               organization. Former
                                                               Trustee of Galey & Lord,
                                                               Liz Clairborne, R.G. Barry
                                                               Corporation and
                                                               eNote.com Inc.

Allan J. Bloostein                Trustee           Since      President of Allan              16      Taubman
27 West 67th Street, Apt. 5FW                       1985       Bloostein Associates, a                 Centers Inc.
New York, NY 10023                                             consulting firm.
Age 72                                                         Former Director of
                                                               CVS Corporation

Jane F. Dasher                    Trustee           Since      Controller of PBK               9             None
Korsant Partners                                    1999       Holdings Inc., a family
283 Greenwich Avenue                                           investment company
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                   Trustee           Since      Retired                         9             None
3668 Freshwater Drive                               1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.            Trustee           Since      Retired; Former Head of         9             None
2751 Vermont Route 140                              1985       the New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age 60

Dr. Paul Hardin                   Trustee           Since      Professor of Law &              15            None
12083 Morehead                                      1999       Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                     the University of North
Age 70                                                         Carolina

Roderick C. Rasmussen             Trustee           Since      Investment Counselor            9             None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 75

John P. Toolan                    Trustee           Since      Retired                         9       Trustee John
7202 Southeast Golf Ridge Way                       1999                                               Hancock Funds
Hobe Sound, FL 33455
Age 71

   39 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

                                                                                                       Number of
                                                                                                       Investment
                                                                                                      Companies in
                                                            Term of Office*        Principal          Fund Complex      Other
                                       Position(s) Held      and Length of    Occupation(s) During    Overseen by   Trusteeships
Name, Address and Age                     with Fund           Time Served       Past Five Years         Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Heath B. McLendon                   Trustee/Chairman             Since      Managing Director of SSB;     74            None
Salomon Smith Barney Inc. ("SSB")                                1985       President and Director of
125 Broad Street, 9th Floor                                                 Smith Barney Fund
New York, NY 10004                                                          Management LLC
Age 69                                                                      ("SBFM") and Travelers
                                                                            Investment Adviser, Inc.
                                                                            ("TIA"); Director of The
                                                                            Travelers Investment
                                                                            Management Company

R. Jay Gerken                       Trustee                      Since      Managing Director of SSB      41            None
SSB                                                              2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

OFFICERS:
Lewis E. Daidone                    Senior Vice President        Since      Managing Director of          N/A           N/A
SSB                                 and Chief                    1995       SSB; Chief Financial
125 Broad Street, 11th Floor        Administrative                          Officer of Smith Barney
New York, NY 10004                  Officer                                 Mutual Funds; Director
Age 44                                                                      and Senior Vice President
                                                                            of SBFM and TIA

Richard L. Peteka                   Chief Financial Officer      Since      Director of SSB               N/A           N/A
SSB                                 and Treasurer                2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 40

Roger M. Lavan                      Vice President and           Since      Managing Director             N/A           N/A
SBAM                                Investment Officer           2002       of Salomon Brothers
388 Greenwich Street                                                        Asset Management
New York, NY 10013                                                          Inc ("SBAM")
Age 38

Beth A. Semmel                      Vice President and           Since      Managing Director             N/A           N/A
SBAM                                Investment Officer           2002       of SBAM
388 Greenwich Steet
New York, NY 10013
Age 41

Peter J. Wilby                      Vice President and           Since      Managing Director,            N/A           N/A
SBAM                                Investment Officer           2002       Chief Investment
388 Greenwich Street                                                        Officer of SBAM
New York, NY 10013
Age 43

Kaprel Ozsolak                      Controller                   Since      Vice President of SSB         N/A           N/A
SSB                                                              2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                  Secretary                    Since      Managing Director of          N/A           N/A
SSB                                                              1995       SSB; General Counsel and
300 First Stamford Place, 4th Floor                                         Secretary of SBFM and
Stamford, CT 06902                                                          TIA
Age 51

--------
*Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

   40 Smith Barney Diversified Strategic Income Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                       DIVERSIFIED STRATEGIC INCOME FUND


TRUSTEES                     INVESTMENT ADVISER
Lee Abraham                  Smith Barney Fund
Allan J. Bloostein             Management LLC
Jane F. Dasher
Donald Foley                 DISTRIBUTORS
R. Jay Gerken                Salomon Smith Barney Inc.
Richard E. Hanson, Jr.       PFS Distributors, Inc.
Dr. Paul Hardin
Heath B. McLendon, Chairman  CUSTODIAN
Roderick C. Rasmussen        State Street Bank and
John P. Toolan                 Trust Company

OFFICERS                     TRANSFER AGENT
Heath B. McLendon            Citicorp Trust Bank, fsb.
President and                125 Broad Street, 11th Floor
Chief Executive Officer      New York, New York 10004

R. Jay Gerken                SUB-TRANSFER AGENTS
Executive Vice               PFPC Global Fund Services
President                    P.O. Box 9699
                             Providence, Rhode Island
Lewis E. Daidone             02940-9699
Senior Vice President and
Chief Administrative Officer Primerica Shareholder Services
                             P.O. Box 9662
Richard L. Peteka            Providence, Rhode Island
Chief Financial Officer      02940-9662
and Treasurer

Roger M. Lavan
Vice President and
Investment Officer

Beth A. Semmel
Vice President and
Investment Officer

Peter J. Wilby
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Diversified Strategic Income Fund





 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


        SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01184 9/02                                                02-3757

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                 BALANCED FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2002

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Gerald J. Culmone,
Portfolio Manager

[PHOTO]

Charles P. Graves, III
Portfolio Manager

[PHOTO]

Peter J. Wilby,
Portfolio Manager



[GRAPHIC]  Classic Series

Annual Report . July 31, 2002

SMITH BARNEY
BALANCED FUND


GERALD J. CULMONE
Gerald J. Culmone has more than 13 years of securities business experience.

CHARLES P. GRAVES III, CFA
Charles P. Graves III, CFA has more than 17 years of securities business experience.

PETER J. WILBY, CFA
Peter J. Wilby, CFA has more than 22 years of securities business experience.

OBJECTIVE
The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

FUND INCEPTION
------------------------------
March 28, 1988

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
------------------------------
13 Years (Gerald J. Culmone)
17 Years (Charles P. Graves III)
22 Years (Peter J. Wilby)

                Class A       Class B       Class L       Class O
-----------------------------------------------------------------
NASDAQ           SUTAX         SLSUX         SBBFL         SBBOX
-----------------------------------------------------------------
INCEPTION       11/6/92       3/28/88       6/15/98       2/4/93
-----------------------------------------------------------------



Average Annual Total Returns as of July 31, 2002*

                           Without Sales Charges/(1)/
                       Class A  Class B  Class L  Class O
      ----------------------------------------------------
      One-Year         (17.40)% (17.82)% (18.02)% (17.73)%
      ----------------------------------------------------
      Five-Year          1.34     0.83      N/A     0.89
      ----------------------------------------------------
      Ten-Year            N/A     4.29      N/A      N/A
      ----------------------------------------------------
      Since Inception+   5.11     6.85    (3.36)    3.92
      ----------------------------------------------------

                             With Sales Charges/(2)/
                       Class A  Class B  Class L  Class O
      ----------------------------------------------------
      One-Year         (21.53)% (21.81)% (19.65)% (19.36)%
      ----------------------------------------------------
      Five-Year          0.30     0.70      N/A     0.68
      ----------------------------------------------------
      Ten-Year            N/A     4.29      N/A      N/A
      ----------------------------------------------------
      Since Inception+   4.56     6.85    (3.59)    3.81
      ----------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges (''CDSC'') with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, March
  28, 1988, June 15, 1998 and February 4, 1993, respectively.



What's Inside
Letter to Our Shareholders..................................................1
Historical Performance .....................................................5
Fund at a Glance............................................................8
Schedule of Investments.....................................................9
Statement of Assets and Liabilities........................................26
Statement of Operations....................................................27
Statements of Changes in Net Assets........................................28
Notes to Financial Statements..............................................29
Financial Highlights.......................................................35
Independent Auditors' Report ..............................................37
Additional Information.....................................................38
Tax Information............................................................40

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Balanced Fund ("Fund") for the year ended July 31, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned negative 17.40%. In comparison, the Lehman Brothers Government/Credit Bond Index ("Lehman Index")/1/ and the S&P 500 Index/2/ returned 6.89% and negative 23.62%, respectively, for the same period.

Special Shareholder Notice

Charles P. Graves III is responsible for the day-to-day management of the equity portion of the Fund's portfolio. Mr. Graves is an investment officer of Smith Barney Fund Management LLC ("SBFM") and a managing director of Salomon Smith Barney Inc. As of July 2002, Gerald J. Culmone and Peter J. Wilby became responsible for the day-to-day management of the fixed income portion of the Fund's portfolio. Mr. Culmone and Mr. Wilby are vice presidents and investment officers of SBFM. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM. Mr. Culmone is a Vice President of SBAM.

Market Update

We started this year believing that investors would experience better stock market returns than those experienced in 2000 and 2001. So far this year, that belief has turned out to be wrong. Although the economy and corporate profits continue to improve, stock prices have not. It is unusual to have stock prices set new lows after the economy and corporate profits have begun a cyclical expansion, but that is exactly what happened during the period. The list of causes for the stock market's mid-summer swoon is long. Investors are concerned with corporate accounting and governance issues, the durability of the current economic expansion (particularly as it relates to the consumer), too much weakness in the dollar, lingering concerns about terrorism, conflict in the Middle East and yet another economic crisis in South America. All of these concerns seemed to come to a head on the morning of July 23rd, when the S&P 500 Index hit a low of 775, or -- more concretely -- a level that was 50% below its March 2000 high. We believe this level will prove to be the low water mark for the 2000-2002 bear market. Given our track record of previous predictions, we can understand that some of you might be skeptical of this latest one. So, let's consider each of the concerns listed above one-by-one.

There certainly has been accounting fraud and we have seen many examples of where poor corporate governance has destroyed shareholder value. However, we need to remember that one of the most important strengths of the U.S. economy is its ability to overcome a crisis of confidence. The actions of relatively few companies have caused investors to question the quality of earnings and financial reporting of all companies. In our opinion, not all CEOs and CFOs are unethical. In fact, we believe that the vast majority of them are honest, ethical people attempting to transact and report business in an honest and ethical way. But that does not mean we should be less demanding. Already, new regulatory initiatives are forcing senior executives at the largest companies to be more personally responsible for the integrity of their

--------
1 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


      1 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders company's financial reporting. Being led out of court in handcuffs is not what most corporate executives spend a lifetime working towards. We believe that the immediate and long-term effect of the accounting scandals of the past year will be to improve the quality of reported earnings. In our opinion, the more confidence investors have in the quality of a company's earnings, the more they will be willing to pay for them.

Just as important as the restoration of confidence in the quality of earnings is a restoration of growth in earnings and this, we believe, is dependent on continued growth in the economy. Recently revised government statistics show that a solid economic recovery began in the fourth quarter of 2001. Some are of the opinion that the current downturn in stocks is signaling another downturn in the economy. Although we acknowledge this to be a possibility, we believe there are enough factors stimulating growth to keep this from happening. The federal budget has switched from running a surplus to running a deficit. This change will not make for good news headlines, but the shift is a stimulus for the recovery. Typically, an increase in government spending helps offset a slowdown in the corporate sector. Also helping the recovery has been the devaluation of the dollar relative to the currencies of some of our largest trading partners. Broadly speaking, a cheaper dollar means that U.S.-produced goods cost less relative to foreign-produced goods, helping to stimulate demand for domestic manufacturers.

Another factor we believe is aiding economic growth is low interest rates. Refinancing activity is again surging and is putting extra cash in the pockets of consumers. In addition, consumer-spending patterns, particularly on housing and automobiles, have held up well at the same time that consumer savings rates are improving. This seemingly contradictory relationship suggests that low financing costs as well as good wage growth are working in tandem to keep the consumer financially healthy. A negative change in consumer spending behavior is the biggest concern for those who believe a double dip recession is imminent. In our view, the belief that consumption will collapse is extreme.

The remaining concerns investors seem to focus on, namely economic turmoil in South America and conflict in the Middle East are issues we have experienced on multiple occasions over the past 20 years. While each poses its own unique challenge to U.S. economic growth -- financial and consumption risk in South America and the impact on oil markets due to Middle East tensions -- our opinion is that neither is significant enough to push us back into a recession. Oil prices, anticipating a conflict with Iraq, have already moved above $28 a barrel. While higher oil prices are never welcome, oil at these levels has rarely had a major negative impact on economic growth.

We concern ourselves so much with these issues because we believe in the simple relationship that the economy drives corporate profits, and those corporate profits, in turn, drive stock prices. Even with all the pressures on companies today, this relationship appears to be holding, as S&P 500 Index profits, measured on a year-over-year basis, are about to start growing for the first time in seven quarters. The one element of the relationship that is not yet holding is stock prices. As the economy and corporate profits continue to grow, we expect stock prices to follow. We are acting on this belief by adjusting the asset allocation in the Fund. Because bonds performed well when stocks did not, the asset allocation in the Fund for the period moved to approximately 49% stocks and 51% bonds from our target weighting of 60% stocks and 40% bonds. Based on our more positive outlook for stocks, we are selling bonds and buying stocks to bring the asset allocation back in line with our target weighting. Although we are not expecting stocks to generate returns like those experienced in the late 1990s, we believe that stocks will generate higher returns than cash or bonds over the next year.

Many of the same issues outlined above, also impacted the fixed income portion of the Fund's portfolio. Government bonds traded over the second quarter seemingly without regard for the fundamental economic data releases. Instead, the woes of the equity market and the ongoing litany of highly publicized corporate accounting scandals, insider trading allegations and a perception of general malfeasance by heads of U.S. corporations were the daily focus. All you had to do was look at stocks to know where bonds were.


      2 Smith Barney Balanced Fund  | 2002 Annual Report to Shareholders

With the combination of geopolitical risks, corporate accountability risk, ratings risk and economic risk, there was a flight to quality in fixed income investments, primarily to the short maturity end of the Treasury market, causing the Treasury issues to be the best performing sector in the fixed income market, up 4.5%. Two- and five-year Treasuries declined roughly 80-90 basis points/3/ in yield while the thirty-year Treasury began the quarter at a 5.82% yield declining about 45 basis points to 5.47% by the end of the second quarter. July saw the continuation of the Treasury theme, with longer-dated issues outperforming the intermediate sector.

Corporate bonds felt the strains of the equity market and falling dollar the most. While the sector in the aggregate posted respectable returns for the second quarter, up 2.9%, returns were penalized by the performance of big corporate credits in sectors such as Telecom and Media. Credit downgrades continue to outweigh upgrades by around 5:1. In addition, bankruptcies are running at twice the levels of the early 1990's recession. Many of the credits suffering significant setbacks due to negative headlines have been among the largest borrowers and are widely owned among investors. The better quality credits continued to do well, whereas the credits with headline risk are being avoided. We continue to believe there are pockets of value in the corporate bond market requiring bottom-up/4/ analysis and patience.

These poor credit conditions created substantial demand for the government agency bond ("agencies") and mortgage-backed security ("mortgages") markets. Agencies and mortgages performed well, lacking the event risk that has so dominated the corporate stock and bond markets. The mortgage market benefited from attractive yields and a stable U.S. Federal Reserve Board ("Fed") policy, although it lagged treasury returns primarily because of the sharp Treasury bond rally in June leading to increasing prepayment fears as mortgage rates neared the November 2001 lows. The supply of mortgages has been manageable and the demand remains robust from non-traditional buyers.

Market participants remain quite divided on Fed action between the end of July and the end of the year. We believe the Fed is on notice, particularly after manufacturing and jobs data released in July came in weaker than expected. We are not of the belief that an easing of key interest rates is imminent. Without an increase in capital spending and a clear downtrend in the unemployment rate, we look for the Fed to remain on hold.

Portfolio Update

Since the beginning of the year, we have made no dramatic sector shifts in the equity portion of the Fund's portfolio. We continue to be sellers of telecommunication service companies as both regulatory and competitive issues cloud their future fundamental trends. Another segment of the portfolio undergoing change is technology. While we want to maintain at least the current market weight in technology, we have become increasingly concerned with the outlook for the microprocessor chip manufacturers, particularly Intel Corp. We believe earnings estimates are still too high and will likely trend down through the end of the year. In the semiconductor sector, we prefer companies like Linear Technology Corp., whose products are less dependent on the personal computer business cycle. In other sectors of the Fund's equity portfolio we have been adding to our positions, such as in wholesale club store chain Costco Wholesale Corp.; retail drugstore chain CVS Corp.; tobacco and food company Phillip Morris Cos. Inc.; and brewer Anheuser-Busch Cos., Inc. We have liked these companies for some time and were able to use recent price weakness to establish or add to positions in these stocks.

--------
3  A basis point is 0.01% or one one-hundredth of a percent.
4 Bottom-up investing is a search for outstanding performance of individual stocks or bonds before considering the impact of economic trends.


      3 Smith Barney Balanced Fund  | 2002 Annual Report to Shareholders

For our fixed income investments, we began the year believing that our maturities would ultimately be shortened as the year progressed, looking for economic growth to improve. However, that anticipated change in bond maturities has been delayed. The Fund's fixed income duration/5/ is only just slightly short of a neutral stance as we focus our attention on upcoming data releases, military events abroad and the continued "flight to quality" bid from the usual suspects of geopolitical risk and the equity market.

Thank you for your investment in the Smith Barney Balanced Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon                    /s/ Gerald J. Culmone
Heath B. McLendon                        Gerald J. Culmone
Chairman                                 Vice President and Investment Officer

/s/ Charles P. Graves III                /s/ Peter J. Wilby
Charles P. Graves III, CFA               Peter J. Wilby, CFA
Vice President and Investment Officer    Vice President and Investment Officer

August 21, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.


--------
5 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.


      4 Smith Barney Balanced Fund  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)+/
----------------------------------------------------------------------------------------
7/31/02                $12.74   $10.18    $0.38       $0.00       $0.00       (17.40)%
----------------------------------------------------------------------------------------
7/31/01                 14.83    12.74     0.48        0.05        0.00       (10.73)
----------------------------------------------------------------------------------------
7/31/00                 13.86    14.83     0.40        0.08        0.00        10.62
----------------------------------------------------------------------------------------
7/31/99                 16.52    13.86     0.37        3.66        0.00        12.27
----------------------------------------------------------------------------------------
7/31/98                 15.53    16.52     0.68        0.83        0.00        16.70
----------------------------------------------------------------------------------------
7/31/97                 14.51    15.53     0.82        0.32        0.00        15.48
----------------------------------------------------------------------------------------
7/31/96                 14.03    14.51     0.82        0.00        0.00         9.21
----------------------------------------------------------------------------------------
7/31/95                 13.28    14.03     0.82        0.08        0.02        13.24
----------------------------------------------------------------------------------------
7/31/94                 15.97    13.28     0.83        0.50        0.00        (8.99)
----------------------------------------------------------------------------------------
Inception* -- 7/31/93   14.36    15.97     0.64        0.13        0.00        17.01++
----------------------------------------------------------------------------------------
Total                                     $6.24       $5.65       $0.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

             Net Asset Value
            -----------------
            Beginning   End    Income   Capital Gain    Return      Total
 Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
  7/31/02    $12.68   $10.13    $0.32       $0.00       $0.00       (17.82)%
 -----------------------------------------------------------------------------
  7/31/01     14.78    12.68     0.41        0.05        0.00       (11.28)
 -----------------------------------------------------------------------------
  7/31/00     13.82    14.78     0.34        0.08        0.00        10.09
 -----------------------------------------------------------------------------
  7/31/99     16.49    13.82     0.32        3.66        0.00        11.78
 -----------------------------------------------------------------------------
  7/31/98     15.52    16.49     0.62        0.83        0.00        16.17
 -----------------------------------------------------------------------------
  7/31/97     14.51    15.52     0.75        0.32        0.00        14.88
 -----------------------------------------------------------------------------
  7/31/96     14.02    14.51     0.75        0.00        0.00         8.78
 -----------------------------------------------------------------------------
  7/31/95     13.28    14.02     0.76        0.08        0.02        12.62
 -----------------------------------------------------------------------------
  7/31/94     15.97    13.28     0.75        0.50        0.00        (9.52)
 -----------------------------------------------------------------------------
  7/31/93     14.83    15.97     0.80        0.15        0.00        14.69
 -----------------------------------------------------------------------------
  Total                         $5.82       $5.67       $0.02
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)+/
----------------------------------------------------------------------------------------
7/31/02                $12.70   $10.15    $0.29       $0.00       $0.00       (18.02)%
----------------------------------------------------------------------------------------
7/31/01                 14.79    12.70     0.38        0.05        0.00       (11.44)
----------------------------------------------------------------------------------------
7/31/00                 13.83    14.79     0.31        0.08        0.00         9.87
----------------------------------------------------------------------------------------
7/31/99                 16.52    13.83     0.29        3.66        0.00        11.43
----------------------------------------------------------------------------------------
Inception* -- 7/31/98   17.14    16.52     0.00        0.23        0.00        (2.28)++
----------------------------------------------------------------------------------------
Total                                     $1.27       $4.02       $0.00
----------------------------------------------------------------------------------------


       5 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS O SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)+/
----------------------------------------------------------------------------------------
7/31/02                $12.69   $10.14    $0.33       $0.00       $0.00       (17.73)%
----------------------------------------------------------------------------------------
7/31/01                 14.79    12.69     0.42        0.05        0.00       (11.19)
----------------------------------------------------------------------------------------
7/31/00                 13.83    14.79     0.34        0.08        0.00        10.13
----------------------------------------------------------------------------------------
7/31/99                 16.50    13.83     0.32        3.66        0.00        11.79
----------------------------------------------------------------------------------------
7/31/98                 15.53    16.50     0.63        0.83        0.00        16.19
----------------------------------------------------------------------------------------
7/31/97                 14.51    15.53     0.75        0.32        0.00        15.01
----------------------------------------------------------------------------------------
7/31/96                 14.02    14.51     0.75        0.00        0.00         8.80
----------------------------------------------------------------------------------------
7/31/95                 13.28    14.02     0.76        0.08        0.02        12.62
----------------------------------------------------------------------------------------
7/31/94                 15.97    13.28     0.75        0.50        0.00        (9.52)
----------------------------------------------------------------------------------------
Inception* -- 7/31/93   15.17    15.97     0.39        0.02        0.00         8.08++
----------------------------------------------------------------------------------------
Total                                     $5.44       $5.54       $0.02
----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                 Without Sales Charges/(1)/
                             -----------------------------------
                             Class A  Class B  Class L  Class O
----------------------------------------------------------------
Year Ended 7/31/02           (17.40)% (17.82)% (18.02)% (17.73)%
----------------------------------------------------------------
Five Years Ended 7/31/02       1.34     0.83      N/A     0.89
----------------------------------------------------------------
Ten Years Ended 7/31/02         N/A     4.29      N/A      N/A
----------------------------------------------------------------
Inception* through 7/31/02     5.11     6.85    (3.36)    3.92
----------------------------------------------------------------

                                   With Sales Charges/(2)/
                             -----------------------------------
                             Class A  Class B  Class L  Class O
----------------------------------------------------------------
Year Ended 7/31/02           (21.53)% (21.81)% (19.65)% (19.36)%
----------------------------------------------------------------
Five Years Ended 7/31/02       0.30     0.70      N/A     0.68
----------------------------------------------------------------
Ten Years Ended 7/31/02         N/A     4.29      N/A      N/A
----------------------------------------------------------------
Inception* through 7/31/02     4.56     6.85    (3.59)    3.81
----------------------------------------------------------------



       6 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+



                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (Inception* through 7/31/02)           62.47%
        ---------------------------------------------------------------
        Class B (7/31/92 through 7/31/02)              52.20
        ---------------------------------------------------------------
        Class L (Inception* through 7/31/02)          (13.15)
        ---------------------------------------------------------------
        Class O (Inception* through 7/31/02)           44.00
        ---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


       7 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SMITH BARNEY BALANCED FUND AT A GLANCE (UNAUDITED)




Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. S&P 500 Index and Lehman Brothers Government/Credit Bond Index+

--------------------------------------------------------------------------------
                            July 1992 -- July 2002

                                    [CHART]

             Smith Barney      Lehman Brothers
            Balanced Fund-    Government/Credit            S&P
            Class B Shares       Bond Index             500 Index
            --------------    -----------------         ---------
Jul 1992       $10,000           $10,000                 $10,000
Jul 1993        11,469            11,103                  10,872
Jul 1994        10,376            11,089                  11,431
Jul 1995        11,686            12,212                  14,411
Jul 1996        12,711            12,860                  16,797
Jul 1997        14,603            14,247                  25,550
Jul 1998        16,964            15,397                  30,481
Jul 1999        18,962            15,755                  36,637
Jul 2000        20,875            16,655                  39,919
Jul 2001        18,520            20,277                  32,842
Jul 2002        15,220            21,675                  25,086



+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, formerly known as the Lehman Brothers Government /Corporate Bond Index, is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           TOP FIVE EQUITY HOLDINGS*


 1. COLGATE-PALMOLIVE CO.................................................. 2.0%

 2. CONAGRA FOODS, INC.................................................... 1.5

 3. AMERICAN EXPRESS CO................................................... 1.5

 4. UNITED PARCEL SERVICE INC., CLASS B SHARES............................ 1.4

 5. MICROSOFT CORP........................................................ 1.3

                            TOP FIVE BOND HOLDINGS*


 1. GENERAL ELECTRIC CAPITAL CORP......................................... 0.9%

 2. COSTCO WHOLESALE CORP................................................. 0.9

 3. CHEVRONTEXACO CORP.................................................... 0.9

 4. PFIZER INC............................................................ 0.9

 5. UNILEVER CAPITAL CORP................................................. 0.9

                             INVESTMENT BREAKDOWN*


                                    [CHART]

                Convertible Corporate Bonds and Notes      0.6%
                Corporate Bonds and Notes                 36.1%
                Collateralized Mortgage Obligation         0.0%**
                U.S. Government Agencies and Obligations  11.3%
                Repurchase Agreement                       2.6%
                Common and Preferred Stock and Warrants   49.4%


 * As a percentage of total investments. Please note that Fund holdings are as of July 31, 2002 and are subject to change.
**  Amount represents less than 0.1%.

      8 Smith Barney Balanced Fund  | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                              JULY 31, 2002



SHARES                        SECURITY                          VALUE
-------------------------------------------------------------------------
COMMON STOCK -- 49.4%
Airlines -- 1.2%
505,500   Southwest Airlines Co.                            $   6,980,955
-------------------------------------------------------------------------
Automotive -- 0.3%
100,000   Dana Corp.                                            1,608,000
-------------------------------------------------------------------------
Biotechnology and Drugs -- 0.9%
116,065   Amgen, Inc. (a)                                       5,297,207
-------------------------------------------------------------------------
Broadcasting/Cable -- 1.9%
 81,000   Comcast Corp., Special Class A Shares (a)             1,692,900
150,000   EchoStar Communications Corp., Class A Shares (a)     2,446,500
262,000   Univision Communications Inc., Class A Shares (a)     7,490,580
-------------------------------------------------------------------------
                                                               11,629,980
-------------------------------------------------------------------------
Chemicals -- 1.7%
 57,000   Air Products and Chemicals, Inc.                      2,522,250
 80,000   Eastman Chemical Co.                                  3,545,600
 78,000   Praxair, Inc.                                         4,079,400
-------------------------------------------------------------------------
                                                               10,147,250
-------------------------------------------------------------------------
Consumer Products and Services -- 4.1%
228,000   Colgate-Palmolive Co.                                11,707,800
117,000   The Gillette Co.                                      3,846,960
 67,869   Kimberly-Clark Corp.                                  4,143,402
105,000   Philip Morris Cos. Inc.                               4,835,250
-------------------------------------------------------------------------
                                                               24,533,412
-------------------------------------------------------------------------
Energy -- 2.7%
 80,000   Anadarko Petroleum Corp.                              3,480,000
107,252   BP PLC, Sponsored ADR                                 4,976,493
 97,930   Conoco Inc.                                           2,362,072
140,918   Exxon Mobil Corp.                                     5,180,146
-------------------------------------------------------------------------
                                                               15,998,711
-------------------------------------------------------------------------
Financial Services -- 9.6%
 87,000   Ambac Financial Group, Inc.                           5,483,610
245,124   American Express Co.                                  8,643,072
 40,000   American International Group, Inc.                    2,556,800
 90,048   The Bank of New York Co., Inc.                        2,883,337
120,000   Capital One Financial Corp.                           3,804,000
100,000   Freddie Mac                                           6,195,000
 67,633   The Hartford Financial Services Group, Inc.           3,422,230
116,200   J.P. Morgan Chase & Co.                               2,900,352
 86,640   Marsh & McLennan Cos., Inc.                           4,150,056
109,000   Morgan Stanley                                        4,398,150
154,018   State Street Corp.                                    6,545,765
 22,000   Wells Fargo & Co.                                     1,118,920
 65,000   XL Capital Ltd., Class A Shares                       4,816,500
-------------------------------------------------------------------------
                                                               56,917,792
-------------------------------------------------------------------------
Food and Beverages -- 3.1%
 50,000   Anheuser-Busch Cos., Inc.                             2,585,500
  1,948   Aurora Foods Inc. (a)                                     2,825

                      See Notes to Financial Statements.


       9 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002


SHARES                          SECURITY                  VALUE
-------------------------------------------------------------------
Food and Beverages -- 3.1% (continued)
 60,000            The Coca-Cola Co.                  $   2,996,400
350,000            ConAgra Foods, Inc.                    8,788,500
 25,000            Kraft Foods Inc., Class A Shares         925,000
 74,977            PepsiCo, Inc.                          3,219,512
-------------------------------------------------------------------
                                                         18,517,737
-------------------------------------------------------------------
Healthcare -- 0.9%
 40,000            Medtronic, Inc.                        1,616,000
 50,000            WellPoint Health Networks Inc. (a)     3,575,000
-------------------------------------------------------------------
                                                          5,191,000
-------------------------------------------------------------------
Industrial Equipment and Supplies -- 1.1%
100,000            Illinois Tool Works Inc.               6,599,000
-------------------------------------------------------------------
Metals/Mining -- 0.4%
100,000            Alcoa Inc.                             2,705,000
-------------------------------------------------------------------
Multi-Industry -- 2.5%
200,780            General Electric Co.                   6,465,116
150,000            Honeywell International Inc.           4,854,000
 50,298            United Technologies Corp.              3,495,711
-------------------------------------------------------------------
                                                         14,814,827
-------------------------------------------------------------------
Multimedia -- 1.7%
110,139            AOL Time Warner Inc. (a)               1,266,598
187,800            Viacom Inc., Class B Shares (a)        7,311,054
100,000            The Walt Disney Co.                    1,773,000
-------------------------------------------------------------------
                                                         10,350,652
-------------------------------------------------------------------
Pharmaceuticals -- 3.3%
 67,100            Eli Lilly & Co.                        3,919,982
149,190            Johnson & Johnson                      7,907,070
172,100            Pfizer Inc.                            5,567,435
 56,164            Wyeth                                  2,240,944
-------------------------------------------------------------------
                                                         19,635,431
-------------------------------------------------------------------
Retail -- 2.6%
150,200            Costco Wholesale Corp. (a)             5,237,474
 87,000            CVS Corp.                              2,488,200
 68,888            The Home Depot, Inc.                   2,127,261
150,000            Lowe's Cos., Inc.                      5,677,500
-------------------------------------------------------------------
                                                         15,530,435
-------------------------------------------------------------------
Semiconductors -- 0.7%
 76,824            Intel Corp.                            1,443,523
 28,000            Linear Technology Corp.                  758,240
 74,706            Texas Instruments Inc.                 1,729,444
-------------------------------------------------------------------
                                                          3,931,207
-------------------------------------------------------------------
Technology -- 5.2%
503,870            Cisco Systems, Inc. (a)                6,646,045
120,000            Dell Computer Corp. (a)                2,991,600
 80,000            Electronic Data Systems Corp.          2,941,600
359,131            EMC Corp. (a)                          2,693,483

                      See Notes to Financial Statements.


      10 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002


SHARES                                     SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
Technology -- 5.2% (continued)
165,000   Microsoft Corp. (a)                                                        $  7,916,700
470,345   Oracle Corp. (a)                                                              4,707,683
 70,000   SAP AG, Sponsored ADR                                                         1,309,000
 50,000   Siebel Systems, Inc. (a)                                                        470,000
340,204   Sun Microsystems, Inc. (a)                                                    1,333,600
-------------------------------------------------------------------------------------------------
                                                                                       31,009,711
-------------------------------------------------------------------------------------------------
Telecommunications -- 2.1%
 99,000   AT&T Wireless Services Inc. (a)                                                 464,310
 54,654   BellSouth Corp.                                                               1,467,460
  2,581   Crown Castle International Corp. (a)                                              5,936
  1,044   McLeodUSA, Inc., Class A Shares (a)                                                 522
295,000   Motorola Inc.                                                                 3,422,000
 40,000   Nokia Oyj, Sponsored ADR                                                        496,000
200,000   SBC Communications Inc.                                                       5,532,000
 18,026   Song Networks Holding AB, ADR (a)                                                 2,704
 27,000   Verizon Communications Inc.                                                     891,000
-------------------------------------------------------------------------------------------------
                                                                                       12,281,932
-------------------------------------------------------------------------------------------------
Transportation -- 2.5%
 41,039   Union Pacific Corp.                                                           2,407,758
123,800   United Parcel Service Inc., Class B Shares                                    8,089,092
137,570   USFreightways Corp.                                                           4,493,036
-------------------------------------------------------------------------------------------------
                                                                                       14,989,886
-------------------------------------------------------------------------------------------------
Utilities -- 0.9%
 62,000   American Electric Power Co., Inc.                                             2,040,420
115,000   The Southern Co.                                                              3,309,700
-------------------------------------------------------------------------------------------------
                                                                                        5,350,120
-------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $312,885,249)                                                      294,020,245
-------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
Aerospace/Defense -- 0.0%
    400   Northrop Grumman Corp., 7.250%, Convertible                                      46,900
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
    300   Broadwing Communications, Inc., 12.500%, Cumulative Exchangeable, Series B       30,750
  6,100   Crown Castle International Corp., 6.250%, Convertible                            78,537
    351   Dobson Communications Corp., 13.000%, Sr. Exchangeable (b)                       10,616
  1,300   Global Crossing Ltd., 6.750%, Convertible (c)                                        65
  1,000   Motorola Inc., 7.000%, Convertible                                               39,980
-------------------------------------------------------------------------------------------------
                                                                                          159,948
-------------------------------------------------------------------------------------------------
          TOTAL PREFERRED STOCK
          (Cost -- $724,876)                                                              206,848
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      11 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                    JULY 31, 2002


   FACE
  AMOUNT(d) RATING(e)                                         SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 36.1%
Aerospace/Defense -- 0.9%
                      BE Aerospace Inc., Sr. Sub. Notes, Series B:
   295,000  B          8.000% due 3/1/08                                                                       $     253,700
   205,000  B          8.875% due 5/1/11                                                                             176,300
 2,000,000  A+        Boeing Capital Corp., Sr. Notes, 5.750% due 2/15/07                                          2,110,536
   330,000  B-        Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09                             344,850
   390,000  CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                                               280,800
 2,000,000  BBB-      Raytheon Co., 6.450% due 8/15/02                                                             2,002,428
   105,000  B-        Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08 (f)                                        108,150
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,276,764
----------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.3%
   300,000  B         Air Canada Inc., Sr. Notes, 10.250% due 3/15/11                                                196,500
 2,750,745  B2*       Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12                                    137,537
                      Continental Airlines Pass-Through Certificates:
   335,000  BBB-       Series 1999-2, Class C-2, 7.434% due 9/15/04                                                  295,107
   149,304  BBB-       Series 2000-2, Class C, 8.312% due 4/2/11                                                     126,346
   510,000  BB         Series D, 7.568% due 12/1/06                                                                  457,908
                      United Air Lines Pass-Through Certificates:
   162,821  BBB        Series 2000-1, Class B, 8.030% due 7/1/11                                                     121,393
   245,469  BBB+       Series 2000-2, Class B, 7.811% due 10/1/09                                                    166,618
   105,000  BBB+       Series 2001-1, Class B, 6.932% due 9/1/11                                                      66,421
   230,000  BB+        Series 2001-1, Class C, 6.831% due 9/1/08                                                     171,948
   211,916  A-        US Airways Pass-Through Trust, Series 1999-1, 8.360% due 1/20/19 (g)                           186,320
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,926,098
----------------------------------------------------------------------------------------------------------------------------
Automotive -- 1.2%
    70,000  B+        American Axle & Manufacturing Inc., Guaranteed Sr. Sub. Notes, 9.750% due 3/1/09                74,900
   135,000  Ba1*      Arvin Capital I, Guaranteed Capital Securities, 9.500% due 2/1/27                              136,593
                      Collins & Aikman Products Co.:
   345,000  B1*        Guaranteed Sr. Notes, 10.750% due 12/31/11                                                    342,412
   115,000  B          Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06                                                104,650
   420,000  BBB       Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27                                            394,358
 4,586,000  A3*       DaimlerChrysler NA Holdings Corp., Guaranteed Notes, 7.750% due 5/27/03                      4,742,506
                      Dana Corp.:
   405,000  BB         Notes, 6.500% due 3/1/09                                                                      340,200
   190,000  BB         Sr. Notes, 10.125% due 3/15/10 (f)                                                            187,150
    80,000  B-        Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes, 9.375% due 3/1/08                     62,400
   283,000  NR        Key Plastics Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (c)                     28
    35,000  C         LDM Technologies Inc., Guaranteed Sr. Sub. Notes, Series B, 10.750% due 1/15/07                 24,325
   170,000  B         Metaldyne Corp., Guaranteed Sr. Sub. Notes, 11.000% due 6/15/12 (f)                            157,250
   230,000  BB+       Navistar International Corp., Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06                234,600
    10,000  B-        Prestolite Electric Inc., Guaranteed Sr. Notes, 9.625% due 2/1/08                                7,050
   175,000  B         Stanadyne Automotive Corp., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 12/15/07          140,875
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,949,297
----------------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 1.3%
   555,000  Ca*       Adelphia Communications Corp., Sr. Discount Notes, Series B, zero coupon due 1/15/08 (c)        69,375
                      Charter Communications Holdings Inc.:
                       Sr. Discount Notes:
 2,975,000  B+           Step bond to yield 11.709% due 1/15/10                                                    1,145,375
   530,000  B+           Step bond to yield 14.231% due 1/15/11                                                      174,900


                      See Notes to Financial Statements.



      12 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

     FACE
   AMOUNT(d)     RATING(e)                                     SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 1.3% (continued)
   420,000       B+           Step bond to yield 11.739% due 5/15/11                                        $     138,600
   385,000       B+         Sr. Notes, 11.125% due 1/15/11                                                        248,325
                           CSC Holdings Inc.:
   130,000       BB+        Sr. Notes, Series B, 7.625% due 4/1/11                                                103,139
   495,000       BB-        Sr. Sub. Debentures, 10.500% due 5/15/16                                              326,700
   705,000       B1*       EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                               675,038
                           EchoStar DBS Corp., Sr. Notes:
   580,000       B+         9.125% due 1/15/09 (f)                                                                536,500
   280,000       B+         9.375% due 2/1/09                                                                     263,200
   719,000       B-        Emmis Communications Corp., Sr. Discount Notes, step bond to yield
                             11.694% due 3/15/11                                                                  492,515
   645,000       B-        Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield
                             12.639% due 2/15/11                                                                  228,975
   640,000       B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield 11.600% due 3/1/08          598,400
   120,000 /EUR/ CCC+      Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                                         18,818
                           Paxson Communications Corp., Guaranteed Sr. Sub. Notes:
   350,000       B-         10.750% due 7/15/08                                                                   313,687
   300,000       B-         Step bond to yield 11.374% due 1/15/09                                                156,000
                           Pegasus Communications Corp., Sr. Notes, Series B:
    35,000       B3*        9.625% due 10/15/05                                                                    16,625
   140,000       B3*        9.750% due 12/1/06                                                                     66,500
   190,000       CCC+      Pegasus Satellite Communications, Inc., Sr. Discount Notes, step bond to yield
                             18.184% due 3/1/07                                                                    50,350
   935,000       Ba1*      Rogers Cablesystems Ltd., Guaranteed Sr. Sub. Notes, 11.000% due 12/1/15             1,005,125
   310,000       B         Sinclair Broadcast Group, Guaranteed Sr. Sub. Notes, 8.750% due 12/15/11               311,550
   335,000       B-        Spanish Broadcasting System, Inc., Guaranteed Sr. Sub. Notes, 9.625% due 11/1/09       329,138
   165,000       CCC+      XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10                         56,925
                           Young Broadcasting Inc.:
   280,000       B          Guaranteed Sr. Notes, 8.500% due 12/15/08                                             280,000
   170,000       B-         Guaranteed Sr. Sub. Notes, 10.000% due 3/1/11                                         151,300
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,757,060
-------------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.6%
   105,000       B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                   105,656
    90,000       B         Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12 (f)                       92,925
   370,000       B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09             370,462
   180,000       BB        Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.625% due 5/15/11                       178,650
   120,000       Ba1*      D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                              117,900
   175,000       B+        Integrated Electrical Services, Inc., Guaranteed Sr. Sub. Notes, Series B,
                             9.375% due 2/1/09                                                                    158,375
   300,000       BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                                            295,500
   305,000       BB+       Lennar Corp., Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10                        330,925
   225,000       B1*       Meritage Corp., Guaranteed Sr. Notes, 9.750% due 6/1/11                                229,500
   445,000       B-        Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11                              445,000
   180,000       B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                 136,800
   190,000       BB+       Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                                        204,725
   680,000       Ba2*      Schuler Homes, Inc., Guaranteed Notes, 10.500% due 7/15/11                             688,500
                           Standard Pacific Corp.:
   230,000       BB         Sr. Notes, 8.500% due 4/1/09                                                          225,400
   185,000       Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12                                                    181,300
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,761,618
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      13 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

      FACE
    AMOUNT(d)     RATING(e)                                  SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.3%
    190,000       B+        Airgas Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11                 $     199,737
    350,000       B-        Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                       336,000
  4,105,000       B-        Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon due 12/31/09         985,200
    190,000       B         Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09 (f)                     191,425
    355,000       Ba1*      IMC Global Inc., Guaranteed Sr. Notes, Series B, 11.250% due 6/1/11              378,075
    290,000       BB-       ISP Chemco Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 7/1/11         284,200
    385,000       B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09             346,500
    335,000       BB        Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12                    326,625
    985,000 /EUR/ B+        Messer Griesheim Holding AG, Sr. Notes, 10.375% due 6/1/11                       996,615
    135,000       BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                    137,025
    230,000       B+        OM Group Inc., Guaranteed Sr. Sub. Notes, 9.250% due 12/15/11                    225,400
  2,500,000       A-        Rohm & Haas Co., Sr. Notes, 6.950% due 7/15/04                                 2,678,825
     35,000       BB-       Terra Capital Inc., Guaranteed Sr. Notes, 12.875% due 10/15/08                    35,525
    485,000       B         Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05                  404,975
    425,000       B         Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06                    325,125
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,851,252
--------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 3.2%
    145,000       B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08                                         138,475
                            American Greetings Corp.:
    160,000       BBB-       Notes, 6.100% due 8/1/28                                                        144,400
    160,000       BB+        Sr. Sub. Notes, 11.750% due 7/15/08                                             172,400
    590,000       BBB-      Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes, 11.000% due 5/1/09          616,550
  2,000,000       A+        Clorox Co., Sr. Notes, Series B, 7.250% due 3/1/07                             2,174,570
    975,000       AA-       Colgate-Palmolive Co., Medium-Term Notes, Series D, 5.340% due 3/27/06         1,020,052
    115,000       BB        Dimon Inc., Guaranteed Sr. Notes, Series B, 9.625% due 10/15/11                  119,600
     30,000       B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                            25,650
  3,000,000       AA-       The Gillette Co., Notes, 4.000% due 6/30/05 (f)                                3,083,058
    170,000       B         Herbalife International Inc., Sr. Sub. Notes, 11.750% due 7/15/10 (f)            167,450
    105,000       B         Johnsondiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12 (f)                     109,200
  2,000,000       AA        Kimberly-Clark Corp., Debentures, 6.250% due 7/15/18                           2,040,832
    670,000       CCC       Remington Products Co., LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06       519,250
    290,000       B-        Revlon Consumer Products Corp., Guaranteed Sr. Notes, 12.000% due 12/1/05        282,750
                            Salton Inc.:
     40,000       B          Guaranteed Sr. Sub. Notes, 10.750% due 12/15/05                                  38,800
    555,000       B          Sr. Sub. Notes, 12.250% due 4/15/08                                             549,450
     45,000       B-        Sealy Mattress Co., Guaranteed Sr. Discount Notes, Series B,
                             step bond to yield 9.311% due 12/15/07                                           38,025
                            Service Corp. International:
    250,000       BB-        Debentures, 7.875% due 2/1/13                                                   203,750
                             Notes:
    535,000       BB-          6.875% due 10/1/07                                                            457,425
    610,000       BB-          6.500% due 3/15/08                                                            509,350
    320,000       BB        Sola International Inc., Notes, 6.875% due 3/15/08                               293,042
    366,000       BB        Standard Commercial Tobacco Corp., Guaranteed Sr. Notes, 8.875% due 8/1/05       375,150
    595,000       B+        Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes, 10.750% due 7/1/08          642,600
  5,000,000       A+        Unilever Capital Corp., Guaranteed Sr. Unsub. Notes, 6.750% due 11/1/03        5,278,715
    330,000       B-        Williams Scotsman Inc., Guaranteed Sr. Notes, 9.875% due 6/1/07                  298,650
--------------------------------------------------------------------------------------------------------------------
                                                                                                          19,299,194
--------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      14 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
AMOUNT(d) RATING(e)                                     SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.6%
                    Foamex L.P./Foamex Capital Corp.:
  190,000 B          Guaranteed Sr. Notes, 10.750% due 4/1/09 (f)                                    $     194,275
  190,000 B-         Guaranteed Sr. Sub. Notes, 9.875% due 6/15/07                                         170,050
  750,000 BB        Owens-Brockway Glass Containers, Sr. Secured Notes, 8.875% due 2/15/09 (f)             746,250
  710,000 B+        Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05                                     649,650
  130,000 B-        Packaged Ice Inc., Guaranteed Sr. Sub. Notes, Series B, 9.750% due 2/1/05              108,550
   95,000 B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                             97,850
  335,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (f)                                        209,462
  810,000 B         Stone Container Finance Co. - Canada, Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (f)                                                              862,650
  385,000 B-        Sweetheart Cup Co. Inc., Sr. Sub. Notes, 10.500% due 9/1/03                            367,675
  265,000 B-        Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B, 12.750% due 6/15/10             261,025
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,667,437
------------------------------------------------------------------------------------------------------------------
Energy -- 2.0%
5,000,000 AA        ChevronTexaco Corp., Notes, 6.625% due 10/1/04                                       5,390,485
  642,000 BBB       Coastal Corp., 7.750% due 6/15/10                                                      482,275
                    Compagnie Generale de Geophysique S.A., Sr. Notes:
  285,000 BB         10.625% due 11/15/07                                                                  282,150
  110,000 BB         10.625% due 11/15/07 (f)                                                              108,900
   90,000 B         Denbury Management Inc., Guaranteed Sr. Sub. Notes, 9.000% due 3/1/08                   87,750
  270,000 BB-       El Paso Energy Partners L.P., Guaranteed Sr. Sub. Notes, 8.500% due 6/1/11 (f)         252,450
  765,000 B+        Forest Oil Corp., Guaranteed Sr. Sub. Notes, 10.500% due 1/15/06                       807,075
  225,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                   229,500
  400,000 BB-       Leviathan Gas Pipelines Partners L.P., Guaranteed Sr. Sub. Notes, Series B,
                      10.375% due 6/1/09                                                                   394,000
  355,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                       378,075
  190,000 B+        Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (f)                       191,900
  110,000 B-        Mission Resources Corp., Guaranteed Sr. Sub. Notes, Series C, 10.875% due 4/1/07        75,350
  270,000 B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                          267,975
  175,000 BB+       Ocean Energy Inc., Guaranteed Sr. Sub. Notes, Series B, 8.375% due 7/1/08              184,625
  310,000 BB+       Pennzoil-Quaker State, Guaranteed Sr. Notes, 10.000% due 11/1/08                       367,350
  115,000 B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07                             110,400
  170,000 B         Plains Exploration & Production Co., L.P., Sr. Sub. Notes, 8.750% due 7/1/12 (f)       167,875
  155,000 B+        Plains Resources Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 3/15/06        161,006
                    Pogo Producing Co., Sr. Sub. Notes, Series B:
   70,000 BB         10.375% due 2/15/09                                                                    74,988
  105,000 BB         8.250% due 4/15/11                                                                    106,575
  395,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                                416,725
   55,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                    55,000
  180,000 BB-       SESI LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11                                     171,900
  145,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                                    137,750
  260,000 B+        Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12 (f)                          195,000
  105,000 B         Trico Marine Services, Inc., Sr. Notes, 8.875% due 5/15/12 (f)                          96,075
                    Vintage Petroleum Inc.:
  250,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                          245,000
  135,000 B1*        Sr. Sub. Notes, 9.750% due 6/30/09                                                    132,975
  185,000 BB+       Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21 (f)                       154,284
------------------------------------------------------------------------------------------------------------------
                                                                                                        11,725,413
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      15 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
AMOUNT(d)  RATING(e)                                    SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.6%
                     Allied Waste North America Inc., Series B:
   285,000 BB-        Guaranteed Sr. Notes, 7.875% due 1/1/09                                        $     256,500
   585,000 BB-        Guaranteed Sr. Sub. Notes, 8.500% due 12/1/08                                        538,200
   270,000 CCC+      Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                   216,000
   180,000 B         URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                               171,900
 2,500,000 BBB       Waste Management, Inc., Sr. Notes, 6.500% due 12/15/02                              2,523,785
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,706,385
------------------------------------------------------------------------------------------------------------------
Financial Services -- 6.1%
 1,500,000 AA        American Association of Retired Persons, Inc., Bonds, 7.500% due 5/1/31 (f)         1,642,719
 2,000,000 A+        American Express Co., Notes, 5.500% due 9/12/06                                     2,111,872
 2,790,000 Aa1*      Associates Corp. of North America, Sr. Notes, 5.750% due 10/15/03                   2,904,304
 2,500,000 Aa3*      Bank of America Corp., Sub. Notes, 6.500% due 8/15/03                               2,604,800
   135,000 B3*       Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07                                139,050
 2,500,000 AA-       Donaldson, Lufkin & Jenrette, Inc., Medium-Term Notes, 6.170% due 7/15/03           2,589,210
 2,661,500 NR        Finova Group Inc., Notes, 7.500% due 11/15/09                                         811,757
 5,000,000 AAA       General Electric Capital Corp., Medium-Term Notes, Series A, 7.500% due 5/15/05     5,520,440
 3,000,000 AAA       International Bank for Reconstruction & Development, Medium-Term Notes,
                       3.500% due 10/22/04                                                               3,058,245
 2,500,000 AA-       International Lease Finance Corp., Notes, 4.750% due 6/2/03                         2,547,460
   645,000 Ba1*      Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46               542,092
 1,156,000 AA-       Merrill Lynch & Co., Inc., Medium-Term Notes, Series B, 7.080% due 10/3/05          1,268,481
 2,000,000 AA-       Morgan Stanley, Notes, 7.750% due 6/15/05                                           2,197,886
 1,166,000 A+        National Rural Utilities Cooperative Finance Corp., 6.200% due 2/1/08               1,216,419
 1,250,000 B3*       Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27            1,025,000
   220,000 BB+       PXRE Capital Trust I, Guaranteed Capital Securities, 8.850% due 2/1/27                156,375
 1,500,000 A         SLM Corp., Medium-Term Notes, Series A, 5.625% due 4/10/07                          1,587,887
   260,000 B         UCAR Finance Inc., Guaranteed Sr. Notes, 10.250% due 2/15/12                          261,300
 2,000,000 A+        Verizon Global Funding Corp., Sr. Notes, 6.750% due 12/1/05                         2,036,720
 2,000,000 Aa2*      Wells Fargo Financial, Inc., Sr. Notes, 7.250% due 7/14/03                          2,093,286
   210,000 BB-       Western Financial Bank FSB, Sub. Debentures, 9.625% due 5/15/12                       204,750
------------------------------------------------------------------------------------------------------------------
                                                                                                        36,520,053
------------------------------------------------------------------------------------------------------------------
Food and Beverages -- 3.0%
   105,000 B-        Agrilink Foods Inc., Guaranteed Sr. Sub. Notes, 11.875% due 11/1/08                   109,725
 3,000,000 A+        Anheuser-Busch Cos., Inc., Sr. Notes, 6.000% due 4/15/11                            3,192,867
                     Aurora Foods Inc., Sr. Sub. Notes, Series B:
   375,000 CCC        9.875% due 2/15/07                                                                   245,625
   410,000 CCC        8.750% due 7/1/08                                                                    254,200
 3,000,000 Aa3*      The Coca-Cola Co., Notes, 5.750% due 3/15/11                                        3,124,800
 2,000,000 A         Coca-Cola Enterprises, Inc., Debentures, 8.500% due 2/1/22                          2,467,834
 2,000,000 BBB+      ConAgra Foods Inc., Notes, 7.500% due 9/15/05                                       2,183,406
   175,000 B+        Cott Beverages Inc., Guaranteed Sr. Sub. Notes, 8.000% due 12/15/11                   175,875
   225,000 BB-       Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                        202,141
 1,000,000 A+        The Earthgrains Co., Sr. Notes, 8.500% due 8/1/05                                   1,137,759
                     Fleming Cos., Inc.:
   335,000 BB-        Guaranteed Sr. Notes, 10.125% due 4/1/08                                             336,675
    60,000 B+         Guaranteed Sr. Sub. Notes, Series D, 10.625% due 7/31/07                              57,000
   190,000 BB        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                    130,150
   250,000 B2*       Michael Foods Inc., Sr. Sub. Notes, Series B, 11.750% due 4/1/11                      275,000
   145,000 B2*       Mrs. Fields' Original Cookies, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.125% due 12/1/04                                                                 103,675

                      See Notes to Financial Statements.


      16 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
   AMOUNT(d)    RATING(e)                                        SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
Food and Beverages -- 3.0% (continued)
   680,000      Ba2*      SC International Services Inc., Guaranteed Sr. Sub. Notes, Series B, 9.250% due 9/1/07 $     523,600
 3,000,000      AA-       Sysco Corp., Notes, 4.750% due 7/30/05                                                     3,133,875
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    17,654,207
------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 0.6%
                          Alaris Medical Systems, Inc.:
   535,000      B-         Guaranteed Sr. Sub. Notes, 9.750% due 12/1/06                                               518,950
   100,000      B+         Sr. Secured Notes, Series B, 11.625% due 12/1/06                                            109,000
   100,000      B2*       Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10 (f)                            99,125
   390,000      B3*       Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09                                 388,050
                          HEALTHSOUTH Corp., Sr. Notes:
   180,000      BBB-       6.875% due 6/15/05                                                                          166,634
   195,000      BBB-       8.375% due 10/1/11                                                                          182,325
   385,000      CCC+      Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due 2/15/08                           159,775
   135,000      B+        PacifiCare Health Systems, Inc., Sr. Notes, 10.750% due 6/1/09 (f)                           132,975
   775,000      B         Per-Se Technologies, Inc., Guaranteed Sr. Notes, Series B, 9.500% due 2/15/05                736,250
   290,000      B         Physician Sales and Services, Inc., Guaranteed Sr. Sub. Notes, 8.500% due 10/1/07            285,650
   395,000      B-        Universal Hospital Services, Inc., Sr. Notes, 10.250% due 3/1/08                             385,125
   185,000      B+        US Oncology, Inc., Guaranteed Sr. Sub. Notes, 9.625% due 2/1/12                              180,375
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,344,234
------------------------------------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 1.1%
   330,000      B-        Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/07               344,850
   185,000      B-        Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09                       199,569
   650,000      A         Carnival Corp., Notes, 6.150% due 10/1/03                                                    667,898
   315,000      B1*       Courtyard by Marriott II, Sr. Secured Notes, Series B, 10.750% due 2/1/08                    321,694
   335,000      BBB-      Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07                                           341,675
   375,000      BB-       HMH Properties, Inc., Guaranteed Sr. Secured Notes, Series A, 7.875% due 8/1/05              363,750
 1,275,000      B+        Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                                             1,324,406
                          Mandalay Resort Group:
   140,000      BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                                     130,900
   390,000      BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                                415,350
                          MGM MIRAGE, Guaranteed Sr. Sub. Notes:
   175,000      BB+        9.750% due 6/1/07                                                                           186,375
   460,000      BB+        8.375% due 2/1/11                                                                           468,050
   490,000      BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11                           490,000
   180,000      BB+       Royal Caribbean Cruises Ltd., Sr. Notes, 8.750% due 2/2/11                                   166,338
   350,000      B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08                                    358,750
   185,000      B+        Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07                188,931
   705,000      B-        Venetian Casino Resort LLC/Las Vegas Sands, Inc., 2nd Mortgage Notes,
                           11.000% due 6/15/10 (f)                                                                     706,762
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6,675,298
------------------------------------------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 0.8%
    30,000      B-        Argo-Tech Corp., Guaranteed Sr. Sub. Notes, 8.625% due 10/1/07                                26,550
   225,000      BB        Case Corp., Notes, 7.250% due 8/1/05                                                         211,881
    95,000      BB        Case Credit Corp., Notes, 6.750% due 10/21/07                                                 81,665
   245,000      B-        Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                        220,500
 2,500,000      A-        Deere & Co., Sr. Notes, 6.550% due 7/15/04                                                 2,662,055
   195,000      B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                              209,625
   425,000/EUR/ B+        Manitowoc Co., Inc., Sr. Sub. Notes, 10.375% due 5/15/11                                     424,613
   140,000      B+        NMHG Holding Co., Guaranteed Sr. Notes, 10.000% due 5/15/09 (f)                              142,100

                      See Notes to Financial Statements.


      17 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
AMOUNT(d) RATING(e)                                   SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 0.8% (continued)
  265,000 CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                $    181,525
  220,000 B         Penhall International Corp., Guaranteed Sr. Sub. Notes, 12.000% due 8/1/06        188,100
  225,000 BBB-      Tyco International Group S.A., Notes, 6.375% due 10/15/11                         167,945
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,516,559
-------------------------------------------------------------------------------------------------------------
Leisure -- 0.3%
                    AMC Entertainment Inc., Sr. Sub. Notes:
  595,000 CCC+       9.500% due 3/15/09                                                               559,300
   80,000 CCC+       9.500% due 2/1/11                                                                 74,800
  595,000 BB        Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28                                   461,125
  150,000 B         The Hockey Co./Sports Maska Inc., Sr. Secured Notes, 11.250% due 4/15/09 (f)      144,750
  135,000 CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                                         101,250
  560,000 B         Six Flags Inc., Sr. Discount Notes, step bond to yield 11.431% due 4/1/08         532,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,873,225
-------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.1%
  375,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                  396,003
  115,000 B         Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (f)                            118,450
  180,000 B-        WCI Steel, Inc., Sr. Notes, Series B, 10.000% due 12/1/04                          91,125
  150,000 BB-       Wolverine Tube Inc., Guaranteed Sr. Notes, 10.500% due 4/1/09 (f)                 140,250
-------------------------------------------------------------------------------------------------------------
                                                                                                      745,828
-------------------------------------------------------------------------------------------------------------
Multi-Industry -- 0.5%
3,000,000 AA        3M Co., Medium-Term Notes, Series C, 4.150% due 6/30/05                         3,093,495
-------------------------------------------------------------------------------------------------------------
Multimedia -- 1.2%
2,500,000 BBB-      News America Holdings Inc., Sr. Debentures, 7.750% due 2/1/24                   2,229,910
5,000,000 A-        The Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06                     5,102,195
-------------------------------------------------------------------------------------------------------------
                                                                                                    7,332,105
-------------------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 0.7%
  385,000 BBB       Bowater Canada Finance Corp., Guaranteed Notes, 7.950% due 11/15/11               390,388
                    Buckeye Technologies Inc., Sr. Sub. Notes:
  190,000 B+         9.250% due 9/15/08                                                               156,750
  645,000 B+         8.000% due 10/15/10                                                              493,425
  745,000 BBB-      Georgia-Pacific Corp., Sr. Notes, 7.500% due 5/15/06                              659,758
1,500,000 BBB       International Paper Co., Sr. Notes, 8.000% due 7/8/03                           1,568,895
  680,000 Ba2*      Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                     714,000
  100,000 B+        Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08                 95,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,078,216
-------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 1.8%
2,500,000 AAA       Johnson & Johnson, Debentures, 6.950% due 9/1/29                                2,749,610
2,500,000 AAA       Merck & Co., Inc., Debentures, 6.400% due 3/1/28                                2,536,193
5,000,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                                           5,332,590
-------------------------------------------------------------------------------------------------------------
                                                                                                   10,618,393
-------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 0.6%
  165,000 B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.750% due 10/1/09       160,050
                    Hollinger International Publishing Inc., Guaranteed Sr. Sub. Notes:
  250,000 Ba3*       9.250% due 2/1/06                                                                259,375
  450,000 Ba3*       9.250% due 3/15/07                                                               466,875
  342,435 B         Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)(f)             310,332
  235,000 BB-       Mail-Well I Corp., Guaranteed Sr. Notes, 9.625% due 3/15/12 (f)                   182,125

                      See Notes to Financial Statements.


      18 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
AMOUNT(d)  RATING(e)                                   SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 0.6% (continued)
 2,170,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                           $   1,920,450
   150,000 B         Von Hoffman Corp., Guaranteed Sr. Notes, 10.250% due 3/15/09 (f)                    147,750
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,446,957
----------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.1%
   660,000 BB-       Host Marriott L.P., Guaranteed Notes, 9.500% due 1/15/07                            665,775
----------------------------------------------------------------------------------------------------------------
Retail -- 3.6%
   345,000 B         Advance Stores Co., Inc., Guaranteed Sr. Notes, Series B, 10.250% due 4/15/08       363,975
   105,000 B         American Restaurant Group Inc., Guaranteed Sr. Secured Notes, Series D,
                       11.500% due 11/1/06                                                                95,550
   320,000 B-        Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08                        312,000
   145,000 CCC+      CKE Restaurants, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 5/1/09                 137,025
 5,000,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                             5,507,390
   175,000 CCC       Denny's Corp., Sr. Notes, 11.250% due 1/15/08                                       138,688
    85,000 B-        Friendly Ice Cream Corp., Guaranteed Sr. Notes, 10.500% due 12/1/07                  82,025
   105,000 BB+       The Gap Inc., Notes, 8.150% due 12/15/05                                            104,314
   370,000 BB        Great Atlantic & Pacific Tea Co., Inc., Notes, 7.750% due 4/15/07                   331,150
                     The Home Depot, Inc., Sr. Notes:
 2,500,000 AA         6.500% due 9/15/04                                                               2,694,317
 3,000,000 AA         5.375% due 4/1/06                                                                3,178,995
   340,000 CCC       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                       287,300
   192,000 Ba3*      J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12 (f)                                 188,006
   290,000 B-        Jo-Ann Stores Inc., Guaranteed Sr. Sub. Notes, 10.375% due 5/1/07                   295,075
 1,020,000 A         Lowe's Cos., Inc., Sr. Notes, 7.500% due 12/15/05                                 1,136,489
   500,000 A+        McDonald's Corp., Medium-Term Notes, Series G, 5.375% due 4/30/07                   531,121
   200,000 BB-       The Pep Boys - Manny, Moe & Jack, Medium-Term Notes, Series A,
                       6.710% due 11/3/04                                                                189,000
   100,000 B+        Perkins Family Restaurants, L.P., Sr. Notes, Series B, 10.125% due 12/15/07          99,500
                     Rite Aid Corp.:
   395,000 B-         Notes, 7.125% due 1/15/07                                                          258,725
   190,000 B-         Sr. Notes, 7.625% due 4/15/05                                                      138,700
   432,000 BB        Saks Inc., Guaranteed Notes, 9.875% due 10/1/11                                     423,360
   200,000 B+        Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09                              194,000
 2,000,000 A-        Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03                          2,082,056
 2,500,000 AA        Wal-Mart Stores, Inc., Sr. Notes, 4.375% due 8/1/03                               2,556,230
----------------------------------------------------------------------------------------------------------------
                                                                                                      21,324,991
----------------------------------------------------------------------------------------------------------------
Technology -- 0.3%
   120,000 Baa1*     Arrow Electronic Inc., Sr. Debentures, 6.875% due 6/1/18                            108,014
   640,000 Ba2*      Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                  678,400
   650,000 Baa2*     Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                          620,184
   120,000 Caa1*     Venture Holdings Trust, Sr. Notes, Series B, 9.500% due 7/1/05                       72,600
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,479,198
----------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.7%
   470,000 CCC       AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 16.318% due 10/1/09           131,600
   285,000 CCC       Alamosa PCS Holdings Inc., Guaranteed Sr. Discount Notes,
                       step bond to yield 12.726% due 2/15/10                                             55,575
   215,000 Ba2*      Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                   138,675

                      See Notes to Financial Statements.


      19 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
AMOUNT(d)  RATING(e)                                        SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.7% (continued)
                     Crown Castle International Corp.:
   310,000 B          Sr. Discount Notes, step bond to yield 10.376% due 5/15/11                             $     144,150
   345,000 B          Sr. Notes, 10.750% due 8/1/11                                                                234,600
   455,000 Ca*       GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.565% due 2/1/10 (c)            3,413
    75,000 CCC       Horizon PCS Inc., Guaranteed Sr. Notes, step bond to yield 16.134% due 10/1/10                 12,375
   755,000 NR        Metromedia Fiber Network, Inc., Notes, 14.000% due 3/15/07 (c)                                264,250
 1,150,000 B         Nextel Communications, Inc., Sr. Discount Notes, step bond to yield 10.661% due 2/15/08       715,875
   295,000 B3*       Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09                                         154,875
   550,000 BB-       Nortel Networks Ltd., Notes, 6.125% due 2/15/06                                               258,500
   570,000 Ba3*      Panamsat Corp., Guaranteed Sr. Notes, 8.500% due 2/1/12 (f)                                   524,400
   575,000 B         Qwest Capital Funding, Inc., Guaranteed Notes, 6.875% due 7/15/28                             204,125
   380,000 Ba3*      Qwest Corp., Notes, 8.875% due 3/15/12 (f)                                                    302,100
 1,140,000 A         Vodafone Group PLC, Notes, 7.750% due 2/15/10                                               1,221,430
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,365,943
--------------------------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.2%
   355,000 BB-       Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08                                            317,725
   150,000 BBB-      Tommy Hilfiger USA Inc., Guaranteed Notes, 6.500% due 6/1/03                                  150,629
   265,000 B-        Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes,
                      Series A, 11.000% due 6/15/08                                                                276,925
   360,000 CCC+      WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                                         181,800
   305,000 B-        William Carter Co., Guaranteed Sr. Sub. Notes, Series B, 10.875% due 8/15/11                  329,781
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,256,860
--------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.9%
 2,500,000 BBB       CSX Corp., Sr. Debentures, 7.250% due 5/1/04                                                2,672,155
 3,000,000 Baa1*     Norfolk Southern Corp., Notes, 7.875% due 2/15/04                                           3,211,077
   140,000 B+        Sea Containers Ltd., Sr. Sub. Debentures, Series A, 12.500% due 12/1/04                       135,100
 3,000,000 BBB       Union Pacific Corp., Notes, 5.840% due 5/25/04                                              3,129,873
 1,500,000 AAA       United Parcel Service Inc., Debentures, 8.375% due 4/1/30                                   1,882,354
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                11,030,559
--------------------------------------------------------------------------------------------------------------------------
Utilities -- 0.5%
                     The AES Corp.:
   690,000 BB-        Sr. Notes, 9.500% due 6/1/09                                                                 272,550
   265,000 B          Sr. Sub. Notes, 10.250% due 7/15/06                                                           51,675
   175,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                                    182,803
   795,000 B+        Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes, 8.500% due 5/1/08                    417,375
                     Calpine Corp., Sr. Notes:
   195,000 B+         8.750% due 7/15/07                                                                            98,475
 1,450,000 B+         8.625% due 8/15/10                                                                           732,250
                     CMS Energy Corp., Sr. Notes:
   240,000 B+         7.625% due 11/15/04                                                                          163,291
   155,000 B+         9.875% due 10/15/07                                                                          105,514
   380,000 BBB-      Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                                         216,842

                      See Notes to Financial Statements.


      20 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

     FACE
   AMOUNT(d)     RATING(e)                                       SECURITY                                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
Utilities -- 0.5% (continued)
    700,000      Ba2*      Mission Energy Holding Co., Sr. Secured Notes, 13.500% due 7/15/08                    $    283,500
    435,000      BBB       Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10                                  311,025
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,835,300
-----------------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $221,287,045)                                                                 214,777,714
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.6%
Broadcasting/Cable -- 0.0%
    335,000/GBP/ CCC-      Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (f)                             131,059
-----------------------------------------------------------------------------------------------------------------------------
Healthcare -- 0.1%
    490,000      B         DaVita, Inc., 7.000% due 5/15/09                                                           485,713
-----------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.3%
    435,000      B-        Amkor Technology, Inc., 5.000% due 3/15/07                                                 195,206
    675,000/EUR/ B+        COLT Telecom Group PLC, 2.000% due 4/3/07 (f)                                              265,852
    470,000      Ba3*      Cypress Semiconductor Corp., 3.750% due 7/1/05                                             381,287
    595,000      Ba3*      LSI Logic Corp., 4.000% due 2/15/05                                                        483,438
    835,000      B-        TriQuint Semiconductor Inc., 4.000% due 3/1/07                                             589,719
    220,000      B-        Vitesse Semiconductor Corp., 4.000% due 3/15/05                                            155,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,070,877
-----------------------------------------------------------------------------------------------------------------------------
Technology -- 0.2%
    750,000      Ba2*      Celestica International Inc., zero coupon due 8/1/20                                       315,937
    720,000      Ba2*      Sanmina Corp., zero coupon due 9/12/20                                                     246,600
     88,000      BB        Solectron Corp., zero coupon due 5/8/20                                                     51,700
    385,000      Ba3*      Spherion Corp., 4.500% due 6/1/05                                                          308,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      922,237
-----------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                           (Cost -- $4,217,448)                                                                     3,609,886
-----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.0%
Financial Services -- 0.0%
    173,404      AAA       Merrill Lynch Mortgage Investors, Inc., Series 1997-C1, Class A-1, 6.950% due 6/18/29
                           (Cost -- $175,084)                                                                         179,712
-----------------------------------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                                       SECURITY                                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 11.3%
U.S. Treasury Obligations -- 9.7%
                           U.S. Treasury Notes:
$ 3,000,000                 3.250% due 12/31/03                                                                     3,057,774
 15,000,000                 3.000% due 2/29/04                                                                     15,240,825
  5,000,000                 6.500% due 8/15/05                                                                      5,536,135
  2,500,000                 4.625% due 5/15/06                                                                      2,632,913
    804,000                 6.875% due 5/15/06                                                                        910,467

                      See Notes to Financial Statements.


      21 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002

  FACE
 AMOUNT                                   SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 9.7% (continued)
             U.S. Treasury Bonds:
$8,000,000    7.250% due 5/15/16                                                 $   9,690,008
   642,000    8.125% due 8/15/19                                                       843,930
 2,500,000    7.875% due 2/15/21                                                     3,230,665
 1,000,000    6.250% due 8/15/23                                                     1,099,883
 2,772,000    6.125% due 8/15/29                                                     3,028,845
 6,500,000    6.250% due 5/15/30                                                     7,239,382
             U.S. Treasury Inflationary Index Bonds:
 2,653,532    3.625% due 4/15/28                                                     2,891,522
 2,197,283    3.875% due 4/15/29                                                     2,498,724
----------------------------------------------------------------------------------------------
                                                                                    57,901,073
----------------------------------------------------------------------------------------------
U.S. Government Agencies -- 1.6%
 2,500,000   Federal Home Loan Bank (FHLB), 6.625% due 11/15/10                      2,804,695
             Federal National Mortgage Association (FNMA):
    17,431    7.000% due 6/1/03                                                         17,791
    64,188    7.000% due 7/1/03                                                         65,516
 1,835,233    6.500% due 4/1/29                                                      1,889,917
 2,518,874    6.500% due 5/1/29                                                      2,593,928
   738,783    8.500% due 10/1/30                                                       791,288
 1,396,786   Government National Mortgage Association (GNMA), 7.000% due 2/15/24     1,468,163
----------------------------------------------------------------------------------------------
                                                                                     9,631,298
----------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost -- $64,211,115)                                                  67,532,371
----------------------------------------------------------------------------------------------

 WARRANTS                                 SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
WARRANTS (a) -- 0.0%
Commercial Printing/Forms -- 0.0%
       505   Merrill Corp., Expire 5/1/09                                                   50
----------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        95   Pliant Corp., Expire 6/1/10                                                   974
----------------------------------------------------------------------------------------------
Technology -- 0.0%
       505   Cybernet Internet Service International, Inc., Expire 7/1/09 (f)                1
     1,815   WAM!NET, Inc., Expire 3/1/05 (f)                                               18
----------------------------------------------------------------------------------------------
                                                                                            19
----------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
       455   GT Group Telecom Inc., Expire 2/1/10 (f)                                      683
       485   IWO Holdings Inc., Expire 1/15/11 (f)                                         182
----------------------------------------------------------------------------------------------
                                                                                           865
----------------------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $216,189)                                                          1,908
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      22 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                  JULY 31, 2002


   FACE
  AMOUNT                                         SECURITY                                       VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
$15,195,000   Morgan Stanley, 1.760% due 8/1/02; Proceeds at maturity -- $15,195,743; (Fully collateralized by U.S. Treasury Strips, zero coupon due 8/15/17 to 2/15/25;
               Market value -- $15,650,858) (Cost -- $15,195,000)                            $ 15,195,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $618,912,006**)                                                       $595,523,684
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c) Security is currently in default.
(d) Face amount denominated in U.S. dollars unless otherwise indicated.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g) Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:

    EUR -- Euro.
    GBP -- British Pound.

    See pages 24 and 25 for definitions of ratings.

                      See Notes to Financial Statements.


      23 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

      24 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

      25 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                JULY 31, 2002


ASSETS:
   Investments, at value (Cost -- $618,912,006)                $ 595,523,684
   Cash                                                                1,073
   Dividends and interest receivable                               5,642,288
   Receivable for securities sold                                    532,385
   Receivable for Fund shares sold                                   122,026
------------------------------------------------------------------------------
   Total Assets                                                  601,821,456
------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                 650,825
   Investment advisory fee payable                                   235,962
   Administration fee payable                                        104,576
   Distribution fees payable                                          67,664
   Accrued expenses                                                  257,972
------------------------------------------------------------------------------
   Total Liabilities                                               1,316,999
------------------------------------------------------------------------------
Total Net Assets                                               $ 600,504,457
------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                  $      59,035
   Capital paid in excess of par value                           772,822,817
   Overdistributed net investment income                            (433,508)
   Accumulated net realized loss from security transactions     (148,556,661)
   Net unrealized depreciation of investments and foreign
     currencies                                                  (23,387,226)
------------------------------------------------------------------------------
Total Net Assets                                               $ 600,504,457
------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                        50,977,058
   ------------------------------------------------------------------------
   Class B                                                         6,046,950
   ------------------------------------------------------------------------
   Class L                                                         1,716,252
   ------------------------------------------------------------------------
   Class O                                                           294,352
   ------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                     $10.18
   ------------------------------------------------------------------------
   Class B *                                                          $10.13
   ------------------------------------------------------------------------
   Class L **                                                         $10.15
   ------------------------------------------------------------------------
   Class O **                                                         $10.14
   ------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value
     per share)                                                       $10.72
   ------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                       $10.25
   ------------------------------------------------------------------------
   Class O (net asset value plus 1.01% of net asset value
     per share)                                                       $10.24
------------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


      26 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED JULY 31, 2002



INVESTMENT INCOME:
   Interest                                                     $  25,453,740
   Dividends                                                        5,018,977
   Less: Foreign withholding tax                                      (10,113)
----------------------------------------------------------------------------
   Total Investment Income                                         30,462,604
----------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                 3,330,781
   Distribution fees (Note 2)                                       2,456,665
   Administration fee (Note 2)                                      1,480,347
   Shareholder and system servicing fees                            1,197,009
   Shareholder communications                                         119,554
   Audit and legal                                                     98,882
   Registration fees                                                   53,762
   Custody                                                             35,037
   Pricing service fees                                                32,281
   Trustees' fees                                                      13,779
   Other                                                               12,914
----------------------------------------------------------------------------
   Total Expenses                                                   8,831,011
----------------------------------------------------------------------------
Net Investment Income                                              21,631,593
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Loss From:
     Security transactions (excluding short-term securities)      (73,619,716)
     Foreign currency transactions                                   (224,280)
----------------------------------------------------------------------------
   Net Realized Loss                                              (73,843,996)
----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                        (86,496,020)
     Foreign currency transactions                                     58,713
----------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                        (86,437,307)
----------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (160,281,303)
----------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(138,649,710)
----------------------------------------------------------------------------

                      See Notes to Financial Statements.

      27 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED JULY 31,



                                                                          2002                2001
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $  21,631,593       $  26,686,944
   Net realized loss                                                   (73,843,996)        (74,829,256)
   Increase in net unrealized depreciation                             (86,437,307)        (56,944,145)
-------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                             (138,649,710)       (105,086,457)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (23,581,795)        (30,367,835)
   Net realized gains                                                           --          (3,265,259)
-------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (23,581,795)        (33,633,094)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                     53,824,749         213,009,741
   Net asset value of shares issued in connection with the transfer
     of the CitiFund Balanced Fund's net assets (Note 9)                        --         169,016,191
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 200 Fund's net assets (Note 9)                          --          41,146,344
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 300 Fund's net assets (Note 9)                          --          74,130,533
   Net asset value of shares issued for reinvestment of dividends       20,089,390          23,659,829
   Cost of shares reacquired                                          (175,076,774)       (328,774,411)
-------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions     (101,162,635)        192,188,227
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     (263,394,140)         53,468,676

NET ASSETS:
   Beginning of year                                                   863,898,597         810,429,921
-------------------------------------------------------------------------------------------------------
   End of year*                                                      $ 600,504,457       $ 863,898,597
-------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $(433,508)          $2,144,306
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      28 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f ) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income decreased by $838,274, net realized loss decreased by $881,045 and the change in net unrealized depreciation of investments increased by $42,771. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $1,225,033 to reflect the cumulative effect of this change up to the date of the adoption.


      29 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2002, the Fund paid transfer agent fees of $798,968 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2002, SSB and its affiliates received brokerage commissions of $14,722.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $116,000 and $33,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately:

                                                             Class B  Class L
-----------------------------------------------------------------------------
CDSCs                                                        $123,000 $3,000
-----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were as follows:

                                                                   Class A   Class B  Class L  Class O
------------------------------------------------------------------------------------------------------
Distribution Plan Fees                                            $1,571,196 $659,941 $198,687 $26,841
------------------------------------------------------------------------------------------------------

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.


      30 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                         $286,807,103
------------------------------------------------------------------------------
Sales                                                              398,569,483
------------------------------------------------------------------------------

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------
Gross unrealized appreciation                                $ 41,252,792
Gross unrealized depreciation                                 (64,641,114)
--------------------------------------------------------------------------
Net unrealized depreciation                                  $(23,388,322)
--------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2002, the Fund did not have any securities on loan.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2002, the Fund did not hold any purchased call or put option contracts.


      31 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2002, the Fund did not enter into any written call or put option contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2002, the Fund did not hold any futures contracts.

8. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At July 31, 2002, the Fund did not have any open forward foreign currency contracts.


      32 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

9. Transfer of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the CitiFund Balanced Fund ("CitiFund Balanced"), Citi Select 200 Fund ("Citi Select 200") and Citi Select 300 Fund ("Citi Select 300") pursuant to a plan of reorganization approved by CitiFund Balanced, Citi Select 200 and Citi Select 300 shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of CitiFund Balanced, Citi Select 200, Citi Select 300 and the Fund on the date of transfer were as follows:

                                           Total Net Assets
                                                of the
                            Shares Issued CitiFund Balanced,  Total Net Assets
                               by the     Citi Select 200 and      of the
Acquired Funds                  Fund        Citi Select 300         Fund
------------------------------------------------------------------------------
CitiFund Balanced            11,775,201      $169,016,191       $769,422,403
Citi Select 200               2,866,915        41,146,344        769,422,403
Citi Select 300               5,167,287        74,130,533        769,422,403
------------------------------------------------------------------------------

The total net assets of CitiFund Balanced before acquisition included unrealized depreciation of $4,645,776, accumulated net realized loss of $887,796. The total net assets of the Citi Select 200 before acquisition included unrealized depreciation of $26,698,735. The total net assets of the Citi Select 300 before acquisition included unrealized depreciation of $8,341,894. Total net assets of the Fund immediately after the transfer were $1,053,715,471. The transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10.Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $96,462,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                               2008      2009        2010
---------------------------------------------------------------------------------------------
Capital Loss Carryforward                                    $888,000 $24,644,000 $70,930,000
---------------------------------------------------------------------------------------------


      33 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

11. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                                Year Ended                 Year Ended
                                                              July 31, 2002               July 31, 2001
                                                        -------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              3,586,272  $  42,526,356   13,135,522  $ 186,089,273
Net asset value of shares issued in connection with
 the transfer of the CitiFund Balanced Fund's net
 assets (Note 9)                                                --             --   11,667,392    167,493,611
Net asset value of shares issued in connection with
 the transfer of the Citi Select 200 Fund's net assets
 (Note 9)                                                       --             --    2,842,869     40,800,669
Net asset value of shares issued in connection with
 the transfer of the Citi Select 300 Fund's net assets
 (Note 9)                                                       --             --    5,125,765     73,534,188
Shares issued on reinvestment                            1,541,024     17,612,619    1,430,400     19,002,814
Shares reacquired                                       (9,823,102)  (112,673,685)  (7,940,715)  (109,854,538)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 (4,695,806) $ (52,534,710)  26,261,233  $ 377,066,017
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                519,722  $   6,004,614    1,073,389  $  15,137,386
Net asset value of shares issued in connection with
 the transfer of the CitiFund Balanced Fund's net
 assets (Note 9)                                                --             --      107,809      1,522,580
Net asset value of shares issued in connection with
 the transfer of the Citi Select 200 Fund's net assets
 (Note 9)                                                       --             --       24,046        345,675
Net asset value of shares issued in connection with
 the transfer of the Citi Select 300 Fund's net assets
 (Note 9)                                                       --             --       41,522        596,345
Shares issued on reinvestment                              170,269      1,940,563      307,406      4,113,826
Shares reacquired                                       (4,852,988)   (56,715,965) (15,262,049)  (215,092,868)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                            (4,162,997) $ (48,770,788) (13,707,877) $(193,377,056)
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                454,914  $   5,227,339      837,370  $  11,710,549
Shares issued on reinvestment                               39,201        447,466       32,851        434,093
Shares reacquired                                         (427,172)    (4,889,025)    (231,421)    (3,140,694)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                66,943  $     785,780      638,800  $   9,003,948
-------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                  5,518  $      66,440        5,003  $      72,533
Shares issued on reinvestment                                7,785         88,742        8,207        109,096
Shares reacquired                                          (70,749)      (798,099)     (49,437)      (686,311)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (57,446) $    (642,917)     (36,227) $    (504,682)
-------------------------------------------------------------------------------------------------------------


      34 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $12.74       $14.83    $13.86    $16.52   $15.53
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.35         0.43      0.45      0.45     0.70
 Net realized and unrealized gain (loss)/(2)/  (2.53)       (1.99)     1.00      0.92     1.80
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.18)       (1.56)     1.45      1.37     2.50
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.38)       (0.48)    (0.40)    (0.37)   (0.68)
 Net realized gains                               --        (0.05)    (0.08)    (3.66)   (0.83)
-----------------------------------------------------------------------------------------------
Total Distributions                            (0.38)       (0.53)    (0.48)    (4.03)   (1.51)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.18       $12.74    $14.83    $13.86   $16.52
-----------------------------------------------------------------------------------------------
Total Return                                  (17.40)%     (10.73)%   10.62%    12.27%   16.70%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $519         $709      $436      $310     $279
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.11%        1.02%     1.04%     1.08%    1.05%
 Net investment income/(2)/                      3.01        3.04      3.10      3.26     4.29
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           40%          63%       43%       60%     110%
-----------------------------------------------------------------------------------------------

Class B Shares                                2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $12.68      $ 14.78    $13.82    $16.49   $15.52
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.28         0.34      0.37      0.38     0.62
 Net realized and unrealized gain (loss)/(2)/  (2.51)       (1.98)     1.01      0.93     1.80
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.23)       (1.64)     1.38      1.31     2.42
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.32)       (0.41)    (0.34)    (0.32)   (0.62)
 Net realized gains                               --        (0.05)    (0.08)    (3.66)   (0.83)
-----------------------------------------------------------------------------------------------
Total Distributions                            (0.32)       (0.46)    (0.42)    (3.98)   (1.45)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.13      $ 12.68    $14.78    $13.82   $16.49
-----------------------------------------------------------------------------------------------
Total Return                                  (17.82)%     (11.28)%   10.09%    11.78%   16.17%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $61         $129      $353      $568     $740
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.67%        1.47%     1.55%     1.56%    1.52%
 Net investment income/(2)/                     2.47         2.51      2.60      2.81     3.87
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           40%          63%       43%       60%     110%
-----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class A and B shares, respectively, would have been $0.36 and $0.29 for net investment income, $2.54 and $2.52 for net realized and unrealized loss, and 3.12% and 2.58% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



      35 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/   1998/(2)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $12.70       $14.79    $13.83    $16.52     $17.14
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.27         0.32      0.34      0.35       0.02
 Net realized and unrealized gain (loss)/(3)/   (2.53)       (1.98)     1.01      0.91      (0.41)
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (2.26)       (1.66)     1.35      1.26      (0.39)
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.29)       (0.38)    (0.31)    (0.29)        --
 Net realized gains                                --        (0.05)    (0.08)    (3.66)     (0.23)
-----------------------------------------------------------------------------------------------------
Total Distributions                             (0.29)       (0.43)    (0.39)    (3.95)     (0.23)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.15       $12.70    $14.79    $13.83     $16.52
-----------------------------------------------------------------------------------------------------
Total Return                                   (18.02)%     (11.44)%    9.87%    11.43%     (2.28)%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $17,428      $20,939   $14,943    $7,508       $486
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.81%        1.73%     1.80%     1.85%      1.74%+
 Net investment income/(3)/                      2.31         2.34      2.34      2.54       2.51+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            40%          63%       43%       60%       110%
-----------------------------------------------------------------------------------------------------

Class O Shares                                2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(4)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $12.69       $14.79    $13.83    $16.50     $15.53
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.30         0.37      0.37      0.39       0.64
 Net realized and unrealized gain (loss)/(3)/   (2.52)       (2.00)     1.01      0.92       1.79
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (2.22)       (1.63)     1.38      1.31       2.43
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.33)       (0.42)    (0.34)    (0.32)     (0.63)
 Net realized gains                                --        (0.05)    (0.08)    (3.66)     (0.83)
-----------------------------------------------------------------------------------------------------
Total Distributions                             (0.33)       (0.47)    (0.42)    (3.98)     (1.46)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.14       $12.69    $14.79    $13.83     $16.50
-----------------------------------------------------------------------------------------------------
Total Return                                   (17.73)%     (11.19)%   10.13%    11.79%     16.19%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $2,986       $4,465    $5,738    $6,606     $8,838
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.50%        1.39%     1.53%     1.50%      1.48%
 Net investment income/(3)/                      2.62         2.64      2.62      2.83       3.89
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            40%          63%       43%       60%       110%
-----------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period June 15, 1998 (inception) to July 31, 1998.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class L and O shares, respectively, would have been $0.28 and $0.32 for net investment income, $2.54 and $2.54 for net realized and unrealized loss, and 2.42% and 2.73% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)On June 12, 1998, Class C shares were renamed Class O shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

      36 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Balanced Fund of Smith Barney Income Funds ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, and in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
September 12, 2002


      37 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Balanced Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                       Number of
                                                                                                       Investment
                                                                                                      Companies in
                                               Term of Office*                                        Fund Complex      Other
                             Position(s) Held  and Length of         Principal Occupation(s)          Overseen by    Trusteeships
Name, Address and Age           with Fund       Time Served          During Past Five Years             Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Lee Abraham                       Trustee         Since      Retired; Former Chairman and CEO of             9      Signet Group PLC
13732 LeHavre Drive                               1993       Associated Merchandising Corp., a major
Frenchman's Creek                                            retail merchandising organization. Former
Palm Beach Gardens, FL 33410                                 Trustee of Galey & Lord, Liz Clairborne,
Age 74                                                       R.G. Barry Corporation and eNote.Com
                                                             Inc.

Allan J. Bloostein                Trustee         Since      President of Allan Bloostein Associates, a      16         Taubman
27 West 67th Street, Apt. 5FW                     1985       consulting firm. Former Director                         Centers Inc.
New York, NY 10023                                           of CVS Corporation
Age 72

Jane F. Dasher                    Trustee         Since      Controller of PBK Holdings Inc., a family       9           None
Korsant Partners                                  1999       investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                   Trustee         Since      Retired                                         9           None
3668 Freshwater Drive                             1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.            Trustee         Since      Retired; Former Head of the New Atlanta         9           None
2751 Vermont Route 140                            1985       Jewish Community High School
Poultney, VT 05764
Age 60

Dr. Paul Hardin                   Trustee         Since      Professor of Law & Chancellor Emeritus at       15          None
12083 Morehead                                    1999       the University of North Carolina
Chapel Hill, NC 27514-8426
Age 70

Roderick C. Rasmussen             Trustee         Since      Investment Counselor                            9           None
9 Cadence Court                                   1999
Morristown, NJ 07960
Age 75

John P. Toolan                    Trustee         Since      Retired                                         9       Trustee John
7202 Southeast Golf Ridge Way                     1999                                                               Hancock Funds
Hobe Sound, Fl 33455
Age 71


      38 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

                                                                                                     Number of
                                                                                                     Investment
                                                                                                    Companies in
                                                Term of Office*                                     Fund Complex      Other
Name, Address and           Position(s) Held     and Length of       Principal Occupation(s)        Overseen by   Trusteeships
Age                            with Fund          Time Served         During Past Five Years          Trustee    Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

Heath B. McLendon        Trustee/Chairman            Since      Managing Director of Salomon Smith      74            None
SSB                                                  1985       Barney Inc. ("SSB"); President and
125 Broad Street                                                Director of Smith Barney Fund
9th Floor                                                       Management LLC ("SBFM") and
New York, NY 10004                                              Travelers Investment Adviser, Inc.
Age 69                                                          ("TIA"); Director of The Travelers
                                                                Investment Management Company

R. Jay Gerken            Trustee                     Since      Managing Director of SSB                41            None
SSB                                                  2002
125 Broad Street
9th Floor
New York, NY 10004
Age 51
--------
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Officers:

Lewis E. Daidone         Senior Vice President       Since      Managing Director of SSB; Chief         N/A           N/A
SSB                      and Chief                   1995       Financial Officer of Smith Barney
125 Broad Street         Administrative Officer                 Mutual Funds; Director and Senior
11th Floor                                                      Vice President of SBFM and TIA
New York, NY 10004
Age 44

Richard L. Peteka        Chief Financial             Since      Director and Head of Internal           N/A           N/A
SSB                      Officer and Treasurer       2002       Control for Citigroup Asset
125 Broad Street                                                Management U.S. Mutual Fund
11th Floor                                                      Administration from 1999-2002;
New York, NY 10004                                              Vice President, Head of Mutual
Age 40                                                          Fund Administration and Treasurer
                                                                at Oppenheimer Capital from
                                                                1996-1999

Gerald J. Culmone        Vice President and          Since      Vice President of Salomon Brothers      N/A           N/A
SBAM                     Investment Officer          2002       Asset Management Inc ("SBAM")
388 Greenwich Street
8th Floor
New York, NY 10013
Age 38

Charles P. Graves        Vice President and          Since      Managing Director of SSB                N/A           N/A
III, CFA                 Investment Officer          1999
SSB
100 First Stamford Place
7th Floor
Stamford, CT 06902
Age 39

Peter J. Wilby, CFA      Vice President and          Since      Managing Director and Chief             N/A           N/A
SBAM                     Investment Officer          2002       Investment Officer of SBAM
388 Greenwich Street
8th Floor
New York, NY 10013
Age 43

Kaprel Ozsolak           Controller                  Since      Vice President of SSB                   N/A           N/A
SSB                                                  2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary                   Since      Managing Director of SSB; General       N/A           N/A
SSB                                                  1995       Counsel and Secretary of SBFM
300 First Stamford Place                                        and TIA
4th Floor
Stamford, CT 06902
Age 51

      39 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

    . A corporate dividends received deduction of 21.20%.

A total of 8.59% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


      40 Smith Barney Balanced Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                                 BALANCED FUND



           TRUSTEES                     INVESTMENT ADVISER
           Lee Abraham                  Smith Barney Fund
           Allan J. Bloostein             Management LLC
           Jane F. Dasher
           Donald R. Foley              DISTRIBUTOR
           R. Jay Gerken                Salomon Smith Barney Inc.
           Richard E. Hanson, Jr.
           Dr. Paul Hardin              CUSTODIAN
           Heath B. McLendon, Chairman  State Street Bank and
           Roderick C. Rasmussen          Trust Company
           John P. Toolan
                                        TRANSFER AGENT
           OFFICERS                     Citicorp Trust Bank, fsb.
           Heath B. McLendon            125 Broad Street, 11th Floor
           President and                New York, New York 10004
           Chief Executive Officer
                                        SUB-TRANSFER AGENT
           R. Jay Gerken                PFPC Global Fund Services
           Executive Vice President     P.O. Box 9699
                                        Providence, Rhode Island
           Lewis E. Daidone             02940-9699
           Senior Vice President and
           Chief Administrative Officer

           Richard L. Peteka
           Chief Financial Officer
           and Treasurer

           Gerald J. Culmone
           Vice President and
           Investment Officer

           Charles P. Graves III, CFA
           Vice President and
           Investment Officer

           Peter J. Wilby, CFA
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Balanced Fund




 This report is submitted for the general information of the shareholders of Smith Barney Income Funds --Smith Barney Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY BALANCED FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 [LOGO] SalomonSmithBarney
        A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0426 9/02                                                      02-3759

     ----------------------------------------------------------------------
                                  SMITH BARNEY
                                CONVERTIBLE FUND
     ----------------------------------------------------------------------

                CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2002

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

     -----------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
     -----------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report . July 31, 2002

SMITH BARNEY
CONVERTIBLE FUND

[PHOTO OMITTED]

PETER D. LUKE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
PETER D. LUKE
--------------------------------------------------------------------------------

Peter D. Luke, portfolio manager, has more than 30 years of securities business experience.

Education: BSc in Economics from the University of London.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 9, 1986

MANAGER TENURE
-------------------------------------------------------------------------------
1 Year

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------------------------------------
30 Years

                     CLASS A       CLASS B        CLASS L       CLASS O
-------------------------------------------------------------------------------
NASDAQ               SCRAX         SCVSX          CNVSL         SCVOX
-------------------------------------------------------------------------------
INCEPTION            11/6/92       9/9/86         6/15/98       11/7/94
-------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2002*

                                       Without Sales Charges(1)

                         Class A       Class B      Class L       Class O
-------------------------------------------------------------------------------
One-Year                 (14.85)%      (15.32)%      (15.34)%     (15.33)%
-------------------------------------------------------------------------------
Five-Year                 (1.07)        (1.59)         N/A         (1.60)
-------------------------------------------------------------------------------
Ten-Year                   N/A           4.65          N/A           N/A
-------------------------------------------------------------------------------
Since Inception+           5.21          5.86         (2.72)        4.42
-------------------------------------------------------------------------------

                                        With Sales Charges(2)

                         Class A       Class B      Class L       Class O
-------------------------------------------------------------------------------
One-Year                 (19.12)%     (19.37)%      (17.01)%     (16.99)%
-------------------------------------------------------------------------------
Five-Year                 (2.08)       (1.73)         N/A         (1.80)
-------------------------------------------------------------------------------
Ten-Year                    N/A         4.65          N/A           N/A
-------------------------------------------------------------------------------
Since Inception+           4.65         5.86         (2.95)        4.29
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charge of 5.00%, 1.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

-------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ................................................   1
Fund at a Glance ..........................................................   5
Historical Performance ....................................................   6
Growth of $10,000 .........................................................   9
Schedule of Investments ..................................................   10
Statement of Assets and Liabilities ......................................   15
Statement of Operations ..................................................   16
Statements of Changes in Net Assets ......................................   17
Notes to Financial Statements ............................................   18
Financial Highlights ......................................................  22
Independent Auditors' Report ..............................................  25
Additional Information ....................................................  26
Tax Information ...........................................................  28

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)
-------------------------------------------------------------------------------
 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
-------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Convertible Fund ("Fund") for the year ended July 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and have outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Special Notice to Shareholders

As of July 19, 2002, Peter Luke became the sole portfolio manager of the Fund. Mr. Luke has more than 30 years of securities business experience and has been managing the Fund since July 25, 2001.

Asset Class Overview

Companies issue convertible securities either as bonds or preferred shares that are convertible at the option of the holder into the common stock or other equity interest of the issuer (or of another entity in which the issuer owns an interest) at a predetermined price or rate. Convertibles enjoy priority over the underlying common stocks (i.e., those stocks into which they are convertible) both in terms of the distribution of income by way of either interest or dividends and in the event of liquidation. Convertibles are therefore more conservative investments than common stocks and can offer investors much of the upside potential returns of common stocks yet, by comparison, exhibit less volatility. For example, although past performance does not guarantee future results, studies suggest that over the long term convertibles capture as much as 70% of the upward movement of common stocks yet participate in approximately 54% of the downside movement of equity markets.(1) Furthermore, the long-term total returns of convertibles are only marginally below those of common stocks(1) yet historically convertibles have afforded significantly less risk than stocks.

The performance of convertibles for the Fund's fiscal year ended July 31, 2002 particularly illustrates the downside protection convertibles are capable of providing.(2) For the reporting period, the convertible securities market, as measured by the Merrill Lynch All Convertibles, All Qualities (U.S.) Index ("Merrill Lynch Index"),(3) a broad convertible market index, declined by 14.96% in comparison to the 42.70% decline of common stocks underlying that index for that period. In other words, in this time period, convertibles' downside participation amounted to only about 35% of the movement in the underlying common stocks.

The convertible securities market has also become a significant part of the financing mechanism of the U.S. economy. A large, liquid market, the convertible market provided new financing of some $85.5 billion over the year, despite the slowdown in new issuance over recent months primarily due to the pullback in financial markets. As of the end of the period, the convertible market had a total capitalization of approximately $206 billion. We believe that the convertible market has become an integral part of the U.S. financial mosaic and will continue to grow in the years ahead.

----------
(1) Source: Goldman Sachs February 21, 2002 report entitled "Convertibles as an Asset Class - 2001 Update."
(2) Please keep in mind convertible securities are subject to stock market, credit and interest rate risks. The Fund invests in high-yield securities. High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues. Although these issues are lower-rated and inherently more risky than higher-rated fixed-income securities, they typically provide shareholders with more income. In addition, the Fund is subject to certain risks of overseas investing that include currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
(3) Source: Bloomberg (symbol: VXA0). The Merrill Lynch Index is a rule-driven index, which includes all (convertible) bonds and (convertible) preferreds of U.S. registered companies which have $50 million or more in aggregate market value and are convertible into U.S.-dollar denominated common stocks, ADRs or cash equivalents. Please note that an investor cannot invest directly in an index.


1    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

Fund Performance Overview

For the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned negative 14.85%, essentially in range with the performance of the Merrill Lynch Index,(3) which returned negative 14.96%. However, the Fund held up significantly better than the S&P 500 Index,(4) which returned negative 23.62%. The Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")(5) returned 7.31% for the reporting period and the Fund's Lipper Inc. ("Lipper")(6) peer group of convertible securities funds returned negative 12.79% for the period. As of July 31, 2002, the Fund's 30-day SEC yield was approximately 6.23%, while its annualized distribution yield was 5.65%.(7) By comparison, the average annualized distribution yield of the Fund's Lipper peer group of convertible securities funds was 3.30%.(8)

Investment Strategy

The Fund seeks current income and capital appreciation. In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings, for investment purposes in convertible securities.

Portfolio Manager's Investment Approach

In evaluating a convertible security, we analyze the equity characteristics of the underlying common stock as well as the fixed-income characteristics of the convertible security itself. Our goal is to maximize return potential while also to reduce risk by providing current income. It is our aim to keep the Fund positioned like a classic convertible fund that will participate in the upside potential of the equity market while retaining some degree of downside protection and a high level of current income. In normal circumstances we will seek to outperform the convertible market based on our security-selection process. Only in unusual circumstances will we position the Fund with characteristics that differ significantly from the broad convertible securities market. For example, during the time of the Internet craze, when the market became very equity sensitive to many overvalued common stocks, we adopted a more defensive posture relative to the overall convertible securities market.

For the past reporting period we have maintained the positioning of the Fund in close alignment with the overall convertible market. With the sharp decline in equity prices that occurred toward the end of the reporting period, however, the convertible market has become quite "busted" (i.e., it has taken on more of the characteristics of the fixed-income market than of the equity market). In reaction to this, we have begun to increase the relative equity sensitivity of the Fund to the convertible market so as to participate more fully in any improvement in equity markets that may be forthcoming. We anticipate that the financial markets are poised for a recovery as the corporate integrity concerns (e.g., regarding past financial reporting improprieties) subside and the economy shows further signs of recovery (see "Portfolio Manager's Market Outlook" on page 3).

----------
(4) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5) The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. This market-weighted index contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. Please note that an investor cannot invest directly in an index.
(6) Lipper is a major independent mutual fund tracking organization. Average returns are based on the twelve-month period as of July 31, 2002, calculated among 73 funds in the convertible securities funds category including the reinvestment of dividends and capital gains excluding sales charges.
(7) This annualized distribution rate is the Fund's current monthly income dividend rate for Class A shares, annualized, and then divided by the July 31, 2002 NAV for Class A shares. The annualized distribution rate assumes a current monthly income dividend of $0.060 per Class A share for 12 months. This rate is as of July 31, 2002 and is subject to change. Total returns are based on changes in NAV. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the currently monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(8)  Source: Lipper.


2    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

Portfolio Manager's Market and Fund Overview

It was a tumultuous year for U.S. financial markets. Struggling to recover from the economic recession of 2001, equity markets were driven to lows for the reporting period by the terrorist attacks on September 11th of last year. With fiscal and monetary policies turning to stimulus [e.g., the short-term federal funds rate ("fed funds rate")(9) declining to 1.75%], recovery appeared to be underway when an extraordinary series of corporate scandals came to light. These improprieties so severely damaged investor confidence that equity prices, by the end of the reporting period, retreated to levels near the September 2001 lows, and credit spreads(10) of lower-rated issues in the corporate bond market (in terms of credit quality) hit new highs. The combination of declining equity prices and widening credit spreads is not a desirable scenario for convertible instruments, as stock prices and credit spreads are the most important determinants of convertible valuations. Therefore, in our view, the approximate 15% decline in the convertible market in the past 12-month period is certainly understandable, though unpleasant.

In terms of the portfolio, the Fund posted mixed relative performance for the year ended July 31, 2002. The results were attributable to factors such as weaker-than-expected credit markets, although weaker returns were offset somewhat by strong security selection in certain areas, including broadcasting and biotechnology. On a sector basis, positive contributions that helped offset some of the weaker performance in the Fund came from energy and basic materials, while utilities, technology and communications services produced the largest negative returns.

The Fund's exposure to healthcare, and biotechnology in particular, continued to increase throughout the reporting period, with additions of companies with strong balance sheets. Many of these biotech issues trade at or near their net cash-per-share values, or cash minus total debt-per-share which, in our view, suggests that the market is assigning little or no value to the actual businesses. At these recent levels, we believe many significant long-term values exist in the sector.

The summer sell-off in equities and credits have also presented similar opportunities in the technology sector, among other industries, where we have selectively added issues to the Fund. We believe mispriced credits represent the most compelling risk/reward proposition currently available in the convertible market.

Portfolio Manager's Market Outlook

With fiscal and monetary stimulus still firmly in place, we expect the economic recovery that started at the end of 2001 to continue, and the decline in equity prices has gone a long way toward correcting the high valuations that we were concerned about during the reporting period for the Fund's semi-annual report sent to shareholders earlier this year. Our expectation is that once the current uncertainties over corporate and accounting scandals fade away, as we believe they will, financial markets will recover. Second-quarter profits have now been reported. In general, many of the results were positive events and we anticipate profits to be strong over the upcoming year. We project that a recovery of equity prices and a shrinking of corporate credit spreads will have a favorable impact on convertible prices.

----------
(9) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(10) Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security. In this case, the benchmark security to which we refer is a U.S. Treasury.

3    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

In terms of our portfolio-management strategy, please remember that the changes in our economic sector weightings in any period are not driven by "top-down"(11) analysis. We will continue to employ our approach of "bottom-up"(12) security analysis and selection in the management of the portfolio, taking into account the characteristics of the underlying common stocks with those of the convertible instruments to help quantify and control risk and help ensure a balanced approach to the convertible market.

We thank you for your investment in the Smith Barney Convertible Fund and look forward to seeking convertible securities opportunities in the periods ahead to help you address your investment-management objectives.

Sincerely,


/s/ Heath B. McLendon                  /s/ Peter D. Luke

Heath B. McLendon                      Peter D. Luke
Chairman                               Investment Officer

August 23, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

----------

(11) Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that the manager believes will most likely benefit from those trends.
(12) Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

4    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
            Smith Barney Convertible Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. News America Inc. ..................................................... 3.3%

 2. Costco Wholesale Corp. ................................................ 3.1

 3. IVAX Corp. ............................................................ 2.6

 4. Teva Pharmaceutical Finance NV ........................................ 2.6

 5. Medarex, Inc. ......................................................... 2.4

 6. Cephalon, Inc. ........................................................ 2.4

 7. Clear Channel Communications, Inc. .................................... 2.4

 8. Burr-Brown Corp. ...................................................... 2.4

 9. Universal Health Services, Inc. ....................................... 2.3

10. Washington Mutual, Inc. ............................................... 2.3

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                   4.0%  Basic Industries
                   2.8%  Capital Goods
                   9.2%  Communications
                   9.2%  Consumer Cyclicals
                   7.1%  Consumer Non-Cyclicals
                   3.6%  Energy
                  16.0%  Financial Services
                  23.0%  Healthcare
                  21.5%  Technology
                   3.6%  Utilities

--------------------------------------------------------------------------------
                             Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                   1.8%  Repurchase Agreement
                  19.2%  Convertible Preferred Stock
                   9.6%  Common Stock
                  69.4%  Convertible Bonds

* All information is as of July 31, 2002. Please note that Fund holdings are subject to change.
+    As a percentage of total investments, excluding repurchase agreement.
++   As a percentage of total investments.


5    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================
Historical Performance -- Class A Shares
================================================================

                    Net Asset Value
                  --------------------
                  Beginning      End      Income     Capital Gain     Total
Year Ended         of Year     of Year   Dividends   Distributions  Returns(1)+
===============================================================================
7/31/02             $15.73     $12.75      $0.72        $0.00          (14.85)%
-------------------------------------------------------------------------------
7/31/01              15.50      15.73       0.71         0.00            6.16
-------------------------------------------------------------------------------
7/31/00              15.25      15.50       0.65         0.00            6.13
-------------------------------------------------------------------------------
7/31/99              16.90      15.25       0.66         0.44           (3.11)
-------------------------------------------------------------------------------
7/31/98              18.61      16.90       0.79         1.26            1.97
-------------------------------------------------------------------------------
7/31/97              15.66      18.61       0.75         0.36           26.94
-------------------------------------------------------------------------------
7/31/96              15.27      15.66       0.73         0.00            7.41
-------------------------------------------------------------------------------
7/31/95              14.56      15.27       0.73         0.00           10.35
-------------------------------------------------------------------------------
7/31/94              14.99      14.56       0.73         0.00            1.99
-------------------------------------------------------------------------------
Inception*--7/31/93  13.82      14.99       0.51         0.03           12.63++
===============================================================================
Total                                      $6.98        $2.09
===============================================================================

================================================================
Historical Performance -- Class B Shares
================================================================

                    Net Asset Value
                  --------------------
                  Beginning      End      Income     Capital Gain     Total
Year Ended         of Year     of Year   Dividends   Distributions  Returns(1)+
===============================================================================
7/31/02           $15.66       $12.69      $0.64        $0.00          (15.32)%
-------------------------------------------------------------------------------
7/31/01            15.45        15.66       0.63         0.00            5.53
-------------------------------------------------------------------------------
7/31/00            15.22        15.45       0.59         0.00            5.59
-------------------------------------------------------------------------------
7/31/99            16.89        15.22       0.60         0.44           (3.61)
-------------------------------------------------------------------------------
7/31/98            18.60        16.89       0.71         1.26            1.51
-------------------------------------------------------------------------------
7/31/97            15.66        18.60       0.67         0.36           26.29
-------------------------------------------------------------------------------
7/31/96            15.27        15.66       0.66         0.00            6.91
-------------------------------------------------------------------------------
7/31/95            14.56        15.27       0.66         0.00            9.80
-------------------------------------------------------------------------------
7/31/94            14.99        14.56       0.66         0.00            1.50
-------------------------------------------------------------------------------
7/31/93            13.84        14.99       0.62         0.04           13.40
===============================================================================
Total                                      $6.44        $2.10
===============================================================================

6    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Historical Performance -- Class L Shares
===============================================================

                        Net Asset Value
                     ----------------------
                     Beginning        End         Income       Capital Gain          Total
Year Ended            of Year       of Year      Dividends     Distributions      Returns(1)+
==============================================================================================
7/31/02               $15.61         $12.71        $0.57          $0.00              (15.34)%
----------------------------------------------------------------------------------------------
7/31/01                15.36          15.61         0.57           0.00                5.38
----------------------------------------------------------------------------------------------
7/31/00                15.18          15.36         0.56           0.00                5.07
----------------------------------------------------------------------------------------------
7/31/99                16.90          15.18         0.57           0.44               (4.08)
----------------------------------------------------------------------------------------------
Inception* -- 7/31/98  17.14          16.90         0.12           0.00               (0.74)++
==============================================================================================
Total                                              $2.39          $0.44
==============================================================================================

===============================================================
Historical Performance -- Class O Shares
===============================================================

                        Net Asset Value
                     ----------------------
                     Beginning        End         Income       Capital Gain          Total
Year Ended            of Year       of Year      Dividends     Distributions      Returns(1)+
==============================================================================================
7/31/02               $15.62         $12.66        $0.63          $0.00              (15.33)%
----------------------------------------------------------------------------------------------
7/31/01                15.41          15.62         0.63           0.00                5.51
---------------------------------------------------------------------------------------------
7/31/00                15.19          15.41         0.59           0.00                5.57
----------------------------------------------------------------------------------------------
7/31/99                16.87          15.19         0.60           0.44               (3.66)
----------------------------------------------------------------------------------------------
7/31/98                18.58          16.87         0.71           1.26                1.53
----------------------------------------------------------------------------------------------
7/31/97                15.64          18.58         0.68           0.36               26.37
----------------------------------------------------------------------------------------------
7/31/96                15.27          15.64         0.67           0.00                6.82
----------------------------------------------------------------------------------------------
Inception* -- 7/31/95  14.09          15.27         0.49           0.00               12.17++
==============================================================================================
Total                                              $5.00          $2.06
==============================================================================================

===============================================================
Historical Performance -- Class Y Shares
===============================================================

                        Net Asset Value
                     ----------------------
                     Beginning        End         Income       Capital Gain          Total
Year Ended            of Year       of Year      Dividends     Distributions      Returns(1)+
==============================================================================================
7/31/02               $15.85         $12.84        $0.79          $0.00              (14.51)%
----------------------------------------------------------------------------------------------
7/31/01                15.61          15.85         0.78           0.00                6.65
----------------------------------------------------------------------------------------------
7/31/00                15.34          15.61         0.70           0.00                6.62
----------------------------------------------------------------------------------------------
7/31/99                16.98          15.34         0.71           0.44               (2.68)
----------------------------------------------------------------------------------------------
7/31/98                18.66          16.98         0.84           1.26                2.42
----------------------------------------------------------------------------------------------
7/31/97                15.68          18.66         0.80           0.36               27.44
----------------------------------------------------------------------------------------------
Inception* -- 7/31/96  16.15          15.68         0.39           0.00               (0.56)++
==============================================================================================
Total                                              $5.01          $2.06
==============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

7   Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Average Annual Total Returns+
================================================================================

                                                       Without Sales Charges(1)
                                  ----------------------------------------------------------------
                                  Class A        Class B        Class L    Class O        Class Y
==================================================================================================
Year Ended 7/31/02                (14.85)%       (15.32)%      (15.34)%      (15.33)%     (14.51)%
--------------------------------------------------------------------------------------------------
Five Years Ended 7/31/02           (1.07)         (1.59)          N/A         (1.60)       (0.63)
--------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/02              N/A           4.65           N/A           N/A          N/A
--------------------------------------------------------------------------------------------------
Inception* through 7/31/02          5.21           5.86         (2.72)         4.42         3.22
==================================================================================================


                                                       With Sales Charges(2)
                                  ----------------------------------------------------------------
                                  Class A        Class B        Class L    Class O        Class Y
==================================================================================================
Year Ended 7/31/02                (19.12)%       (19.37)%      (17.01)%      (16.99)%     (14.51)%
--------------------------------------------------------------------------------------------------
Five Years Ended 7/31/02           (2.08)         (1.73)          N/A         (1.80)       (0.63)
--------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/02              N/A           4.65           N/A           N/A          N/A
--------------------------------------------------------------------------------------------------
Inception* through 7/31/02          4.65           5.86         (2.95)         4.29         3.22
==================================================================================================

================================================================================
Cumulative Total Returns+
================================================================================

                                                 Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/02)                      63.80%
--------------------------------------------------------------------------------
Class B (7/31/92 through 7/31/02)                         57.52
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/02)                     (10.75)
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/02)                      39.68
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/02)                      22.79
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum sales charge of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

8    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. S&P 500 Index, Salomon Smith Barney Broad Investment-Grade Bond Index and Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------

                             July 1992 -- July 2002

[The following table was depicted as a line chart in the printed material.]




            Smith Barney      Lipper Convertible             Salomon Smith Barney
          Convertible Fund      Securities Fund    S&P 500     Broad Investment-
           Class B Shares     Peer Group Average    Index       Grade Bond Index
          ----------------    ------------------   -------   --------------------
Jul 1992       10000                10000            10000           10000
Jul 1993       11340                11810            10874           11043
Jul 1994       11510                12214            11435           11056
Jul 1995       12638                13827            14420           12187
Jul 1996       13511                15012            16807           12853
Jul 1997       17064                17899            23588           14240
Jul 1998       17321                19113            28141           15364
Jul 1999       16696                21019            33824           15749
Jul 2000       17629                25777            37212           16675
Jul 2001       18603                22894            31879           18809
Jul 2002       15752                19939            24351           20184

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 73 mutual funds, as of July 31, 2002, investing in convertible securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

9   Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Schedule of Investments                           July 31, 2002
===============================================================


SHARES          SECURITY                                               VALUE
==============================================================================
COMMON STOCK -- 9.6%
Basic Industries -- 0.8%
       90,000  AK Steel Holding Corp. (a)                           $ 844,200
------------------------------------------------------------------------------
Communications -- 2.9%
      167,300  AT&T Corp. (b)                                        1,703,114
      208,979  UnitedGlobalCom, Inc., Class A Shares (a)               417,958
       30,000  Verizon Communications Inc. (b)                         990,000
------------------------------------------------------------------------------
                                                                     3,111,072
------------------------------------------------------------------------------

Consumer Cyclicals -- 0.8%
       50,000  Staples, Inc. (a)(b)                                    834,500
------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 1.8%
       14,000  Clear Channel Communications, Inc. (a)                  364,700
       55,000  Safeway Inc. (a)                                      1,530,100
------------------------------------------------------------------------------
                                                                     1,894,800
------------------------------------------------------------------------------
Financial Services -- 0.5%
       15,500  Merrill Lynch & Co., Inc.                               552,575
------------------------------------------------------------------------------
Healthcare -- 1.8%
       75,000  Inhale Therapeutic Systems, Inc. (a)(b)                 562,500
       30,000  Pharmacia Corp.                                       1,342,200
------------------------------------------------------------------------------
                                                                     1,904,700
------------------------------------------------------------------------------
Technology -- 1.0%
       12,200  CIENA Corp. (a)(b)                                       49,166
      100,000  Comverse Technology, Inc. (a)                           796,000
      405,500  DDi Corp. (a)(b)                                        259,520
------------------------------------------------------------------------------
                                                                     1,104,686
------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $16,075,644)                                10,246,533
==============================================================================

CONVERTIBLE PREFERRED STOCK -- 19.2%
Basic Industries -- 3.2%
       27,500  Boise Cascade Corp., 7.500% due 12/16/04 (b)          1,309,000
       40,000  Temple-Inland Inc., 7.500% due 5/17/05                2,062,400
------------------------------------------------------------------------------
                                                                     3,371,400
------------------------------------------------------------------------------

Capital Goods -- 1.8%
       60,000  Titan Capital Trust, 5.750% due 2/15/05               1,950,000
------------------------------------------------------------------------------

Consumer Cyclicals -- 3.3%
       39,000  Ford Motor Co. Capital Trust II, 6.500% due 1/15/32   1,979,250
      125,000  Kmart Financing I, 7.750% due 6/15/16 (a)(b)(c)         488,750
       25,000  Toys "R" Us, Inc., 6.250% due 8/16/05 (b)             1,047,500
------------------------------------------------------------------------------
                                                                     3,515,500
------------------------------------------------------------------------------
Financial Services -- 6.7%
       25,000  Capital One Financial Corp., 6.250% due 5/17/05         736,250
       35,000  PartnerRe Ltd., 8.000% due 12/31/04                   1,779,750
       17,400  Prudential Financial, Inc., 6.750% due 11/15/04         974,400
       20,000  The St. Paul Cos., Inc., 9.000% due 8/16/05           1,200,000
       30,000  Washington Mutual, Inc., 8.000% due 8/16/04 (b)(d)    2,463,000
------------------------------------------------------------------------------
                                                                     7,153,400
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

10     Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Schedule of Investments (continued)               July 31, 2002
===============================================================

   SHARES                             SECURITY                                         VALUE
===============================================================================================
Technology -- 1.4%
    110,000             Solectron Corp., 7.250% due 11/15/04                        $ 1,496,000
-----------------------------------------------------------------------------------------------
Utilities -- 2.8%
     25,000             American Electric Power Co., Inc., 9.250%                     1,060,750
                        due 8/16/05 (b)
     30,000             Calpine Capital Trust, 5.750% due 11/1/04                       585,000
     35,000             El Paso Corp., 9.000% due 8/16/05                             1,393,000
-----------------------------------------------------------------------------------------------
                                                                                      3,038,750
-----------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCK
                        (Cost -- $24,267,162)                                        20,525,050
===============================================================================================
FACE
AMOUNT        RATING(e)              SECURITY                                          VALUE
===============================================================================================
CONVERTIBLE BONDS -- 69.4%
Capital Goods -- 1.0%
$ 1,250,000   BB-       Navistar Financial Corp., 4.750% due 4/1/09 (f)               1,031,250
-----------------------------------------------------------------------------------------------
Communications -- 6.1%
  4,500,000   B+        Charter Communications, Inc., 4.750% due 6/1/06               1,912,500
                        EchoStar Communications Corp.:
    550,000   B-          4.875% due 1/1/07                                             389,125
  1,950,000   B-          5.750% due 5/15/08 (f)                                      1,340,625
                        NTL Communications Corp. (c):
  4,750,000   D           6.750% due 5/15/08 (f)                                      1,092,500
  2,475,000   D           6.750% due 5/15/08                                            569,250
  2,975,000   D         NTL Delaware Inc., 5.750% due 12/15/09 (c)                      453,688
                        Verizon Global Funding Corp.:
  1,000,000   A+          Zero coupon due 5/15/21 (f)                                   531,250
    500,000   A+          Zero coupon due 5/15/21                                       265,625
-----------------------------------------------------------------------------------------------
                                                                                      6,554,563
-----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.9%
  4,000,000   A-        Costco Wholesale Corp., zero coupon due 8/19/17               3,245,000
  2,000,000   BB+       The Gap, Inc., 5.750% due 3/15/09 (f)                         2,060,000
-----------------------------------------------------------------------------------------------
                                                                                      5,305,000
-----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.2%
  2,250,000   BBB-      Clear Channel Communications, Inc., 2.625% due 4/1/03         2,157,188
                        News America Inc.:
  5,000,000   BBB-        Zero coupon due 2/28/21 (f)                                 2,287,500
  2,500,000   BBB-        Zero coupon due 2/28/21                                     1,143,750
-----------------------------------------------------------------------------------------------
                                                                                      5,588,438
-----------------------------------------------------------------------------------------------
Energy -- 3.5%
  2,000,000   A         Diamond Offshore Drilling, Inc., 1.500% due 4/15/31 (f)       1,755,000
    500,000   NR        Evergreen Resources, Inc., 4.750% due 12/15/21                  492,500
  2,750,000   NR        Friede Goldman Halter, Inc., 4.500% due 9/15/04 (a)(c)          316,250
  1,176,000   BBB-      SEACOR SMIT Inc., 5.375% due 11/15/06                         1,206,870
-----------------------------------------------------------------------------------------------
                                                                                      3,770,620
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

11    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Schedule of Investments (continued)        July 31, 2002
===============================================================

 FACE
AMOUNT       RATING(e)                    SECURITY                                  VALUE
============================================================================================
Financial Services -- 8.5%
$ 3,500,000  AAA    American International Group, Inc., zero coupon due            $ 2,165,625
                     11/9/31 (b)
  3,000,000  A      Countrywide Credit Industries, Inc., zero coupon due             2,370,000
                     2/8/31
  1,250,000  Aa3*   Merrill Lynch & Co., Inc., zero coupon due 3/13/32               1,176,625
  1,500,000  A+     The PMI Group, Inc., 2.500% due 7/15/21 (f)                      1,618,125
  3,000,000  A+     XL Capital Ltd., zero coupon due 5/23/21 (f)                     1,803,750
----------------------------------------------------------------------------------------------
                                                                                     9,134,125
----------------------------------------------------------------------------------------------
Healthcare -- 20.8%
                    Cephalon, Inc.:
  2,000,000  NR      2.500% due 12/15/06 (f)                                         1,687,500
  1,000,000  NR      2.500% due 12/15/06                                               843,750
  2,750,000  CCC    CuraGen Corp., 6.000% due 2/2/07                                 1,876,875
  2,250,000  B+     ICN Pharmaceuticals, Inc., 6.500% due 7/15/08 (f)                1,434,375
  3,250,000  NR     Inhale Therapeutic Systems, Inc., 3.500% due 10/17/07            1,616,875
  2,750,000  NR     Invitrogen Corp., 2.250% due 12/15/06 (f)                        2,141,563
                    IVAX Corp.:
  1,500,000  NR      4.500% due 5/15/08 (f)                                          1,179,375
  2,000,000  NR      4.500% due 5/15/08                                              1,572,500
  3,500,000  NR     Medarex, Inc., 4.500% due 7/1/06                                 2,559,375
                    Province Healthcare Co.:
  1,500,000  B-      4.250% due 10/10/08 (f)                                         1,419,375
    750,000  B-      4.250% due 10/10/08                                               709,688
                    Teva Pharmaceutical Finance NV:
  2,000,000  BBB-    0.750% due 8/15/21 (f)                                          1,992,500
    750,000  BBB-    0.750% due 8/15/21                                                747,187
  4,000,000  BBB-   Universal Health Services, Inc., 0.426% due 6/23/20              2,465,000
  --------------------------------------------------------------------------------------------
                                                                                    22,245,938
----------------------------------------------------------------------------------------------
Technology -- 18.7%
  1,600,000  B      BEA Systems, Inc., 4.000% due 12/15/06 (b)                       1,210,000
  2,500,000  A-     Burr-Brown Corp., 4.250% due 2/15/07 (g)                         2,521,875
  3,750,000  B+     CIENA Corp., 3.750% due 2/1/08                                   2,278,125
  4,750,000  B      Citrix Systems, Inc., zero coupon due 3/22/19                    1,757,500
                     Comverse Technology, Inc.:
    750,000  BB      1.500% due 12/1/05 (f)                                            586,875
    500,000  BB      1.500% due 12/1/05                                                391,250
                    DDi Corp.:
  3,000,000  CCC+    6.250% due 4/1/07 (f)                                             963,750
  2,250,000  CCC+    6.250% due 4/1/07                                                 722,812
  3,000,000  CCC+   i2 Technologies, Inc., 5.250% due 12/15/06                       1,871,250
  2,000,000  NR     Mercury Interactive Corp., 4.750% due 7/1/07                     1,680,000
  1,750,000  NR     Network Associates, Inc., zero coupon due 2/13/18                  818,125
  2,250,000  BB-    Nortel Networks Corp., 4.250% due 9/1/08                           880,313
  3,000,000  NR     Rational Software Corp., 5.000% due 2/1/07                       2,366,250
  2,750,000  B-     Wind River Systems, Inc., 3.750% due 12/15/06 (f)                1,955,937
----------------------------------------------------------------------------------------------
                                                                                    20,004,062
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Schedule of Investments (continued)               July 31, 2002
===============================================================

FACE
AMOUNT               RATING(e)               SECURITY                   VALUE
================================================================================
Utilities -- 0.7%
$ 3,250,000          B     The AES Corp., 4.500% due 8/15/05 (b)       $ 719,062
--------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS
                           (Cost -- $89,824,949)                      74,353,058
================================================================================
REPURCHASE AGREEMENT -- 1.8%
   1,899,000             J.P. Morgan Chase & Co., 1.750% due 8/1/02;
                           Proceeds at maturity -- $1,899,092; (Fully
                           collateralized by U.S. Government Agency Notes
                           and Bonds, 0.000% to 7.250% due 8/19/02 to
                           2/15/30; Market value -- $1,938,098)
                           (Cost --$1,899,000)                         1,899,000
================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $132,066,755**)                   $107,023,641
================================================================================

(a)  Non-income producing security.
(b)  All or a portion of this security is on loan (See Note 6).
(c)  Security is currently in default.
(d)  Convertible into shares of Bank United Corp.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)  Convertible into shares of Texas Instruments Inc.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 14 for definitions of ratings.

                       See Notes to Financial Statements.


13      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B,-- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, CCC, -- as predominantly speculative with respect to capacity to pay interest CC, C -- and repay principal in accordance with the terms of the obligation."BB"
         represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D     -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca    -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


14      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Statement of Assets and Liabilities        July 31, 2002
===============================================================

ASSETS:
    Investments, at value (Cost -- $132,066,755)                                $ 107,023,641
    Cash                                                                                  633
    Collateral for securities on loan (Note 6)                                     11,695,335
    Dividends and interest receivable                                                 939,119
    Receivable for securities sold                                                    733,664
    Receivable for Fund shares sold                                                    12,940
---------------------------------------------------------------------------------------------
    Total Assets                                                                  120,405,332
---------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities on loan (Note 6)                                        11,695,335
    Investment advisory fee payable                                                    46,826
    Payable for Fund shares purchased                                                  38,929
    Administration fee payable                                                         18,754
    Distribution fees payable                                                           2,842
    Accrued expenses                                                                   58,836
---------------------------------------------------------------------------------------------
    Total Liabilities                                                              11,861,522
---------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 108,543,810
=============================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                                  $       8,477
    Capital paid in excess of par value                                           140,086,687
    Undistributed net investment income                                               464,178
    Accumulated net realized loss from security transactions                       (6,972,418)
    Net unrealized depreciation of investments                                    (25,043,114)
---------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 108,543,810
=============================================================================================
Shares Outstanding:
    Class A                                                                         1,722,211
---------------------------------------------------------------------------------------------
    Class B                                                                           673,294
---------------------------------------------------------------------------------------------
    Class L                                                                           417,732
---------------------------------------------------------------------------------------------
    Class O                                                                            17,581
---------------------------------------------------------------------------------------------
    Class Y                                                                         5,645,802
---------------------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                              $       12.75
---------------------------------------------------------------------------------------------
    Class B *                                                                   $       12.69
---------------------------------------------------------------------------------------------
    Class L **                                                                  $       12.71
---------------------------------------------------------------------------------------------
    Class O **                                                                  $       12.66
---------------------------------------------------------------------------------------------
    Class Y (and redemption price)                                              $       12.84
---------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)           $       13.42
---------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)           $       12.84
---------------------------------------------------------------------------------------------
    Class O (net asset value plus 1.01% of net asset value per share)           $       12.79
=============================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


15      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Statement of Operations  For the Year Ended July 31, 2002
===============================================================

INVESTMENT INCOME:
     Interest                                                                   $   5,468,530
     Dividends                                                                      1,143,269
     Less: Foreign withholding tax                                                       (122)
---------------------------------------------------------------------------------------------
     Total Investment Income                                                        6,611,677
---------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                 624,146
     Administration fee (Note 2)                                                      249,658
     Distribution fees (Note 2)                                                       185,603
     Shareholder and system servicing fees                                             55,670
     Registration fees                                                                 39,885
     Audit and legal                                                                   35,912
     Shareholder communications                                                        30,496
     Custody                                                                           15,449
     Trustees' fees                                                                    15,055
     Pricing service fees                                                               5,149
     Other                                                                              5,325
---------------------------------------------------------------------------------------------
     Total Expenses                                                                 1,262,348
---------------------------------------------------------------------------------------------
Net Investment Income                                                               5,349,329
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                       134,834,805
        Cost of securities sold                                                   136,683,548
---------------------------------------------------------------------------------------------
     Net Realized Loss                                                             (1,848,743)
---------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation (Note 1)                             (22,303,754)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                           (24,152,497)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $ (18,803,168)
=============================================================================================


                       See Notes to Financial Statements.


16    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

=======================================================================
Statements of Changes in Net Assets        For the Years Ended July 31,
=======================================================================

                                                                                 2002               2001
============================================================================================================
OPERATIONS:
  Net investment income                                                     $  5,349,329       $  6,834,986
  Net realized gain (loss)                                                    (1,848,743)            81,258
  (Increase) decrease in net unrealized depreciation                         (22,303,754)         1,111,718
-----------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                          (18,803,168)         8,027,962
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                       (6,371,257)        (6,035,867)
-----------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                   (6,371,257)        (6,035,867)
-----------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                            22,431,868         21,914,015
  Net asset value of shares issued for reinvestment of dividends               1,454,116          1,185,792
  Cost of shares reacquired                                                  (19,276,340)       (22,056,599)
-----------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                          4,609,644          1,043,208
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                            (20,564,781)         3,035,303

NET ASSETS:
  Beginning of year                                                          129,108,591        126,073,288
-----------------------------------------------------------------------------------------------------------
  End of year*                                                              $108,543,810       $129,108,591
===========================================================================================================
* Includes undistributed net investment income of:                          $    464,178       $  1,563,485
===========================================================================================================


                       See Notes to Financial Statements.

17    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income decreased by $93,041, net realized loss decreased by $64,207 and the change in net unrealized depreciation of investments decreased by $28,834. In addition, the Fund recorded adjustments to decrease the cost of securities and to decrease accumulated undistributed net investment income by $60,090 to reflect the cumulative effect of this change up to the date of the adoption.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

18      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2002, the Fund paid transfer agent fees of $46,237 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2002, SSB received no brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal to or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $33,000 and $24,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately $12,000 and $1,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                  Class A      Class B     Class L     Class O
================================================================================
Distribution Plan Fees            $63,218      $72,969     $47,527     $ 1,889
================================================================================

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $143,851,331
--------------------------------------------------------------------------------
Sales                                                                134,834,805
================================================================================

At July 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  2,185,594
Gross unrealized depreciation                                       (27,228,708)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(25,043,114)
================================================================================


19    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2002, the Fund loaned stocks having a market value of $11,216,984. The Fund received cash collateral amounting to $11,695,335 which was invested into State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended July 31, 2002 was $8,205.

  20   Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

===============================================================
Notes to Financial Statements (continued)
===============================================================

7. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                      Year Ended                      Year Ended
                                                    July 31, 2002                    July 31, 2001
                                              -------------------------      ----------------------------
                                               Shares          Amount          Shares            Amount
=========================================================================================================
Class A
Shares sold                                    857,784      $ 12,943,862       770,593       $ 12,291,864
Shares issued on reinvestment                   66,663           972,279        52,648            827,086
Shares reacquired                             (785,570)      (11,746,676)     (646,182)       (10,329,801)
---------------------------------------------------------------------------------------------------------
Net Increase                                   138,877      $  2,169,465       177,059       $  2,789,149
=========================================================================================================
Class B
Shares sold                                    359,865      $  5,341,675       172,856       $  2,717,267
Shares issued on reinvestment                   21,862           317,204        20,041            313,224
Shares reacquired                             (308,285)       (4,563,122)     (448,579)        (7,025,037)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         73,442      $  1,095,757      (255,682)      $ (3,994,546)
=========================================================================================================
Class L
Shares sold                                    230,356      $  3,384,743       215,260       $  3,405,358
Shares issued on reinvestment                   10,788           155,483         2,241             35,209
Shares reacquired                              (54,468)         (786,050)       (3,968)           (61,971)
---------------------------------------------------------------------------------------------------------
Net Increase                                   186,676      $  2,754,176       213,533       $  3,378,596
=========================================================================================================
Class O
Shares sold                                         --      $         --            49       $        771
Shares issued on reinvestment                      632             9,150           659             10,273
Shares reacquired                               (1,800)          (26,253)       (2,790)           (44,068)
---------------------------------------------------------------------------------------------------------
Net Decrease                                    (1,168)     $    (17,103)       (2,082)      $    (33,024)
=========================================================================================================
Class Y
Shares sold                                     51,717      $    761,588       225,181       $  3,498,755
Shares reacquired                             (141,646)       (2,154,239)     (284,688)        (4,595,722)
---------------------------------------------------------------------------------------------------------
Net Decrease                                   (89,929)     $ (1,392,651)      (59,507)      $ (1,096,967)
=========================================================================================================

8. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $5,040,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                              2009             2010
======================================================================
Capital Loss Carryforward                  $3,464,000       $1,576,000
======================================================================

21    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                       2002(1)      2001(1)      2000(1)       1999(1)         1998
==================================================================================================================
Net Asset Value, Beginning of Year                  $  15.73     $  15.50     $  15.25      $  16.90     $  18.61
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                              0.61         0.80         0.69          0.69         0.73
  Net realized and unrealized gain (loss)(2)           (2.87)        0.14         0.21         (1.24)       (0.39)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (2.26)        0.94         0.90         (0.55)        0.34
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.72)       (0.71)       (0.65)        (0.66)       (0.79)
  Net realized gains                                      --           --           --         (0.44)       (1.26)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.72)       (0.71)       (0.65)        (1.10)       (2.05)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  12.75     $  15.73     $  15.50      $  15.25     $  16.90
------------------------------------------------------------------------------------------------------------------
Total Return                                          (14.85)%       6.16%        6.13%        (3.11)%       1.97%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $ 21,958     $ 24,903     $ 21,794      $ 26,141     $ 35,780
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.23%        1.25%        1.34%         1.29%        1.25%
  Net investment income(2)                              4.06         5.09         4.62          4.45         4.09
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  115%         177%         167%           27%          49%
==================================================================================================================

Class B Shares                                       2002(1)      2001(1)      2000(1)       1999(1)         1998
==================================================================================================================
Net Asset Value, Beginning of Year                  $  15.66     $  15.45     $  15.22      $  16.89     $  18.60
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                              0.51         0.70         0.61          0.61         0.64
  Net realized and unrealized gain (loss)(2)           (2.84)        0.14         0.21         (1.24)       (0.38)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (2.33)        0.84         0.82         (0.63)        0.26
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.64)       (0.63)       (0.59)        (0.60)       (0.71)
  Net realized gains                                      --           --           --         (0.44)       (1.26)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.64)       (0.63)       (0.59)        (1.04)       (1.97)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  12.69     $  15.66     $  15.45      $  15.22     $  16.89
------------------------------------------------------------------------------------------------------------------
Total Return                                          (15.32)%       5.53%        5.59%        (3.61)%       1.51%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $  8,545     $  9,395     $ 13,216      $ 21,559     $ 35,570
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.79%        1.81%        1.86%         1.76%        1.74%
  Net investment income(2)                              3.50         4.59         4.10          3.98         3.60
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  115%         177%         167%           27%          49%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class A and B shares, respectively, would have been $0.62 and $0.52 for net investment income, $2.88 and $2.85 for net realized and unrealized loss, and 4.13% and 3.57% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

22      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

============================================================================
Financial Highlights (continued)
============================================================================
For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                   2002(1)      2001(1)    2000(1)   1999(1)       1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year              $ 15.61      $ 15.36    $  15.18    $ 16.90     $ 17.14
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.50         0.60        0.53      0.53         0.05
  Net realized and unrealized gain (loss)(3)      (2.83)        0.22        0.21     (1.24)       (0.17)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.33)        0.82        0.74     (0.71)       (0.12)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.57)       (0.57)      (0.56)    (0.57)       (0.12)
  Net realized gains                                 --           --          --     (0.44)          --
----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.57)       (0.57)      (0.56)    (1.01)       (0.12)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 12.71      $ 15.61    $  15.36    $15.18     $  16.90
-----------------------------------------------------------------------------------------------------------
Total Return                                     (15.34)%       5.38%       5.07%    (4.08)%      (0.74)%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $ 5,308      $ 3,607    $    270    $  540     $    210
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.85%        1.92%       2.34%     2.30%        1.98%+
  Net investment income(3)                         3.40         3.97        3.64      3.39         2.51+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             115%         177%        167%       27%          49%
===========================================================================================================

Class O Shares                                   2002(1)      2001(1)    2000(1)   1999(1)       1998(4)
===========================================================================================================
Net Asset Value, Beginning of Year              $ 15.62      $ 15.41    $  15.19    $16.87 $      18.58
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.51         0.70        0.60      0.61         0.63
  Net realized and unrealized gain (loss)(3)      (2.84)        0.14        0.21     (1.25)       (0.37)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.33)        0.84        0.81     (0.64)        0.26
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.63)       (0.63)      (0.59)    (0.60)       (0.71)
  Net realized gains                                 --           --          --     (0.44)       (1.26)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.63)       (0.63)      (0.59)    (1.04)       (1.97)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 12.66      $ 15.62    $  15.41    $15.19     $  16.87
-----------------------------------------------------------------------------------------------------------
Total Return                                     (15.33)%       5.51%       5.57%    (3.66)%       1.53%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   223      $   293    $    321    $  572     $  1,557
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.82%        1.83%       1.90%     1.78%        1.70%
  Net investment income(3)                         3.48         4.53        4.06      4.00         3.63
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             115%         177%        167%       27%          49%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from June 15, 1998 (inception date) to July 31, 1998.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class L and O shares, respectively, would have been $0.51 and $0.52 for net investment income, $2.84 and $2.85 for net realized and unrealized loss, and 3.47% and 3.56% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4) On June 12, 1998, Class C shares were renamed Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
23    Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                                  2002(1)     2001(1)     2000(1)     1999(1)        1998
========================================================================================================

Net Asset Value, Beginning of Year             $  15.85    $  15.61    $  15.34    $  16.98    $  18.66
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.67        0.88        0.78        0.76        0.77
  Net realized and unrealized gain (loss)(2)      (2.89)       0.14        0.19       (1.25)      (0.35)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.22)       1.02        0.97       (0.49)       0.42
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.79)      (0.78)      (0.70)      (0.71)      (0.84)
  Net realized gains                                 --          --          --       (0.44)      (1.26)
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.79)      (0.78)      (0.70)      (1.15)      (2.10)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.84    $  15.85    $  15.61    $  15.34    $  16.98
--------------------------------------------------------------------------------------------------------
Total Return                                     (14.51)%      6.65%       6.62%      (2.68)%      2.42%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 72,510    $ 90,911    $ 90,472    $ 95,707    $ 72,870
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.81%       0.79%       0.87%       0.83%       0.83%
  Net investment income(2)                         4.49        5.57        5.10        4.87        4.49
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             115%        177%        167%         27%         49%
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the a ccounting method discussed in Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


24      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

Shareholders and Board of Trustees
of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         KPMG LLP

New York, New York
September 12, 2002


25      Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Convertible Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).


                                                                                                  Number of
                                                                                                  Investment
                                                 Term of                                          Companies
                                               Office* and          Principal                      in Fund            Other
                              Position(s)       Length of          Occupation(s)                   Complex         Trusteeships
                               Held with           Time             During Past                    Overseen          Held by
Name, Address and Age            Fund             Served             Five Years                   by Trustee         Trustee
====================================================================================================================================
Non-Interested
Trustees:

Lee Abraham                     Trustee           Since        Retired; Former Chairman and             9        Signet Group PLC
13732 LeHavre Drive                               1993         CEO of Associated Merchandising
Frenchman's Creek                                              Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                                   organization. Former Trustee of
Age 74                                                         Galey & Lord, Liz Claiborne,
                                                               R.G. Barry Corporation and
                                                               eNote.Com Inc.

Allan J. Bloostein              Trustee           Since        President of Allan Bloostein             16      Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                     1985         Associates, a consulting firm.
New York, NY 10023                                             Former Director of CVS
Age 72                                                         Corporation

Jane F. Dasher                  Trustee           Since        Controller of PBK Holdings Inc.,         9              None
Korsant Partners                                  1999         a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                 Trustee           Since        Retired                                  9              None
3668 Freshwater Drive                             1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.          Trustee           Since        Retired; Former Head of the              9              None
2751 Vermont Route 140                            1985         New Atlanta Jewish Community
Poultney, VT 05764                                             High School
Age 60

Dr. Paul Hardin                 Trustee           Since        Professor of Law & Chancellor            15             None
12083 Morehead                                    1999         Emeritus at the University of
Chapel Hill, NC 27514-8426                                     North Carolina
Age 70

Roderick C. Rasmussen           Trustee           Since        Investment Counselor                     9              None
9 Cadence Court                                   1999
Morristown, NJ 07960
Age 75

John P. Toolan                  Trustee           Since        Retired                                  9            Trustee John
7202 Southeast Golf Ridge Way                     1999                                                               Hancock Funds
Hobe Sound, FL 33455
Age 71

26 Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

============================================================
Additional Information (unaudited) (continued)
============================================================


                                                                                                     Number of
                                                                                                    Investment
                                                  Term of                                            Companies
                                                Office* and              Principal                    in Fund          Other
                                Position(s)      Length of             Occupation(s)                  Complex      Trusteeships
                                 Held with         Time                 During Past                  Overseen        Held by
Name, Address and Age              Fund           Served                 Five Years                  by Trustee        Trustee
====================================================================================================================================
Interested Trustees:

Heath B. McLendon               Trustee/          Since        Managing Director of Salomon             74             None
SSB                             Chairman          1985         Smith Barney Inc. ("SSB");
125 Broad Street, 9th Floor                                    President and Director of Smith
New York, NY 10004                                             Barney Fund Management LLC
Age 69                                                         ("SBFM") and Travelers Investment
                                                               Adviser, Inc. ("TIA"); Director of
                                                               The Travelers Investment
                                                               Management Company

R. Jay Gerken                   Trustee           Since        Managing Director of SSB                 41             None
SSB                                               2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

----------
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Officers:

Lewis E. Daidone                Senior Vice       Since        Managing Director of SSB; Chief          N/A            N/A
SSB                             President and     1995         Financial Officer of Smith Barney
125 Broad Street, 11th Floor    Chief                          Mutual Funds; Director and Senior
New York, NY 10004              Administrative                 Vice President of SBFM and TIA
Age 44                          Officer

Richard L. Peteka               Chief             Since        Director and Head of Internal            N/A           N/A
SSB                             Financial         2002         Control for Citigroup Asset
125 Broad Street, 10th Floor    Officer and                    Management U.S. Mutual Fund
New York, NY 10004              Treasurer                      Administration from 1999-2000;
Age 40                                                         Vice President, Head of Mutual
                                                               Fund Administration and Treasurer
                                                               at Oppenheimer Capital from
                                                               1996-1999

Peter D. Luke                   Investment        Since        Managing Director of SSB                 N/A           N/A
SSB                             Officer           2001         and Investment Officer of
333 West 34th Street                                           SBFM
New York, NY 10001
Age 58

Kaprel Ozsolak                  Controller        Since        Vice President of SSB                    N/A           N/A
SSB                                               2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor              Secretary         Since        Managing Director of SSB;                N/A           N/A
SSB                                               1995         General Counsel and Secretary
300 First Stamford Place,                                      of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

27 Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

     .    A corporate dividends received deduction of 11.16%.

28 Smith Barney Convertible Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY
CONVERTIBLE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Dr. Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter D. Luke
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Convertible Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Convertible Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01020 9/02                                                             02-3795

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 MUNICIPAL HIGH
                                   INCOME FUND
--------------------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2002

                [LOGO] Smith Barney
                       Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PETER M. COFFEY
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
PETER M. COFFEY
--------------------------------------------------------------------------------

Peter M. Coffey has more than 33 years of securities business experience and assumed management of the Fund on February 3, 1999.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize current income exempt from federal income taxes by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade by a nationally recognized rating organization or if unrated, of comparable quality.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
-------------------------------------------------------------------------------
September 16, 1985

MANAGER TENURE
-------------------------------------------------------------------------------
33 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------------------------------------
33 Years

                         CLASS A              CLASS B                CLASS L
--------------------------------------------------------------------------------
NASDAQ                    STXAX                SXMTX                  SMHLX
--------------------------------------------------------------------------------
INCEPTION                11/6/92              9/16/85                11/17/94
--------------------------------------------------------------------------------

[LOGO] Classic Series

Annual Report . July 31, 2002

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

Average Annual Total Returns as of July 31, 2002*

                                             Without Sales Charges(1)

                                     Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                              3.77%          3.26%          3.24%
--------------------------------------------------------------------------------
Five-Year                             3.60           3.05           2.99
--------------------------------------------------------------------------------
Ten-Year                               N/A           4.53            N/A
--------------------------------------------------------------------------------
Since Inception+                      5.35           6.76           5.63
--------------------------------------------------------------------------------

                                              With Sales Charges(2)

                                     Class A        Class B         Class L
--------------------------------------------------------------------------------
One-Year                             (0.39)%        (1.12)%         1.24%
--------------------------------------------------------------------------------
Five-Year                             2.76           2.90           2.79
--------------------------------------------------------------------------------
Ten-Year                               N/A           4.53            N/A
--------------------------------------------------------------------------------
Since Inception+                      4.91           6.76           5.50
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the
7      first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ................................................    1
Historical Performance ....................................................    4
Fund at a Glance ..........................................................    7
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   19
Statement of Operations ...................................................   20
Statements of Changes in Net Assets .......................................   21
Notes to Financial Statements .............................................   22
Financial Highlights ......................................................   26
Independent Auditors' Report ..............................................   29
Additional Information ....................................................   30
Tax Information ...........................................................   32

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Municipal High Income Fund ("Fund") for the year ended July 31, 2002. In this report, we have summarized what we believe to be the prevailing economic and market conditions and have outlined the investment team's portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2002, the Fund returned 3.77% as compared to the Lehman Brothers Municipal Bond Index(1), which returned 6.71% over the same period. Also, the Fund reported an annualized distribution yield(2) of 6.23% for the year ended July 31, 2002.

Investment Strategy

The Fund seeks to maximize current income exempt from federal income tax(3) by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade,(4) low investment-grade or below investment-grade by a nationally recognized rating organization, or if unrated, of comparable quality.(5)

Economic and Market Overview

Equity market volatility remained high over the past year as a result of the September 11th terrorist attacks, the subsequent U.S. campaign against terrorism and continued mixed economic signals. Moreover, stock market volatility was extended as the excesses of the last bull market were purged. High profile scandals involving questionable corporate practices and investigations filled the headlines, prompting investors to further shun the equity market.

The U.S. Treasury market directly benefited from this volatility as investors sought a "safe haven." Municipal bond prices also fared well in this environment. Specifically, many investors were drawn to the short-term and intermediate section of the municipal market, particularly in light of the low yields on money market products. However, total returns for municipal bonds lagged U.S. Treasury bonds during the second half of 2001, as a heavy calendar of tax-exempt new issues prevented municipal prices from keeping pace with their taxable counterparts. State and local governments combined to issue large amounts of municipal debt to fund new projects and refinance outstanding issues during the period.

----------
(1) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(2) This annualized distribution rate is the Fund's current monthly income dividend rate for Class A shares, annualized, and then divided by the July 31, 2002 NAV for Class A shares. The annualized distribution rate assumes a current monthly income dividend of $0.080 per Class A share for 12 months. This rate is as of July 31, 2002 and is subject to change. Total returns are based on changes in NAV. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.

(3) Certain investors may be subject to the Federal Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(5) The Fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-quality securities that present greater risk of loss of principal and interest than higher-rated securities. Investments in high-yield securities commonly known as "junk bonds" involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.

1  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

Total returns in the high yield segment of the municipal market were also significantly below those on better quality paper as the "flight to quality" placed a great deal of emphasis on high grade debt with shorter maturities. This trend caused the yield curve(6) to steepen (yields on short-term paper declined far more dramatically than yields on long-term bonds) and credit quality spreads (the difference in yield between higher quality and lower quality bonds) to widen. One part of the market that was particularly hard hit, as direct result of the September 11th terrorist attacks was special airport facilities financings for airlines. However, our expectation of a gradually improving economy may alleviate credit quality concerns, which we anticipate may enhance the relative performance prospects of high yield municipals.

The new calendar year commenced with a decline in short-term rates due to seasonal technical factors arising from the "January effect." The "January effect" describes a temporary increase in the demand for money-market instruments caused by an influx of cash from maturing bonds and coupon interest chasing a dearth of supply.

A significant rise in yields occurred during March, as a shift in monetary-policy sentiment coupled with positive economic data roiled the money markets. However, at the conclusions of the March, May and June Federal Open Market Committee ("FOMC")(7) meetings, the U.S. Federal Reserve Board ("Fed") held the federal funds rate ("fed funds rate")(8) steady. As the bond market continued its rise, tax-free instruments continued to look attractive.

U.S. Treasury yields were lower at the end of the reporting period than they were at the end of the first quarter due to continued weakness in the U.S. equities market as well as geopolitical concerns. The equities market stabilized during the first quarter of 2002 as the result of positive growth in Gross Domestic Product ("GDP"),(9) but subsequently suffered through one of the worst quarters in recent history during the second quarter. The U.S. Treasury market continued to experience large inflows as a result of equity market uncertainty.

Market and Economic Outlook

Although the economy may struggle for another quarter or so, we believe it is on the road to recovery and should gain momentum by late 2002. We also expect inflation to remain subdued. Therefore, we believe the FOMC will not raise the fed funds rate through the end of the calendar year. While we have some concerns about an improving economy putting pressure on bonds, we anticipate that fixed-income markets should perform well as long as geopolitical risk is high and corporate malaise continues.

Municipal bond market pundits are predicting a record year for new-issue financing, as state and local governments are expected to take advantage of a renewed low interest-rate environment. This large amount of supply may keep price levels low, a point which we feel, if correct, could help municipal bonds offer competitive returns versus many other securities in the fixed-income market.

----------
(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(7) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(8) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(9) GDP is a market value of goods and services produced by labor and property in a given country.

2  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

We continue to pay close attention to credit quality, as many states and municipalities face future budget challenges caused by a depressed stock market and shrinking tax revenues. In our opinion this weaker revenue picture may have credit rating implications for many states, especially states that rely heavily on capital gains taxes as a source of income.

Thank you for your investment in the Smith Barney Municipal High Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Health B. McLendon                    /s/ Peter M. Coffey

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President and Investment Officer

August 26, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of July 31, 2002 and is subject to change.

3  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                           Net Asset Value
                         --------------------
                         Beginning      End        Income      Capital Gain      Return          Total
Year Ended                of Year     of Year     Dividends    Distributions   of Capital     Returns(1)+
=========================================================================================================
7/31/02                   $15.82       $15.40       $0.99          $0.00           $0.00        3.77%
---------------------------------------------------------------------------------------------------------
7/31/01                    15.78        15.82        1.00           0.00            0.00        6.84
---------------------------------------------------------------------------------------------------------
7/31/00                    16.98        15.78        0.95           0.05            0.00       (1.00)
---------------------------------------------------------------------------------------------------------
7/31/99                    17.96        16.98        0.92           0.43            0.00        2.06
---------------------------------------------------------------------------------------------------------
7/31/98                    18.07        17.96        0.98           0.27            0.00        6.54
---------------------------------------------------------------------------------------------------------
7/31/97                    17.31        18.07        0.98           0.00            0.00       10.40
---------------------------------------------------------------------------------------------------------
7/31/96                    17.25        17.31        1.00           0.00            0.00        6.28
---------------------------------------------------------------------------------------------------------
7/31/95                    17.26        17.25        1.00           0.02            0.04        6.42
---------------------------------------------------------------------------------------------------------
7/31/94                    18.24        17.26        1.06           0.13            0.00        1.14
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93      17.45        18.24        0.83           0.16            0.00       10.24++
=========================================================================================================
Total                                               $9.71          $1.06           $0.04
=========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                           Net Asset Value
                         --------------------
                         Beginning      End        Income      Capital Gain      Return          Total
Year Ended                of Year     of Year     Dividends    Distributions   of Capital     Returns(1)+
=========================================================================================================
7/31/02                   $15.82       $15.40       $0.92          $0.00           $0.00         3.26%
---------------------------------------------------------------------------------------------------------
7/31/01                    15.79        15.82        0.93           0.00            0.00         6.25
---------------------------------------------------------------------------------------------------------
7/31/00                    16.99        15.79        0.87           0.05            0.00        (1.52)
---------------------------------------------------------------------------------------------------------
7/31/99                    17.98        16.99        0.83           0.43            0.00         1.48
---------------------------------------------------------------------------------------------------------
7/31/98                    18.09        17.98        0.89           0.27            0.00         6.01
---------------------------------------------------------------------------------------------------------
7/31/97                    17.32        18.09        0.89           0.00            0.00         9.89
---------------------------------------------------------------------------------------------------------
7/31/96                    17.26        17.32        0.92           0.00            0.00         5.74
---------------------------------------------------------------------------------------------------------
7/31/95                    17.26        17.26        0.91           0.02            0.04         5.91
---------------------------------------------------------------------------------------------------------
7/31/94                    18.24        17.26        0.96           0.13            0.00         0.60
---------------------------------------------------------------------------------------------------------
7/31/93                    18.00        18.24        1.02           0.17            0.00         8.28
=========================================================================================================
Total                                               $9.14          $1.07           $0.04
=========================================================================================================

4  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                         --------------------
                         Beginning      End        Income      Capital Gain      Return          Total
Year Ended                of Year     of Year     Dividends    Distributions   of Capital     Returns(1)+
=========================================================================================================
7/31/02                   $15.80       $15.39       $0.90          $0.00           $0.00         3.24%
---------------------------------------------------------------------------------------------------------
7/31/01                    15.76        15.80        0.91           0.00            0.00         6.21
---------------------------------------------------------------------------------------------------------
7/31/00                    16.96        15.76        0.85           0.05            0.00        (1.61)
---------------------------------------------------------------------------------------------------------
7/31/99                    17.95        16.96        0.82           0.43            0.00         1.42
---------------------------------------------------------------------------------------------------------
7/31/98                    18.07        17.95        0.88           0.27            0.00         5.91
---------------------------------------------------------------------------------------------------------
7/31/97                    17.31        18.07        0.89           0.00            0.00         9.79
---------------------------------------------------------------------------------------------------------
7/31/96                    17.25        17.31        0.91           0.00            0.00         5.69
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95      15.83        17.25        0.62           0.02            0.04        13.45++
=========================================================================================================
Total                                               $6.78          $0.77           $0.04
=========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                     Without Sales Charges(1)
                                                  ------------------------------
                                                  Class A     Class B    Class L
================================================================================
Year Ended 7/31/02                                 3.77%       3.26%       3.24%
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                           3.60        3.05        2.99
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                             N/A        4.53         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/02                         5.35        6.76        5.63
================================================================================

                                                      With Sales Charges(2)
                                                  ------------------------------
                                                  Class A     Class B    Class L
================================================================================
Year Ended 7/31/02                                (0.39)%     (1.12)%      1.24%
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                           2.76        2.90        2.79
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                             N/A        4.53         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/02                         4.91        6.76        5.50
================================================================================

5  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                       Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/02)                             66.10%
--------------------------------------------------------------------------------
Class B (7/31/92 through 7/31/02)                                55.79
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/02)                             52.52
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

6  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Smith Barney Municipal High Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                             July 1992 -- July 2002

  [The following table was depicted as a line graph in the printed material.]

                Smith Barney Municipal            Lehman Brothers
                   High Income Fund             Municipal Bond Index
                   ----------------             --------------------
Jul 1992               10000                           10000
Jul 1993               10828                           10884
Jul 1994               10892                           11087
Jul 1995               11536                           11961
Jul 1996               12197                           12750
Jul 1997               13403                           14057
Jul 1998               14208                           14900
Jul 1999               14418                           15329
Jul 2000               14200                           15991
Jul 2001               15087                           17601
Jul 2002               15579                           18780

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                          Industry Diversification*++
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                           5.1%       Education
                          19.7%       Hospital
                          12.0%       Industrial Development
                          12.9%       Life Care Systems
                          11.9%       Multi-Family Housing
                           2.6%       Pollution Control
                           3.4%       Public Facilities
                           3.1%       Tobacco
                           9.5%       Transportation
                           3.6%       Utility
                          16.2%       Other

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

                                  Standard            Percentage
                  Moody's         & Poor's       of Total Investments
              ----------------------------------------------------------
                    Aaa              AAA                   9.1%
                    Aa               AA                    1.8
                     A                A                    7.4
                    Baa              BBB                  21.6
                    Ba               BB                    5.3
                     B                B                    2.7
                    Caa              CCC                   1.1
                    Ca               CC                    0.3
                     D                D                    0.6
                    NR               NR                   50.1
                                                         ------
                                                         100.0%
                                                         ======

*     As a percentage of total investments.

++ Please note that the Fund's holdings are as of July 31, 2002 and are subject to change.

7  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 1.2%
$  1,750,000     NR      Capstone Improvement District of Brookwood, AL Series A, 7.700% due 8/15/23                   $ 1,667,943
   4,000,000     NR      Rainbow City, AL Special Health Care Facilities Financing Authority,
                            Series A, 8.250% due 1/1/31                                                                  4,106,160
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,774,103
----------------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.5%
   2,300,000     NR      Alaska Industrial Development & Export Authority Revenue, Williams Lynxs
                            Alaska Cargoport, 8.125% due 5/1/31 (b)+                                                     2,410,469
----------------------------------------------------------------------------------------------------------------------------------
Arizona -- 5.3%
   2,900,000     BBB     Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                            6.625% due 7/1/20                                                                            3,066,721
   3,500,000     NR      Casa Grande, AZ IDA, Series A, 7.625% due 12/1/29                                               3,682,840
   2,165,000     NR      Flagstaff, AZ IDA, (Living Community Northern Community Project),
                            6.300% due 9/1/38                                                                            1,801,475
                         Maricopa County, AZ IDA, Multi-Family Housing Revenue:
   1,320,000     NR         Avalon Apartments Project, Series C, 10.000% due 4/1/30                                      1,319,974
   2,500,000     NR         Grand Victoria Housing Project, Series B, 10.000% due 5/1/31                                 2,600,925
   5,145,000     NR         MetroGardens, Series B, 6.500% due 7/1/29                                                    5,023,321
   1,930,000     NR         Whispering Palms Apartments, Series B, 7.400% due 7/1/29                                     1,941,020
                         Pima County, AZ IDA, Series A:
   2,320,000     NR         Educational Revenue, (Life School College Prep. Project), 7.875% due 7/1/21                  2,308,006
   4,000,000     NR         Healthcare Facilities Revenue, 8.500% due 11/15/32                                           4,109,360
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,853,642
----------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.9%
   4,000,000     BBB-    Arkansas State Development Financing Authority, Hospital Revenue,
                            Washington Regional Medical Center, 7.375% due 2/1/29                                        4,315,360
----------------------------------------------------------------------------------------------------------------------------------
California -- 1.9%
   6,000,000     NR      Barona, CA GO, Band of Mission Indians, 8.250% due 1/1/20                                       6,419,940
   3,000,000     Ba3*    Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                             3,083,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,503,760
----------------------------------------------------------------------------------------------------------------------------------
Colorado -- 3.6%
                         Colorado Educational and Cultural Facilities Authority Revenue, (Charter
                            School-Peak to Peak Project):
   1,500,000     Ba2*       7.500% due 8/15/21                                                                           1,507,740
   1,500,000     Ba2*       7.625% due 8/15/31                                                                           1,500,420
                         Colorado Health Facilities Authority Revenue:
   1,100,000     NR         Health & Residential Care Facilities, 6.000% due 7/1/29                                        939,312
   1,000,000     Baa1*      Parkview Medical Center Project, 6.600% due 9/1/25                                           1,111,910
   1,000,000     NR         Volunteers of America, Series A, 5.875% due 7/1/28                                             841,260
   4,750,000     BBB+    Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)                           4,870,507
     205,000     Aa*     Denver, CO City and County Airport Revenue, Series A, 7.500% due 11/15/23 (b)                     221,718
   2,730,000     NR      Littleton, CO GO, Highline Business Improvement District, Series B,
                            8.750% due 12/15/19                                                                          2,911,436
                         Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Sr. Bonds:
  10,000,000     AAA        Series B, AMBAC-Insured, zero coupon due 6/15/31                                             1,801,000
   3,000,000     AAA        Series C, FSA-Insured, multi-coupon due 6/15/25                                              1,859,610
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,564,913
----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.3%
                         Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured:
     620,000     AAA        Pre-Refunded 10/1/04, 7.650% due 10/1/12                                                       698,015
   1,380,000     AAA        Unrefunded Balance, 7.650% due 10/1/12                                                       1,529,095
   4,000,000     NR      Connecticut State Development Authority, IDR, (AFCO Cargo LLC Project),
                            8.000% due 4/1/30 (b)                                                                        4,186,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,413,310
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Delaware -- 0.7%
$  3,995,000     NR      Sussex County, DE Assisted Living Facilities Revenue, (Heritage at
                            Milford Project), 7.250% due 7/1/29                                                        $ 3,403,261
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 2.3%
   6,500,000     BBB     District of Columbia COP, 7.300% due 1/1/13                                                     6,694,285
                         District of Columbia Tobacco Settlement Financing Corp., Asset-Backed Bonds:
   1,585,000     A          6.500% due 5/15/33                                                                           1,610,297
   2,715,000     A          6.750% due 5/15/40                                                                           2,767,128
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,071,710
----------------------------------------------------------------------------------------------------------------------------------
Florida -- 3.8%
   3,000,000     NR      Capital Projects Finance Authority, FL Continuing Care Retirement, Glenridge
                            on Palmer Ranch, Series A, 8.000% due 6/1/32                                                 2,991,000
   1,000,000     NR      Harbor Bay Community Development District, FL Capital Improvement Revenue,
                            Series A, 7.000% due 5/1/33                                                                  1,018,920
                         Hillsborough County, FL IDA Revenue, Series A:
   4,250,000     NR         Lakeshore Villas Project, 6.700% due 7/1/21                                                  3,660,440
   1,000,000     NR         National Gypsum Convention, 7.125% due 4/1/30 (b)                                              902,970
   2,000,000     NR      Orange County, FL Health Facilities Authority Revenue, First Mortgage,
                            (GF/Orlando Inc. Project), 9.000% due 7/1/31                                                 2,047,080
   2,100,000     NR      Orange County, FL HFA Revenue, Multi-Family Revenue, Series C, 9.000% due 1/1/32                2,172,261
   2,500,000     NR      Reunion East Community Development District, FL Special Assessment, Series A,
                            7.375% due 5/1/33                                                                            2,499,575
   3,000,000     NR      Waterlefe Community Development District, FL Golf Course Revenue,
                            8.125% due 10/1/25                                                                           3,060,360
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,352,606
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 5.5%
   7,500,000     NR      Atlanta, GA Tax Allocation, (Atlantic Station Project), 7.900% due 12/1/24                      7,523,175
   5,000,000     NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue,
                            Park Place Apartments, Series A, 6.750% due 3/1/31                                           4,752,250
   5,000,000     NR      Augusta, GA Housing Authority, Multi-Family Housing Revenue, (Emerald
                            Coast Housing II), Series A, 7.500% due 8/1/34 (c)                                           2,750,000
   2,280,000     Baa1*   Clayton County, GA Housing Authority, Multi-Family Housing Revenue, (Magnolia Park
                            Apartments Project), 7.500% due 12/1/30                                                      2,276,990
   1,500,000     NR      Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project),
                            7.000% due 11/15/29                                                                          1,258,245
   4,840,000     NR      Coweta County, GA Development Authority Revenue, (Senior Care Pointe Project),
                            6.750% due 7/1/29 (c)                                                                        1,064,800
   2,500,000     NR      Fulton County, GA Residential Care Facilities, Senior Lien, RHA Assisted Living,
                            7.000% due 7/1/29                                                                            2,260,575
   1,500,000     NR      Gainesville & Hall County, GA Development Authority Revenue, Senior
                            Living Facilities, Lanier Village, Series C, 7.250% due 11/15/29                             1,529,145
                         Savannah, GA EDA Revenue:
   2,000,000     BBB-       College of Art & Design Project, 6.900% due 10/1/29                                          2,113,640
   2,000,000     NR         Marshview Inn, Series A, 7.125% due 7/1/29                                                   1,403,760
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,932,580
----------------------------------------------------------------------------------------------------------------------------------
Illinois -- 4.0%
  20,000,000     AAA     Chicago, IL GO, Board of Education, Capital Appreciation, School Reform, Series B-1,
                            FGIC-Insured, zero coupon due 12/1/29                                                        4,341,000
   1,250,000     AA      Chicago, IL Metropolitan HDC, Mortgage Revenue, Section 8, Series A, FHA-Insured,
                            6.700% due 7/1/12                                                                            1,278,650
                         Chicago Project & Refunding, Capital Appreciation, Series A, MBIA-Insured:
   1,000,000     AAA        Multi-coupon due 1/1/27                                                                        638,760
   1,000,000     AAA        Multi-coupon due 1/1/28                                                                        638,180
   1,000,000     AAA        Multi-coupon due 1/1/29                                                                        637,590

                       See Notes to Financial Statements.

9  Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Illinois -- 4.0% (continued)
$  2,000,000             Illinois Development Financing Authority Revenue:
                 BBB        Chicago Charter School Foundation Project, Series A, 6.250% due 12/1/32                    $ 1,944,220
   3,250,000     Baa2*      Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)                                         3,427,970
   1,500,000     A       Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital,
                            6.000% due 10/1/24                                                                           1,535,910
                         Metropolitan Pier & Exposition Authority, IL Capital Appreciation, Series A,
                            MBIA-Insured:
  10,000,000     AAA        Zero coupon due 12/15/29                                                                     2,125,900
   5,000,000     AAA        Zero coupon due 12/15/30                                                                       998,900
   2,000,000     BBB-++   Will County, IL Student Housing Revenue, (Joliet Junior College Project), Series A,
                            6.750% due 9/1/33                                                                            1,974,260
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,541,340
----------------------------------------------------------------------------------------------------------------------------------
Indiana -- 3.0%
   2,000,000     Ca*     East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project),
                            7.000% due 1/1/14 (b)                                                                          760,000
   3,000,000     B-      East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                             1,800,000
                         Greater Jasper School Building Corp., IN Capital Appreciation-First Mortgage,
                            AMBAC-Insured:
   2,500,000     AAA        Zero coupon due 1/15/22                                                                        885,425
   4,130,000     AAA        Zero coupon due 1/15/23                                                                      1,343,241
   2,000,000     Baa1*   Indiana Health Facilities Financing Authority, Hospital Revenue, (Riverview
                            Hospital Project), 6.125% due 8/1/31                                                         2,024,700
   3,000,000     CCC     Indiana State Development Finance Authority Revenue, (Inland Steel Project),
                            5.750% due 10/1/11                                                                           1,140,000
   3,500,000     BBB     Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal
                            Express Corporate Project), 7.100% due 1/15/17 (b)                                           3,730,335
   2,850,000     NR      Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project),
                            Series B, 7.500% due 10/1/29                                                                 2,794,567
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,478,268
----------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.6%
   2,750,000     BBB-    Scott County, IA Revenue, (Ridgecrest Village Project), Series A,
                            7.250% due 11/15/26                                                                          2,846,222
----------------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.4%
   2,000,000     BBB-++   Overland Park, KS Development Corp. Revenue, First Tier, Series A,
                            7.375% due 1/1/32                                                                            2,078,760
----------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 0.8%
   4,250,000     BB      Kenton County, KY Airport Board Revenue, Special Facilities, (Delta
                            Airlines Project A), 7.500% due 2/1/20 (b)                                                   3,902,563
----------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 6.1%
   4,010,000     NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                                4,018,902
                         Louisiana Local Government Environment Facilities, Community
                            Development Authority Revenue:
   5,000,000     A          Capital Projects & Equipment Acquisition Program, ACA-Insured,
                              6.550% due 9/1/25                                                                          5,527,750
   5,000,000     NR         St. James Place, 8.000% due 11/1/25                                                          5,207,500
   6,500,000     NR      Louisiana Public Facilities Authority, Hospital Revenue, (Lake Charles Memorial
                            Hospital Project), 8.625% due 12/1/30                                                        5,844,475
   2,000,000     BB-     Port of New Orleans, LA IDR, (Continental Grain Co. Project), 7.500% due 7/1/13                 2,068,480
   5,000,000     NR      Tobacco Settlement Financing Corp., LA Revenue, INFLOS, 8.790% due 5/15/31 (d)                  4,026,500
   3,000,000     BB+     West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                         3,084,480
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,778,087
----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.6%
                         Maryland State Community Development Administration, Department of Housing &
                            Community Development:
     485,000     Aa3*         Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured,
                                6.625% due 5/15/23                                                                         500,792
   1,000,000     Aa2*         Single-Family Program, Fourth Series, 6.450% due 4/1/14                                    1,042,900

                       See Notes to Financial Statements.

10 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Maryland -- 2.6% (continued)
                         Maryland State Economic Development Corp.:
$  3,455,000     NR         Air Cargo Revenue, 6.500% due 7/1/24 (b)                                                   $ 3,258,894
   7,000,000     NR         Chesapeake Bay, Series A, 7.730% due 12/1/27                                                 7,031,080
   2,500,000     Ca*     Prince Georges County, MD Greater Southeast Healthcare System,
                            6.375% due 1/1/23 (c)                                                                          750,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,583,666
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 3.9%
   1,460,000     NR      Boston, MA Industrial Development Finance Authority Revenue, (Roundhouse
                            Hospitality LLC Project), 7.875% due 3/1/25 (b)                                              1,469,110
                         Massachusetts State Development Financing Agency Revenue:
   2,000,000     NR         Alliance Health Care Facilities, Series A, 7.100% due 7/1/32                                 2,011,580
   3,000,000     NR         Briarwood, Series B, 8.250% due 12/1/30                                                      3,134,250
                         Massachusetts State Health & Educational Facilities Authority Revenue:
   2,000,000     BBB        Caritas Christi Obligation, Series B, 6.750% due 7/1/16                                      2,166,980
   5,000,000     AAA        INFLOS, Series G, AMBAC-Insured, variable coupon due 7/1/25 (d)                              5,215,100
   3,000,000     Ba2*       St. Memorial Medical Center, Series A, 6.000% due 10/1/23                                    2,716,950
   1,140,000     AA      Massachusetts State HFA, Housing Revenue, Single Family, Series 38,
                            7.200% due 12/1/26 (b)                                                                       1,191,836
   2,345,000     D       Massachusetts State IFA Revenue GO, Bradford College, 5.625% due 11/1/28 (c)                    1,055,250
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,961,056
----------------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.1%
   1,500,000     AAA     Detroit, MI Water Supply System Revenue, INFLOS, FGIC-Insured,
                            11.148% due 7/1/22 (d)                                                                       1,563,360
                         Michigan State Hospital Finance Authority Revenue:
   1,500,000     BBB-       Detroit Medical Center, Series A, 5.250% due 8/15/28                                         1,235,325
   2,500,000     AAA        INFLOS, FSA-Insured, 11.049% due 2/15/22 (d)                                                 2,603,275
   3,500,000     Caa2*   Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
                            Series A, 6.250% due 11/1/15                                                                 2,504,285
   5,000,000     NR      Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                            Central Wayne Energy, Series A, 7.000% due 7/1/27 (b)(c)                                     2,500,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,406,245
----------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 2.1%
   3,000,000     NR      Minneapolis & St. Paul, MN Metropolitan Airports Community Special Facilities
                            Revenue, (Northwest Airlines Project), Series A, 7.000% due 4/1/25 (b)                       2,687,970
                         Sartell, MN Health Care & Housing Facilities Revenue, (Foundation for Healthcare
                            Project), Series A:
   1,000,000     NR         6.625% due 9/1/29                                                                              932,960
   1,715,000     NR         8.000% due 9/1/30                                                                            1,774,922
                         St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue,
                            (HealthEast Project), Series A:
   2,250,000     BB         5.700% due 11/1/15                                                                           1,771,290
   3,545,000     BB         6.625% due 11/1/17                                                                           2,995,667
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,162,809
----------------------------------------------------------------------------------------------------------------------------------
Montana -- 1.6%
   7,000,000     CCC     Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
                            5.850% due 10/1/33 (b)                                                                       1,750,000
   6,495,000     NR      Montana State Board Investment Resource Recovery Revenue, (Yellowstone Energy
                            L.P. Project), 7.000% due 12/31/19 (b)                                                       5,998,262
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,748,262
----------------------------------------------------------------------------------------------------------------------------------
Nevada -- 0.2%
   1,000,000     BBB     Henderson, NV Health Care Facilities Revenue, Catholic Healthcare West,
                            5.125% due 7/1/28                                                                              887,850
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

11 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
New Hampshire -- 0.7%
$  1,500,000     BBB-    New Hampshire Health & Educational Facilities Authority Revenue, New
                            Hampshire College, 7.500% due 1/1/31                                                       $ 1,589,610
                         New Hampshire Higher Educational & Health Facilities Authority Revenue:
   1,250,000     BB-        Littleton Hospital Association, Series A, 6.000% due 5/1/28                                    998,137
   1,000,000     BBB-       New Hampshire College, 6.375% due 1/1/27                                                     1,005,920
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,593,667
----------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 4.3%
     700,000     B1*     Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16                   701,148
   5,000,000     B1*     Camden County, NJ Improvement Authority Revenue, (Health Care
                            Redevelopment Project), Cooper Health System, 6.000% due 2/15/27                             3,750,000
   1,500,000     BBB-    Hudson County, NJ Improvement Authority, Solid Waste System Revenue,
                            6.000% due 1/1/29                                                                            1,455,480
   4,000,000     NR      New Jersey EDA, Healthcare Facilities Revenue, Sayreville Senior Living,
                            Series A, 6.375% due 4/1/29 (c)                                                              1,680,000
   3,750,000     NR      New Jersey EDA, Retirement Community Revenue, Series A, 8.250% due 11/15/30                     4,056,413
                         New Jersey Healthcare Facility Financing Authority Revenue:
   1,000,000     NR         Raritan Bay Medical Center, 7.250% due 7/1/27                                                1,014,440
   5,000,000     BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30                                        5,477,750
   3,000,000     AAA     New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing
                            Revenue, Presidential Plaza, Series 1, FHA-Insured, 7.000% due 5/1/30                        3,045,180
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,180,411
----------------------------------------------------------------------------------------------------------------------------------
New York -- 4.6%
   1,000,000     NR      Brookhaven, NY IDA, Civic Facilities Revenue, Memorial Hospital Center, Series A,
                            8.250% due 11/15/30                                                                          1,062,950
   1,000,000     NR      Monroe County, NY IDA, Civic Facilities Revenue, (Woodland Village Project),
                            8.550% due 11/15/32                                                                          1,057,960
                         New York, NY IDA, Civic Facility Revenue:
   2,885,000     NR         Amboy Properties Corp. Project, 6.750% due 6/1/20                                            2,899,021
   2,665,000     NR         Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19                       2,844,967
   2,930,000     AA-     New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                           3,485,264
   2,215,000     A-      New York State Energy, Research & Development Authority, Electric Facilities
                            Revenue, Series A, Unrefunded Balance, 7.150% due 6/1/20 (b)                                 2,280,741
   2,000,000     NR      Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay
                            Paperboard LLC Project), 7.000% due 11/1/30 (b)                                              2,107,020
     500,000     NR      Orange County, NY IDA, Civic Facility Revenue, (Adult Homes at Erie Station),
                            Series B, 7.000% due 8/1/31                                                                    498,760
                         Suffolk County, NY IDA, Civic Facility Revenue, Southampton Hospital Association:
   3,000,000     NR         Series A, 7.250% due 1/1/30                                                                  2,989,080
   3,000,000     NR         Series B, 7.625% due 1/1/30                                                                  3,069,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,295,063
----------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 1.2%
                         Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
   2,000,000     NR         5.600% due 7/1/27 (b)                                                                          965,040
   2,000,000     NR         US Airways, 7.750% due 2/1/28 (b)(e)                                                         1,050,040
                         North Carolina Medical Care Community Health Care Facilities Revenue, De Paul
                            Community Facility:
   2,055,000     NR         6.125% due 1/1/28                                                                            1,829,382
   2,000,000     NR         7.625% due 11/1/29                                                                           2,038,760
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,883,222
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Ohio -- 1.7%
$  2,500,000     BBB     Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                            7.500% due 1/1/30                                                                          $ 2,722,450
                         Ohio State Water Development Authority, PCR, Series A:
   3,475,000     BBB        Cleveland Electric, 8.000% due 10/1/23 (b)                                                   3,721,794
   1,500,000     BBB        Toledo Edison, 8.000% due 10/1/23 (b)                                                        1,606,530
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,050,774
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 2.0%
   8,000,000     B2*     Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare System A,
                            5.625% due 8/15/29                                                                           5,909,840
   1,675,000     AAA     Oklahoma HFA, Single Family Mortgage, Series B, GNMA-Collateralized,
                            7.997% due 8/1/18 (b)                                                                        1,835,833
   2,200,000     BB-     Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                      1,973,774
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,719,447
----------------------------------------------------------------------------------------------------------------------------------
Oregon -- 0.3%
   1,000,000     BBB     Klamath Falls, OR International Community Hospital Authority Revenue,
                            (Merle West Medical Center Project), 6.250% due 9/1/31                                       1,030,570
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 11.1%
   4,500,000     Baa3*   Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown,
                            Series B, 6.750% due 11/15/15                                                                4,154,715
   1,400,000     NR      Blair County, PA IDA Revenue, (Village of Pennsylvania State Project),
                            Series A, 7.000% due 1/1/34                                                                  1,403,136
   2,055,000     NR      Bucks County, PA IDA, Management Healthcare Facility-Chandler,
                            6.300% due 5/1/29                                                                            1,879,565
                         Dauphin County, PA General Authority:
   3,295,000     NR         Hotel & Conference Center - Hyatt Regency, 6.200% due 1/1/29                                 2,932,517
   5,000,000     NR         Riverfront Office, 6.000% due 1/1/25                                                         4,815,050
   3,500,000     NR      Lehigh County, PA General Purpose Authority Revenues, First Mortgage-
                            Bible Fellowship Church Home Inc., 7.750% due 11/1/33                                        3,522,820
   2,500,000     A3*     Luzerne County, PA IDA, Exempt Facility Revenue, (Pennsylvania
                            Gas & Water Co. Project), Series A, 7.200% due 10/1/17 (b)                                   2,561,625
                         Montgomery County, PA Higher Education & Health Authority Revenue,
                            Temple Continuing Care Center:
   6,000,000     NR           6.625% due 7/1/19                                                                          5,469,000
   5,000,000     NR           6.750% due 7/1/29                                                                          4,510,200
                         Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
   1,000,000     A3*        Amtrak Project, Series A, 6.375% due 11/1/41 (b)                                             1,006,220
                            National Gypsum Co.:
   5,000,000     NR           Series A, 6.250% due 11/1/27 (b)                                                           4,056,550
   6,000,000     NR           Series B, 6.125% due 11/1/27 (b)                                                           4,787,040
   4,500,000     BBB-       Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15 (b)                4,716,225
   4,000,000     BBB        WasteWater Treatment Revenue, Sun Co., Inc., (R&M Project), Series A,
                            7.600% due 12/1/24 (b)                                                                       4,235,560
   4,000,000     NR      Westmoreland County, PA IDA Revenue, Healthcare Facilities Revenue,
                            Series B, 8.125% due 11/15/30                                                                4,180,680
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        54,230,903
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 0.8%
   4,700,000     BBB-    Rhode Island Health & Educational Building Corp. Revenue, Roger Williams
                            General Hospital, 5.500% due 7/1/28                                                          3,890,989
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

13 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
South Carolina -- 3.0%
$  1,500,000     BBB     Greenville County, SC IDR, (Lockheed Aeromod Center Project),
                            7.200% due 11/1/21 (b)                                                                     $ 1,539,540
                         Greenville, SC Connector 2000 Association, Toll Road Revenue:
                            Capital Appreciation, Series B:
  12,500,000     BBB-         Zero coupon due 1/1/28                                                                     1,278,125
  20,250,000     BBB-         Zero coupon due 1/1/30                                                                     1,730,363
   9,900,000     BBB-         Zero coupon due 1/1/36                                                                       493,713
  15,550,000     BBB-         Zero coupon due 1/1/38                                                                       648,124
   5,970,000     BBB-    Southern Connector Project, Series A, 5.375% due 1/1/38                                         4,168,553
   3,000,000     BBB-    South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A,
                            6.625% due 4/1/36                                                                            3,022,230
   2,000,000     A       South Carolina Tobacco Settlement Revenue, Management Authority,
                            Tobacco Settlement Revenue, Series B, 6.375% due 5/15/28                                     1,995,240
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,875,888
----------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.3%
   1,640,000     NR      Oglala Sioux Tribe, SD Tribal Revenue Bond, 7.500% due 7/1/13                                   1,645,986
----------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.6%
   3,000,000     NR      Shelby County, TN Health Educational & Housing Facilities Revenue,
                            6.875% due 7/1/36                                                                            2,898,690
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 7.7%
   5,000,000     NR      Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27                 4,692,350
                         Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue, Series A:
   4,970,000     NR         Continental Lady Ester, 6.875% due 6/1/29                                                    4,812,948
   1,000,000     A3*        Nob Hill Apartments Project, 6.000% due 6/1/31                                                 985,870
   1,000,000     A       Brazos River, TX Brazoria County Environmental, (Dow Chemical Co. Project),
                            Series A-7, 6.625% due 5/15/33 (b)                                                           1,034,520
   1,995,000     BBB     Corpus Christi, TX (Celanese Project), Series A, 6.450% due 11/1/30                             2,046,032
   1,665,000     B1*     Dallas-Fort Worth, TX International Airport Facilities Import Corp. Revenue,
                            American Airlines, Inc., 6.375% due 5/1/35 (b)                                               1,161,521
   1,575,000     NR      Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                                1,586,939
   1,480,000     NR      El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                            Sub-Las Lomas Apartments, Series C, 8.375% due 6/1/30                                        1,557,374
   5,915,000     AAA     Harris County, TX GO, MBIA-Insured, zero coupon due 8/15/28                                     1,376,716
  13,000,000     AAA     Houston, TX Hotel Occupancy Tax & Special Revenue, Capital Appreciation,
                            Series B, AMBAC-Insured, zero coupon due 9/1/32                                              2,405,390
   3,000,000     NR      Midlothian, TX Development Authority Tax, Increment Contract Revenue,
                            7.825% due 11/15/26                                                                          3,205,230
                         San Antonio, TX Airport System Revenue, AMBAC-Insured:
   3,000,000     AAA        7.125% due 7/1/06                                                                            3,214,620
   1,000,000     AAA        7.125% due 7/1/08                                                                            1,071,540
   2,000,000     AAA        7.375% due 7/1/13                                                                            2,147,580
                         Texas State Affordable Housing Corp., Multi-Family Housing Revenue, Series C:
   1,050,000     Baa3*      Ashton Place & Woodstock, Jr. Bond, 7.250% due 8/1/33                                        1,061,067
   2,190,000     Baa3*      Sub-HIC Arborstone/Baybrook, 7.250% due 11/1/31                                              2,109,583
   3,000,000     A3*     Travis County, TX HFA, Multi-Family Housing Revenue, (Lakeview
                            Apartments Project), Series A, 6.375% due 1/1/34                                             3,025,170
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        37,494,450
----------------------------------------------------------------------------------------------------------------------------------
Vermont -- 0.1%
   1,000,000     NR      Vermont Educational & Health Buildings Financing Agency, Healthcare
                            Facilities, (Copley Manor Project), 6.150% due 4/1/19                                          704,150
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

14 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Virginia -- 3.3%
$  1,730,000     NR      Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing
                            Revenue, (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                 $  1,778,526
   2,435,000     AAA     Fairfax County, VA Redevelopment & Housing Authority, Multi-Family
                            Housing Revenue, Series A, FHA-Insured, 7.000% due 5/1/26                                    2,488,984
   2,125,000     NR      Newport News, VA Redevelopment & Housing Authority, Multi-Family
                            Housing Revenue, St. Michaels Apartments, 7.250% due 11/1/28                                 1,793,139
                         Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Series B:
  18,400,000     BBB-       Zero coupon due 8/15/33                                                                      1,260,216
  35,500,000     BBB-       Zero coupon due 8/15/35                                                                      2,045,510
                         Virginia Beach, VA Development Authority, Multi-Family Housing Revenue, Residential Rental:
   2,500,000     NR         Hampton Project, 7.500% due 10/1/39 (b)                                                      2,417,850
   2,500,000     NR         Mayfair Project, 7.500% due 10/1/39 (b)                                                      2,417,850
   1,970,000     NR      Virginia Beach, VA Development Authority Revenue, Ramada on the Beach,
                            7.000% due 12/1/15                                                                           1,902,055
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,104,130
----------------------------------------------------------------------------------------------------------------------------------
Washington -- 0.4%
   3,315,000     D       Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                            5.600% due 8/1/19 (c)                                                                        1,922,700
----------------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.8%
   2,000,000     A       Beckley, WV IDR, (Beckley Water Commission Project), 7.000% due 10/1/17 (b)                     2,046,600
   2,000,000     NR      West Virginia EDA, Communal Development Revenue, (Stonewall
                            Jackson Project), Series B, 8.000% due 4/1/30                                                1,967,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,013,700
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 2.5%
   5,000,000     A       Badger Tobacco Asset Securitization Corp., WI Asset-Backed, 6.375% due 6/1/32                   4,904,650
                         Wisconsin State Health & Educational Facilities Authority Revenue:
   5,000,000     A-++       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                        4,742,350
   1,600,000     NR         Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28 (c)                            960,000
   1,500,000     BBB+       Marshfield Clinic, Series B, 6.000% due 2/15/25                                              1,504,275
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,111,275
----------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.2%
   1,025,000     AA      Wyoming Community Development Authority, Housing Revenue, Series 1,
                            7.100% due 6/1/17                                                                            1,071,371
----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $524,129,468**)                                                                     $487,688,228
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service or those identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security is currently in default.

(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.

(e) Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy. Security segregated by custodian for open purchase commitments.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

15 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D      -- Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

16 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A      -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.

17 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG       -- Association of Bay Area Governments
ACA        -- American Capital Assurance
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
IFA        -- Industrial Finance Authority
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

18 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                July 31, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $524,129,468)                        $ 487,688,228
     Interest receivable                                                     7,403,575
     Receivable for securities sold                                          1,131,014
     Receivable for Fund shares sold                                           416,840
     Other receivables                                                         590,000
--------------------------------------------------------------------------------------
     Total Assets                                                          497,229,657
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable to bank                                                         3,001,184
     Payable for securities purchased                                        2,503,585
     Investment advisory fee payable                                           215,559
     Distribution fees payable                                                 150,328
     Administration fee payable                                                 95,203
     Payable for Fund shares purchased                                          14,110
     Accrued expenses                                                           70,029
--------------------------------------------------------------------------------------
     Total Liabilities                                                       6,049,998
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 491,179,659
======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $      31,897
     Capital paid in excess of par value                                   532,552,106
     Undistributed net investment income                                     1,809,003
     Accumulated net realized loss from security transactions               (6,772,107)
     Net unrealized depreciation of investments                            (36,441,240)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 491,179,659
======================================================================================
Shares Outstanding:
     Class A                                                                24,081,236
     ---------------------------------------------------------------------------------
     Class B                                                                 6,049,148
     ---------------------------------------------------------------------------------
     Class L                                                                 1,766,990
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       15.40
     ---------------------------------------------------------------------------------
     Class B *                                                           $       15.40
     ---------------------------------------------------------------------------------
     Class L **                                                          $       15.39
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)   $       16.04
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       15.55
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

19 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                         For the Year Ended July 31, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  37,106,960
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 3)                                                  2,005,494
     Distribution fees (Note 3)                                                        1,401,965
     Administration fee (Note 3)                                                       1,002,747
     Shareholder and system servicing fees                                               199,196
     Shareholder communications                                                           90,882
     Audit and legal                                                                      68,317
     Registration fees                                                                    47,127
     Trustees' fees                                                                       28,090
     Custody                                                                              25,162
     Other                                                                                 5,849
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    4,874,829
------------------------------------------------------------------------------------------------
Net Investment Income                                                                 32,232,131
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          120,517,747
        Cost of securities sold                                                      122,956,082
------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                (2,438,335)
------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation (Note 1)                                (12,155,423)
------------------------------------------------------------------------------------------------
Net Loss on Investments                                                              (14,593,758)
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  17,638,373
================================================================================================

                       See Notes to Financial Statements.

20 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                           2002             2001
====================================================================================================
OPERATIONS:
     Net investment income                                            $  32,232,131    $  31,516,712
     Net realized loss                                                   (2,438,335)      (4,241,505)
     Increase (decrease) in net unrealized depreciation                 (12,155,423)       4,780,466
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              17,638,373       32,055,673
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                              (31,323,908)     (30,849,135)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (31,323,908)     (30,849,135)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                    88,678,580      146,098,467
     Net asset value of shares issued for reinvestment of dividends      16,328,962       16,878,133
     Cost of shares reacquired                                         (107,908,774)    (162,157,087)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions      (2,901,232)         819,513
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (16,586,767)       2,026,051

NET ASSETS:
     Beginning of year                                                  507,766,426      505,740,375
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 491,179,659    $ 507,766,426
====================================================================================================
* Includes undistributed net investment income of:                    $   1,809,003    $     667,577
====================================================================================================

                       See Notes to Financial Statements.

21 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective August 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income increased by $210,824, net realized loss increased by $1,070 and the change in net unrealized depreciation of investments increased by $209,754. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $234,273 to reflect the cumulative effect of this change up to the date of the adoption.

22 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2002, the Fund paid transfer agent fees of $160,874 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $252,000 and $92,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately:

                                             Class A       Class B      Class L
================================================================================
CDSCs                                        $14,000       $63,000      $6,000
================================================================================

23 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                             Class A       Class B      Class L
================================================================================
Distribution Plan Fees                      $560,888      $663,797     $177,280
================================================================================

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

4. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $118,496,595
--------------------------------------------------------------------------------
Sales                                                                120,517,747
================================================================================

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 14,501,020
Gross unrealized depreciation                                       (50,942,260)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(36,441,240)
================================================================================

5. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $6,752,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                        2009            2010
================================================================================
Capital Loss Carryforward                             1,032,000       5,720,000
================================================================================

6. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

24 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                               Year Ended                           Year Ended
                                              July 31, 2002                       July 31, 2001
                                     -------------------------------     -------------------------------
                                        Shares            Amount           Shares             Amount
========================================================================================================
Class A
Shares sold                           3,661,261        $ 57,192,373       6,914,623       $ 109,000,472
Shares issued on reinvestment           844,409          13,072,289         763,523          12,003,784
Shares reacquired                    (3,671,937)        (57,017,343)     (3,620,245)        (57,029,915)
--------------------------------------------------------------------------------------------------------
Net Increase                            833,733        $ 13,247,319       4,057,901       $  63,974,341
========================================================================================================
Class B
Shares sold                           1,355,062        $ 21,138,733       1,305,808       $  20,577,206
Shares issued on reinvestment           172,530           2,676,669         291,121           4,585,685
Shares reacquired                    (3,010,920)        (46,946,495)     (6,576,210)       (103,771,548)
--------------------------------------------------------------------------------------------------------
Net Decrease                         (1,483,328)       $(23,131,093)     (4,979,281)      $ (78,608,657)
========================================================================================================
Class L
Shares sold                             664,097        $ 10,347,474       1,050,079       $  16,520,789
Shares issued on reinvestment            35,260             580,004          18,411             288,664
Shares reacquired                      (255,367)         (3,944,936)        (86,142)         (1,355,624)
--------------------------------------------------------------------------------------------------------
Net Increase                            443,990        $  6,982,542         982,348       $  15,453,829
========================================================================================================

25 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                  2002(1)        2001(1)        2000(1)        1999(1)         1998
====================================================================================================================
Net Asset Value, Beginning of Year             $  15.82       $  15.78       $  16.98       $  17.96       $  18.07
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         1.02           1.03           0.92           0.92           0.95
  Net realized and unrealized gain (loss)(2)      (0.45)          0.01          (1.12)         (0.55)          0.19
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.57           1.04          (0.20)          0.37           1.14
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.99)         (1.00)         (0.95)         (0.92)         (0.98)
  Net realized gains                                 --             --          (0.05)         (0.43)         (0.27)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.99)         (1.00)         (1.00)         (1.35)         (1.25)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  15.40       $  15.82       $  15.78       $  16.98       $  17.96
--------------------------------------------------------------------------------------------------------------------
Total Return                                       3.77%          6.84%         (1.00)%         2.06%          6.54%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    371       $    368       $    303       $    289       $    268
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.84%          0.82%          0.84%          0.82%          0.83%
  Net investment income(2)                         6.56           6.50           6.13           5.21           5.24
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%            29%            29%            50%            84%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

26 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                                  2002(1)        2001(1)        2000(1)        1999(1)         1998
====================================================================================================================
Net Asset Value, Beginning of Year             $  15.82       $  15.79       $  16.99       $  17.98       $  18.09
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.93           0.92           1.18           0.83           0.86
  Net realized and unrealized gain (loss)(2)      (0.43)          0.04          (1.46)         (0.56)          0.19
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.50           0.96          (0.28)          0.27           1.05
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.92)         (0.93)         (0.87)         (0.83)         (0.89)
  Net realized gains                                 --             --          (0.05)         (0.43)         (0.27)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.92)         (0.93)         (0.92)         (1.26)         (1.16)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  15.40       $  15.82       $  15.79       $  16.99       $  17.98
--------------------------------------------------------------------------------------------------------------------
Total Return                                       3.26%          6.25%         (1.52)%         1.48%          6.01%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $     93       $    119       $    198       $    353       $    471
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.35%          1.32%          1.34%          1.31%          1.32%
  Net investment income(2)                         6.04           5.96           5.59           4.70           4.75
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%            29%            29%            50%            84%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.92, $0.42 and 6.00% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively, Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

27 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                   2002(1)       2001(1)        2000(1)        1999(1)        1998(2)
====================================================================================================================
Net Asset Value, Beginning of Year             $  15.80       $  15.76       $  16.96       $  17.95       $  18.07
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.94           0.94           0.70           0.81           0.87
  Net realized and unrealized gain (loss)(3)      (0.45)          0.01          (1.00)         (0.55)          0.16
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.49           0.95          (0.30)          0.26           1.03
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.90)         (0.91)         (0.85)         (0.82)         (0.88)
  Net realized gains                                 --             --          (0.05)         (0.43)         (0.27)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.90)         (0.91)         (0.90)         (1.25)         (1.15)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  15.39       $  15.80       $  15.76       $  16.96       $  17.95
--------------------------------------------------------------------------------------------------------------------
Total Return                                       3.24%          6.21%         (1.61)%         1.42%          5.91%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 27,198       $ 20,906       $  5,360       $  3,122       $  1,869
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.38%          1.35%          1.44%          1.44%          1.42%
  Net investment income(3)                         6.05           6.01           5.57           4.62           4.64
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%            29%            29%            50%            84%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

28 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         KPMG LLP


New York, New York
September 12, 2002

29 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Municipal High Income Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                   Number of
                                                                                                  Investment
                                                  Term of                                          Companies
                                                Office* and           Principal                     in Fund            Other
                                Position(s)      Length of          Occupation(s)                   Complex         Trusteeships
                                 Held with         Time              During Past                   Overseen           Held by
Name, Address and Age              Fund           Served             Five Years                   by Trustee          Trustee
===================================================================================================================================
Non-Interested
Trustees:

Lee Abraham                       Trustee          Since     Retired; Former Chairman and              9         Signet Group PLC
13732 LeHavre Drive                                1993      CEO of Associated Merchandising
Frenchman's Creek                                            Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                                 organization. Former Trustee of
Age 74                                                       Galey & Lord, Liz Claiborne,
                                                             R.G. Barry Corporation and
                                                             eNote.Com Inc.

Allan J. Bloostein                Trustee          Since     President of Allan Bloostein             16       Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                      1985      Associates, a consulting firm.
New York, NY 10023                                           Former Director of CVS
Age 72                                                       Corporation

Jane F. Dasher                    Trustee          Since     Controller of PBK Holdings Inc.,          9               None
Korsant Partners                                   1999      a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                   Trustee          Since     Retired                                   9               None
3668 Freshwater Drive                              1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.            Trustee          Since     Retired; Former Head of the               9               None
2751 Vermont Route 140                             1985      New Atlanta Jewish Community
Poultney, VT 05764                                           High School
Age 60

Dr. Paul Hardin                   Trustee          Since     Professor of Law & Chancellor            15               None
12083 Morehead                                     1999      Emeritus at the University of
Chapel Hill, NC27514-8426                                    North Carolina
Age 70

Roderick C. Rasmussen             Trustee          Since     Investment Counselor                      9               None
9 Cadence Court                                    1999
Morristown, NJ 07960
Age 75

John P.  Toolan                   Trustee          Since     Retired                                   9       Trustee John Hancock
7202 Southeast Golf Ridge Way                      1999                                                        Funds
Hobe Sound, FL 33455
Age71

30 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

                                                                                                   Number of
                                                                                                  Investment
                                                  Term of                                          Companies
                                                Office* and           Principal                     in Fund            Other
                                Position(s)      Length of          Occupation(s)                   Complex         Trusteeships
                                 Held with         Time              During Past                   Overseen           Held by
Name, Address and Age              Fund           Served             Five Years                   by Trustee          Trustee
===================================================================================================================================
Interested Trustees:

Heath B. McLendon                 Trustee/         Since     Managing Director of Salomon             74               None
SSB                               Chairman         1985      Smith Barney Inc. ("SSB");
125 Broad Street, 9th Floor                                  President and Director of Smith
New York, NY 10004                                           Barney Fund Management LLC
Age 69                                                       ("SBFM") and Travelers Investment
                                                             Adviser, Inc. ("TIA"); Director of
                                                             The Travelers Investment Manage-
                                                             ment Company

R. Jay Gerken                     Trustee          Since     Managing Director of SSB                 41               None
SSB                                                2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

__________
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Officers:

Lewis E. Daidone                  Senior Vice      Since     Managing Director of SSB; Chief          N/A              N/A
SSB                               President and    1995      Financial officer of Smith Barney
125 Broad Street, 11th Floor      Chief                      Mutual Funds; Director and Senior
New York, NY 10004                Administrative             Vice President of SBFM and TIA
Age 44                            Officer

Peter M. Coffey                   Vice President   Since     Managing Director of SSB and             N/A              N/A
SSB                               and Investment   1999      Investment Officer of SBFM
333 West 34th Street              Officer
New York, NY10001
Age 36

Richard L. Peteka                 Chief            Since     Director and Head of Internal            N/A              N/A
SSB                               Financial        2002      Control for Citigroup Asset
125 Broad Street, 10th Floor      Officer and                Management U.S. Mutual Fund
New York, NY 10004                Treasurer                  Administration from 1999-2000;
Age 40                                                       Vice President, Head of Mutual
                                                             Fund Administration and Treasurer
                                                             at Oppenheimer Capital from
                                                             1996-1999

Kaprel Ozsolak                    Controller       Since     Vice President of SSB                    N/A              N/A
SSB                                                2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                Secretary        Since     Managing Director of SSB;                N/A              N/A
SSB                                                1995      General Counsel and Secretary
300 First Stamford Place, 4th Floor                          of SBFM and TIA
Stamford, CT 06902
Age 51

31 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002.

      . 99.99% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

32 Smith Barney Municipal High Income Fund  | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Peter M. Coffey
Vice President and
Investment Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0427 9/02                                                              02-3773

     ---------------------------------------------------------------------
                                  SMITH BARNEY
                             TOTAL RETURN BOND FUND
     ---------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

     ---------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
     ---------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report . July 31, 2002

SMITH BARNEY
TOTAL RETURN BOND FUND

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 32 years of securities business experience and has been managing the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize total return consisting of capital appreciation and income by investing, under normal market conditions, at least 80% of the vlaue of its net assets, plus any borrowings for investment purposes, primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 27, 1998

MANAGER TENURE
--------------------------------------------------------------------------------
30 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
32 Years

                                           CLASS A      CLASS B      CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      TRBAX        TRBBX        SBTLX
--------------------------------------------------------------------------------
Inception                                  2/27/98      2/27/98      2/27/98
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2002*

                                      Without Sales Charges(1)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
One-Year                     6.98%              6.42%               6.49%
--------------------------------------------------------------------------------
Since Inception+             5.75               5.21                5.27
--------------------------------------------------------------------------------

                                       With Sales Charges(2)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
One-Year                     2.18%              1.92%               4.45%
--------------------------------------------------------------------------------
Since Inception+             4.66               5.03                5.02
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+     Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ..........................................    1
Historical Performance ..............................................    3
Fund at a Glance ....................................................    5
Schedule of Investments .............................................    6
Statement of Assets and Liabilities .................................   11
Statement of Operations .............................................   12
Statements of Changes in Net Assets .................................   13
Notes to Financial Statements .......................................   14
Financial Highlights ................................................   19
Independent Auditors' Report ........................................   22
Additional Information ..............................................   23

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Total Return Bond Fund ("Fund") for the year ended July 31, 2002. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Performance Update

During the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned 6.98%. In comparison, the Merrill Lynch U.S. Corporate & Government 10+ Years Index(1) returned 6.30% for the same period.

Investment Strategy

The Fund seeks to maximize total return consisting of capital appreciation and income, and invests primarily in the following types of fixed-income securities:

      . Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      . High-grade mortgage-related securities issued by various governmental and non-governmental entities;

      .     Investment-grade(2) corporate debt securities;

      .     Investment-grade taxable municipal securities; and

      .     Investment-grade asset-backed securities.

The Fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager's outlook for interest rates.

Economic Review and Outlook

We would like to divide the last 12 months into three parts. The first three to six months of the period were dominated by a weak economy following September
11. Consequently, the U.S. Federal Reserve Board ("Fed") dropped short-term interest rates significantly and increased reserves to maintain liquidity for the stock and bond markets, and for the economy.

The second part, which included the early months of 2002, was characterized by a strong economy supported by an inventory rebuild and renewed investor optimism.

In the third part, comprising the spring and early summer, both the stock and bond markets were preoccupied with accounting scandals and other corporate-governance issues. As a result of this preoccupation, we believe the markets were out of sync with the economy.

----------
(1) The Merrill Lynch U.S. Corporate & Government 10+ Years Index is an unmanaged broad-based total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate debt securities with maturities of 10 years or more. Please note that an investor cannot invest directly in an index.

(2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.

1   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

Fund Overview and Outlook

In this environment, we intend to focus on investment-grade corporate bonds and taxable, insured municipal securities. We try to maintain what we consider to be an appropriate balance between the two asset classes. With interest rates this low, we do not intend to invest in mortgage-backed securities because of our concerns about prepayments. As the economy continues its recovery, we are becoming more conservative, i.e., shortening the maturities of the securities in the Fund as well as keeping a little bit of cash on the sidelines.

We think that barring another event like September 11, the economy has already bottomed. One of the great old adages in this business is "Don't fight the Fed." Interest rates are the lowest in 40 years and we think the Fed is very much in the mode of keeping rates low. The central bank may move back to slightly higher rates over the next 12-18 months if it begins to see both the economy and the markets react to its actions.

We believe that the U.S. economy may even do a little better than people expect. From a bond-market perspective, in both the taxable and tax-exempt areas, we are staying very, very high grade and not assuming much credit risk at all.

Thank you for your investment in the Smith Barney Total Return Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath McLendon                     /s/ Joseph P. Deane

Heath McLendon                         Joseph P. Deane
Chairman                               Vice President and Investment Officer

August 26, 2002

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio manager and may differ from other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

2   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)+
================================================================================
7/31/02                       $11.08      $11.16        $0.67           6.98%
--------------------------------------------------------------------------------
7/31/01                        10.34       11.08         0.74          14.83
--------------------------------------------------------------------------------
7/31/00                        10.67       10.34         0.68           3.40
--------------------------------------------------------------------------------
7/31/99                        11.53       10.67         0.68          (1.79)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46       11.53         0.23           2.64++
================================================================================
Total                                                   $3.00
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)+
================================================================================
7/31/02                       $11.08     $11.16         $0.61           6.42%
--------------------------------------------------------------------------------
7/31/01                        10.34      11.08          0.69          14.26
--------------------------------------------------------------------------------
7/31/00                        10.67      10.34          0.62           2.83
--------------------------------------------------------------------------------
7/31/99                        11.53      10.67          0.62          (2.29)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46      11.53          0.21           2.48++
================================================================================
Total                                                   $2.75
================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)+
================================================================================
7/31/02                       $11.08      $11.16        $0.61           6.49%
--------------------------------------------------------------------------------
7/31/01                        10.34       11.08         0.69          14.30
--------------------------------------------------------------------------------
7/31/00                        10.67       10.34         0.63           2.89
--------------------------------------------------------------------------------
7/31/99                        11.53       10.67         0.62          (2.24)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46       11.53         0.21           2.49++
================================================================================
Total                                                   $2.76
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

3   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Average Annual Total Returns+
================================================================================

                                                 Without Sales Charges(1)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Year Ended 7/31/02                       6.98%           6.42%           6.49%
--------------------------------------------------------------------------------
Inception* through 7/31/02               5.75            5.21            5.27
================================================================================

                                                  With Sales Charges(2)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Year Ended 7/31/02                       2.18%           1.92%           4.45%
--------------------------------------------------------------------------------
Inception* through 7/31/02               4.66            5.03            5.02
================================================================================

================================================================================
Cumulative Total Returns

================================================================================
                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/02)                        28.05%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/02)                        25.20
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/02)                        25.48
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

4   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Smith Barney Total Return Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

                           February 1998 -- July 2002

   [The following table was depicted as a line graph in the printed material.]

                Smith Barney Total   Smith Barney Total   Smith Barney Total       Merrill Lynch U.S.
                 Return Bond Fund     Return Bond Fund     Return Bond Fund     Corporate & Government
                  Class A Shares       Class B Shares       Class L Shares         10+ Years Index
                ------------------   ------------------   ------------------    ----------------------
Feb 27, 1998           9550                 10000                 9896                     10000
    Jul 1998           9803                 10248                10143                     10521
    Jul 1999           9628                 10013                 9916                      9915
    Jul 2000           9955                 10297                10202                     10612
    Jul 2001          11431                 11765                11662                     12034
Jul 31, 2002          12229                 12423                12418                     12792

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charge of 4.50% and 1.00% at the time of investment for Class A and L shares, respectively; the deduction of the 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through July 31, 2002. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                       4.5%  Aerospace and Defense
                       7.4%  Automotive
                       6.9%  Chemicals
                      10.4%  Diversified Manufacturing
                      13.9%  Food and Beverage
                      15.2%  Insurance
                       5.2%  Multimedia
                       7.3%  Retail
                       7.1%  Telecommunications
                       7.6%  Utilities
                      14.5%  Other

--------------------------------------------------------------------------------
                            Investment Breakdown**++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                      45.6%  Municipal Bonds
                       7.8%  Repurchase Agreement
                      46.6%  Corporate Bonds and Notes

*     As a percentage of total corporate bonds and notes.
**    As a percentage of total investments.
++ Please note that the Fund's holdings are as of July 31, 2002 and are subject to change.

5   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 2002
================================================================================

    FACE
   AMOUNT          Rating(a)                           SECURITY                                                  VALUE
========================================================================================================================
CORPORATE BONDS AND NOTES -- 46.6%
Aerospace and Defense -- 2.1%
$  1,250,000       A+         Boeing Capital Corp., Sr. Notes, 6.100% due 3/1/11                            $  1,300,439
     775,000       A          Rockwell International Corp., Debentures, 6.700% due 1/15/28                       740,004
   1,500,000       A+         United Technologies Corp., Debentures, 8.750% due 3/1/21                         1,905,317
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,945,760
------------------------------------------------------------------------------------------------------------------------
Automotive -- 3.5%
   4,775,000       BBB+       Ford Motor Co., Debentures, 8.875% due 1/15/22                                   4,927,332
   1,480,000       A3*        General Motors Corp., Debentures, 9.400% due 7/15/21                             1,640,802
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,568,134
------------------------------------------------------------------------------------------------------------------------
Chemicals -- 3.2%
   5,000,000       BB         ARCO Chemical Co., Debentures, 9.800% due 2/1/20                                 4,075,000
   2,000,000       A          PPG Industries Inc., Debentures, 7.400% due 8/15/19                              2,051,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,126,700
------------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.4%
   2,600,000       AA-        The Procter & Gamble Co., Debentures, 6.450% due 1/15/26                         2,684,562
------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 4.8%
   6,670,000       BBB-       FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08                       6,646,675
   2,475,000       A2*        Philip Morris Cos. Inc., Debentures, 7.750% due 1/15/27                          2,556,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,203,075
------------------------------------------------------------------------------------------------------------------------
Energy -- 1.3%
     200,000       A-         Halliburton Co., Debentures, 8.750% due 2/15/21                                    178,430
   1,775,000       A          ONEOK, Inc., Debentures, 6.875% due 9/30/28                                      1,722,472
     500,000       A-         Transocean Sedco Forex Inc., Debentures, 8.000% due 4/15/27                        556,636
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,457,538
------------------------------------------------------------------------------------------------------------------------
Financial Services -- 0.6%
   1,000,000       A1*        Bank One Corp., Sub. Debentures, 7.625% due 10/15/26                             1,096,478
------------------------------------------------------------------------------------------------------------------------
Food and Beverage -- 6.5%
                              Coca-Cola Enterprises Inc., Debentures:
   5,300,000       A            6.750% due 9/15/23 (b)                                                         5,515,832
   1,000,000       A            6.750% due 9/15/28                                                             1,039,493
   5,775,000       BBB        Tyson Foods, Inc., Notes, 7.000% due 5/1/18                                      5,730,226
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,285,551
------------------------------------------------------------------------------------------------------------------------
Healthcare -- 0.4%
     725,000       AA         Bristol-Myers Squibb Co., Debentures, 6.800% due 11/15/26                          726,183
------------------------------------------------------------------------------------------------------------------------
Insurance -- 7.1%
   7,775,000       Baa2*      CNA Financial Corp., Notes, 6.950% due 1/15/18                                   6,468,777
   6,425,000       Aa2*       Lion Connecticut Holdings Inc., Guaranteed Debentures, 7.625% due 8/15/26 (b)    7,019,345
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,488,122
------------------------------------------------------------------------------------------------------------------------
Machinery -- 2.0%
   2,750,000       A+         Caterpillar Inc., Notes, 6.625% due 7/15/28                                      2,815,354
   1,000,000       A+         Dover Corp., Notes, 6.500% due 2/15/11                                           1,062,084
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,877,438
------------------------------------------------------------------------------------------------------------------------
Metals and Mining -- 0.5%
   1,000,000       A+         Alcoa Inc., Notes, 6.750% due 1/15/28                                            1,049,452
------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

6   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

    FACE
   AMOUNT          Rating(a)                           SECURITY                                                            VALUE
==================================================================================================================================
Multimedia -- 2.4%
$  4,250,000       A-         Viacom Inc., Guaranteed Sr. Debentures, 7.875% due 7/30/30                              $  4,574,428
----------------------------------------------------------------------------------------------------------------------------------
Retail -- 3.4%
     750,000       BBB-       J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16                                        635,270
   5,300,000       A-         Sears Roebuck Acceptance Corp., Notes, 7.500% due 10/15/27                                 5,350,801
     500,000       A+         Target Corp., Debentures, 6.750% due 1/1/28                                                  519,538
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,505,609

----------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 3.3%
     500,000       Aa3*       BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30                              554,660
     500,000       Aa2*       BellSouth Telecommunications, Inc., Debentures, 6.375% due 6/1/28                            464,195
   4,775,000       BBB        Motorola, Inc., Debentures, 6.500% due 11/15/28                                            3,409,622
   2,000,000       A+         Verizon Global Funding Corp., Notes, 7.750% due 12/1/30                                    1,815,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,243,577

----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.5%
     944,309       A+         Continental Airlines Inc., Pass-Through Certificates, Series 2000-1, Class A-1,
                                8.048% due 11/1/20                                                                         929,129
----------------------------------------------------------------------------------------------------------------------------------
Utilities -- 3.6%
   2,200,000       A-         Duke Capital Corp., Sr. Notes, 8.000% due 10/1/19                                          1,833,432
   4,775,000       Aa1*       Northern Illinois Gas Co., First Mortgage Bonds, 7.375% due 10/15/27                       4,918,006
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,751,438

----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost -- $94,526,323)                                                                     88,513,174
==================================================================================================================================
MUNICIPAL BONDS -- 45.6%
Arizona -- 2.4%
   4,300,000       AAA        Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured, 7.125% due 12/1/21             4,569,395
----------------------------------------------------------------------------------------------------------------------------------
California -- 16.9%
   2,350,000       AAA        Alameda Corridor Transportation Authority Revenue, Series C, MBIA-Insured,
                                6.600% due 10/1/29                                                                       2,462,941
                              Fresno, CA Joint Powers Financing Authority Lease Revenue, Series B, FSA-Insured:
   1,000,000       AAA          6.930% due 6/1/23                                                                        1,080,920
   1,000,000       AAA          7.030% due 6/1/31                                                                        1,097,780
   5,000,000       AAA        Fresno, CA Taxable Pension Obligation Revenue, MBIA-Insured, 6.550% due 6/1/29             5,274,200
   1,500,000       AAA        Los Angeles, CA Convention and Exhibition Center Authority Lease Revenue,
                                Series A, MBIA-Insured, 7.125% due 8/15/24                                               1,571,955
   7,980,000       AAA        Monrovia, CA Redevelopment Agency, Tax Allocation (Center Redevelopment

                                Project), Series A, AMBAC-Insured, 7.050% due 5/1/29 (b)                                 8,306,382
   5,000,000       AAA        Oakland, CA Revenue, 1800 Harrison Foundation, Series A, AMBAC-Insured,
                                8.500% due 1/1/29                                                                        5,555,150
   2,040,000       AAA        Pinole, CA Redevelopment Agency, Tax Allocation, Series B, MBIA-Insured,
                                6.750% due 8/1/17                                                                        2,151,833
   1,300,000       AAA        San Dieguito, CA Public Facilities Authority Revenue, Series B, AMBAC-Insured,
                                7.000% due 8/1/18                                                                        1,388,257
                              Union City, CA Community Redevelopment Agency, Tax Allocation, Series B,
                                 AMBAC-Insured:

   2,000,000       AAA          7.250% due 10/1/33                                                                       2,125,280
   1,000,000       AAA          7.500% due 10/1/34                                                                       1,081,540
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,096,238
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

7   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2002
================================================================================

    FACE
   AMOUNT          Rating(a)                           SECURITY                                                            VALUE
==================================================================================================================================
Connecticut -- 2.8%
$  4,500,000       AAA        Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30              $  5,362,785
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 2.5%
   4,500,000       AAA        De Kalb County, GA Development Authority Revenue (Regional Office Project),
                                MBIA-Insured, 6.875% due 3/1/20                                                          4,683,780
----------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 1.6%
   3,000,000       AAA        Owensboro, KY Electric Light and Power System Revenue, Series A, FSA-Insured,
                                6.340% due 1/1/20                                                                        3,109,020
----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 4.9%
   6,800,000       Aaa*       Maryland State Transportation Authority Limited Obligation Revenue, MBIA-Insured,
                                6.650% due 7/1/32                                                                        7,301,092
   2,000,000       Aa2*       Montgomery County, MD Housing Opportunities, Community Single-Family
                                Mortgage Revenue, Series C, 7.000% due 7/1/30                                            2,044,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,345,892
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 3.2%
   5,800,000       AAA        Northeastern University, MA Revenue, Series A, MBIA-Insured, 7.040% due 10/1/28            6,037,104
----------------------------------------------------------------------------------------------------------------------------------
Oregon -- 1.6%
   3,000,000       Aaa*       Corvallis, OR GO, AMBAC-Insured, 6.500% due 1/1/30                                         3,105,600
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 2.3%
   1,685,000       AAA        Delaware River Port Authority, (PA Port District Project), Series A, FSA-Insured,
                                7.630% due 1/1/21                                                                        1,957,363
   2,295,000       AAA        York County, PA IDA, Economic Development Revenue, Series B, FGIC-Insured,
                                6.875% due 10/1/18                                                                       2,412,275
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,369,638
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 7.4%
   2,500,000       AAA        Dallas-Fort Worth, TX International Airport Facilities Improvement Corp. Revenue,
                                MBIA-Insured, 7.070% due 11/1/24                                                         2,626,825
   3,500,000       AAA        Lower Colorado River Authority, TX Refunding and Improvement Revenue,
                                Transmission  Contract, MBIA-Insured, 6.190% due 5/15/22                                 3,580,115
   7,260,000       AAA        Tyler, TX Health Facilities Development Corp., Hospital Revenue, East Texas,
                                Series E, FSA-Insured, Remarketed 2/17/99, 7.830% due 11/1/27                            7,858,732
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,065,672
----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost -- $81,235,432)                                                                     86,745,124
==================================================================================================================================
REPURCHASE AGREEMENT -- 7.8%
  14,756,000                  Merrill Lynch & Co., 1.750% due 8/1/02; Proceeds at maturity -- $14,756,717;
                                (Fully collateralized by Federal Home Loan Mortgage Corp. Discount Notes
                                and Federal National Mortgage Association Discount Notes, 0.000% due
                                8/27/02 to 1/30/03; Market value -- $15,051,239) (Cost -- $14,756,000)                  14,756,000
==================================================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $190,517,755**)                                                                $190,014,298
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are are rated by Moody's Investors Service.

(b) All or a portion of this security is segregated as collateral to maintain the margin requirement on futures contracts.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

8   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

9   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Security
SONYMA  -- State of New York Mortgage Agency
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VAN     -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

10   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                July 31, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $190,517,755)                        $ 190,014,298
     Cash                                                                          722
     Interest receivable                                                     3,081,674
     Receivable for Fund shares sold                                           832,821
--------------------------------------------------------------------------------------
                                                                           193,929,515
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                        2,444,854
     Payable for Fund shares purchased                                         219,077
     Payable to broker - variation margin                                      187,500
     Distribution fees payable                                                 126,471
     Management fee payable                                                    108,533
     Accrued expenses                                                           38,088
--------------------------------------------------------------------------------------
     Total Liabilities                                                       3,124,523
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 190,804,992
======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $      17,101
     Capital paid in excess of par value                                   199,223,928
     Overdistributed net investment income                                    (389,904)
     Accumulated net realized loss from investments                         (7,416,113)
     Net unrealized depreciation of investments and futures contracts         (630,020)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 190,804,992
======================================================================================
Shares Outstanding:
     Class A                                                                 4,325,907
     ---------------------------------------------------------------------------------
     Class B                                                                 8,296,157
     ---------------------------------------------------------------------------------
     Class L                                                                 4,479,068
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       11.16
     ---------------------------------------------------------------------------------
     Class B *                                                           $       11.16
     ---------------------------------------------------------------------------------
     Class L **                                                          $       11.16
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       11.69
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       11.27
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

11   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                         For the Year Ended July 31, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $11,377,798
----------------------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                                         1,055,893
     Distribution fees (Note 2)                                                        979,284
     Shareholder and system servicing fees                                              99,602
     Registration fees                                                                  50,001
     Shareholder communications                                                         38,508
     Audit and legal                                                                    37,661
     Trustees' fees                                                                     13,198
     Pricing fees                                                                        7,201
     Custody                                                                             5,398
     Other                                                                               8,103
----------------------------------------------------------------------------------------------
     Total Expenses                                                                  2,294,849
----------------------------------------------------------------------------------------------
Net Investment Income                                                                9,082,949
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 3 AND 5):

     Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          6,016,295
        Cost of securities sold                                                      5,556,780
----------------------------------------------------------------------------------------------
     Net Realized Gain                                                                 459,515
----------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation (Note 1)                                    919,279
----------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                        1,378,794
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $10,461,743
==============================================================================================

                       See Notes to Financial Statements.

12   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                            2002             2001
=====================================================================================================
OPERATIONS:
     Net investment income                                             $   9,082,949    $   7,556,425
     Net realized gain (loss)                                                459,515         (880,508)
     Decrease in net unrealized depreciation                                 919,279        9,981,019
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               10,461,743       16,656,936
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (9,278,501)      (8,124,159)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (9,278,501)      (8,124,159)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                     76,586,536       40,423,428
     Net asset value of shares issued for reinvestment of dividends        6,216,407        5,458,717
     Cost of shares reacquired                                           (35,322,274)     (26,799,760)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                  47,480,669       19,082,385
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    48,663,911       27,615,162

NET ASSETS:
     Beginning of year                                                   142,141,081      114,525,919
-----------------------------------------------------------------------------------------------------
     End of year*                                                      $ 190,804,992    $ 142,141,081
=====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $    (389,904)   $      17,187
=====================================================================================================

                       See Notes to Financial Statements.

13   Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements

================================================================================

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $50,722 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income decreased by $119,591, net realized gain increased by $982 and the change in net unrealized depreciation of investments decreased by $118,609. In addition, the Fund recorded adjustments to decrease the cost of securities and to increase overdistributed net investment income by $263,243 to reflect the cumulative effect of this change up to the date of the adoption.

14  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2002, the Fund paid transfer agent fees of $96,811 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $118,000 and $170,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately:

                                         Class A        Class B       Class L
================================================================================
CDSCs                                    $18,000       $156,000       $8,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                         Class A        Class B       Class L
================================================================================
Distribution Plan Fees                  $109,668       $593,567      $276,049
================================================================================

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

15  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $41,256,194
--------------------------------------------------------------------------------
Sales                                                                  6,016,295
================================================================================

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 6,715,891
Gross unrealized depreciation                                        (7,219,348)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (503,457)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2002, the Fund had the following open futures contracts:

                           # of                         Basis         Market       Unrealized
To Sell:                 Contracts    Expiration        Value          Value          Loss
=============================================================================================
U.S. Treasury Bonds         150          9/02        $15,764,063    $15,890,626    $(126,563)
=============================================================================================

16  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2002, the Fund did not have any securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

During the year ended July 31, 2002, the Fund did not enter into any reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At July 31, 2002, the Fund did not hold any when-issued securities and had not entered into any delayed delivery transactions.

17  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $7,526,000 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                   2007              2008              2009
================================================================================
Carryforward Amounts            $1,042,000        $1,052,000        $5,432,000
================================================================================

10. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                             Year Ended                         Year Ended
                                           July 31, 2002                      July 31, 2001
                                   ------------------------------     -----------------------------
                                      Shares           Amount           Shares            Amount
===================================================================================================
Class A
Shares sold                         1,525,928       $ 16,880,099         904,059      $  9,760,624
Shares issued on reinvestment         158,713          1,749,491         153,510         1,637,908
Shares reacquired                    (842,957)        (9,272,986)       (762,505)       (8,189,532)
---------------------------------------------------------------------------------------------------
Net Increase                          841,684       $  9,356,604         295,064      $  3,209,000
===================================================================================================
Class B
Shares sold                         3,073,371       $ 34,048,413       1,343,039      $ 14,497,759
Shares issued on reinvestment         250,660          2,762,835         252,471         2,692,573
Shares reacquired                  (1,581,256)       (17,430,770)     (1,314,324)      (14,030,961)
---------------------------------------------------------------------------------------------------
Net Increase                        1,742,775       $ 19,380,478         281,186      $  3,159,371
===================================================================================================
Class L
Shares sold                         2,314,917       $ 25,658,024       1,496,764      $ 16,165,045
Shares issued on reinvestment         154,575          1,704,081         105,531         1,128,236
Shares reacquired                    (781,429)        (8,618,518)       (427,835)       (4,579,267)
---------------------------------------------------------------------------------------------------
Net Increase                        1,688,063       $ 18,743,587       1,174,460      $ 12,714,014
===================================================================================================

18  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                      2002(1)       2001(1)       2000(1)        1999(1)       1998(2)
======================================================================================================================
Net Asset Value, Beginning of Year              $    11.08    $    10.34     $    10.67    $    11.53    $    11.46
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)(4)                        0.66          0.69           0.70          0.67          0.25
   Net realized and unrealized gain (loss)(4)         0.09          0.79          (0.35)        (0.85)         0.05
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.75          1.48           0.35         (0.18)         0.30
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.67)        (0.74)         (0.68)        (0.68)        (0.23)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.67)        (0.74)         (0.68)        (0.68)        (0.23)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    11.16    $    11.08     $    10.34    $    10.67    $    11.53
----------------------------------------------------------------------------------------------------------------------
Total Return                                          6.98%        14.83%          3.40%        (1.79)%        2.64%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   48,276    $   38,614     $   32,972    $   52,101    $   54,674
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                        1.05%         1.05%          1.08%         1.02%         1.00%+
   Net investment income(4)                           5.95          6.47           6.69          5.88          5.39+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  4%            8%             8%           32%            0%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                       Per Share Decrease              Expense Ratios
                    in Net Investment Income        Without Fee Waivers
                    ------------------------        -------------------
                     1999              1998         1999          1998
                     -----             -----        -----        ------
        Class A      $0.01             $0.01        1.11%        1.21%+

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.67, $0.08 and 6.03%, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

19  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                                    2002(1)          2001(1)         2000(1)       1999(1)        1998(2)
=========================================================================================================================
Net Asset Value, Beginning of Year              $    11.08     $    10.34      $    10.67    $    11.53     $    11.46
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)(4)                        0.60           0.63            0.64          0.62           0.23
   Net realized and unrealized gain (loss)(4)         0.09           0.80           (0.35)        (0.86)          0.05
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.69           1.43            0.29         (0.24)          0.28
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.61)         (0.69)          (0.62)        (0.62)         (0.21)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.61)         (0.69)          (0.62)        (0.62)         (0.21)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    11.16     $    11.08      $    10.34    $    10.67     $    11.53
-------------------------------------------------------------------------------------------------------------------------
Total Return                                          6.42%         14.26%           2.83%        (2.29)%         2.48%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   92,553     $   72,605      $   64,843    $   85,991     $   81,797
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                        1.57%          1.58%           1.61%         1.52%          1.50%+
   Net investment income(4)                           5.43           5.95            6.15          5.39           4.90+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  4%             8%              8%           32%             0%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                       Per Share Decrease              Expense Ratios
                    in Net Investment Income        Without Fee Waivers
                    ------------------------        -------------------
                     1999              1998         1999          1998
                     -----             -----        -----        ------
        Class B      $0.01             $0.01        1.61%        $1.71%+

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

20  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                    2002(1)        2001(1)        2000(1)         1999(1)       1998(2)
=========================================================================================================================
Net Asset Value, Beginning of Year              $    11.08     $    10.34     $    10.67      $    11.53    $    11.46
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)(4)                        0.61           0.64           0.65            0.62          0.22
   Net realized and unrealized gain (loss)(4)         0.08           0.79          (0.35)          (0.86)         0.06
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.69           1.43           0.30           (0.24)         0.28
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.61)         (0.69)         (0.63)          (0.62)        (0.21)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.61)         (0.69)         (0.63)          (0.62)        (0.21)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    11.16     $    11.08     $    10.34      $    10.67    $    11.53
-------------------------------------------------------------------------------------------------------------------------
Total Return                                          6.49%         14.30%          2.89%          (2.24)%        2.49%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   49,976     $   30,922     $   16,711      $   24,253    $   20,386
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                        1.50%          1.52%          1.57%           1.47%         1.45%+
   Net investment income(4)                           5.50           5.98           6.18            5.44          4.97+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  4%             8%             8%             32%            0%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                       Per Share Decrease              Expense Ratios
                    in Net Investment Income        Without Fee Waivers
                    ------------------------        -------------------
                     1999              1998         1999          1998
                     -----             -----        -----        ------
        Class L      $0.01             $0.01        1.56%         1.66%+

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

21  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 27, 1998 to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG LLP


New York, New York
September 12, 2002

22  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Total Return Bond Fund ("Fund") are managed under the direction of the Smith Barney Income Fund's ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Trustees and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                               Number of
                                                                                               Investment
                                               Term of                                        Companies
                                             Office* and             Principal                  in Fund          Other
                               Position(s)    Length of            Occupation(s)                Complex       Trusteeships
                                Held with       Time                During Past                Overseen         Held by
Name, Address and Age             Fund         Served                 5 Years                  by Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES:

Lee Abraham                      Trustee        Since     Retired; Former Chairman and              9      Signet Group PLC
13732 LeHavre Drive                             1993      CEO of Associated Merchandising
Frenchman's Creek                                         Corp., a major retail Merchandising
Palm Beach Gardens, FL 33410                              Organization. Former Director of
Age 74                                                    Galey & Lord, Liz Claiborne,
                                                          R.G. Barry Corporation and
                                                          eNote.Com Inc.

Allan J. Bloostein               Trustee         Since    President of Allan Bloostein             16    Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                    1985     Associates, a consulting firm.
New York, NY 10023                                        Former Director of CVS Corporation
Age 72

Jane F. Dasher                   Trustee         Since    Controller of PBK Holdings Inc.,          9             None
Korsant Partners                                 1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                  Trustee         Since    Retired                                   9             None
3668 Freshwater Drive                            1999
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.           Trustee         Since    Retired; Former Head of the New           9             None
2751 Vermont Route 140                           1985     Atlanta Jewish Community High
Poultney, VT 05764                                        School
Age 60

Dr. Paul Hardin                  Trustee         Since    Professor of Law & Chancellor            11             None
12083 Morehead                                   1999     Emeritus at the University of
Chapel Hill, NC27514-8426                                 North Carolina
Age 70

Roderick C. Rasmussen            Trustee         Since    Investment Counselor                      9             None
9 Cadence Court                                  1999
Morristown, NJ 07960
Age 75

John P. Toolan                   Trustee         Since    Retired                                   9     Trustee John
7202 Southeast                                   1999                                                     Hancock Funds
Golf Ridge Way
Hobe Sound, FL 33455
Age 71

23  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

                                                                                                    Number of
                                                                                                   Investment
                                                 Term of                                            Companies
                                               Office* and             Principal                     in Fund       Other
                               Position(s)      Length of            Occupation(s)                   Complex   Trusteeships
                                Held with         Time                During Past                   Overseen       Held by
Name, Address and Age             Fund           Served                 5 Years                    by Trustee      Trustee
---------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES:

Heath B. McLendon                Trustee/          Since    Managing Director of SSB;                  74           None
Salomon Smith Barney             Chairman          1985     President and Director of Smith
Inc. ("SSB")                                                Barney Fund Management LLC
125 Broad Street, 9th Floor                                 ("SBFM") and Travelers Investment
New York, NY 10004                                          Adviser, Inc. ("TIA") The Travelers
Age 69                                                      Investment Management Company;
                                                            Trustee-Drew University; Advisory
                                                            Director-M&T Bank

R. Jay Gerken                    Trustee           Since    Managing Director of SSB                   41           None
SSB                                                2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

----------
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:
Lewis E. Daidone                 Senior Vice       Since    Managing Director of SSB;                  N/A           N/A
SSB                              President         1995     Director and Senior Vice President
125 Broad Street, 11th Floor     and Chief                  of SBFM and TIA; Chief Financial
New York, NY 10004               Administrative             Officer and Treasurer of Smith
Age 44                           Officer                    Barney Mutual Funds

Richard L. Peteka                Chief Financial   Since    Director and Head of Internal              N/A           N/A
SSB                              Officer and       2002     Control for Citigroup Asset
125 Broad Street, 11th Floor     Treasurer                  Management U.S. Mutual Fund
New York, NY 10004                                          Administration from 1999-2002;
Age 39                                                      Vice President, Head of Mutual
                                                            Fund Administration and Treasurer
                                                            at Oppenheimer Capital from
                                                            1996-1999

Joseph P. Deane                  Vice President    Since    Managing Director of SSB;                  N/A           N/A
SSB                              and Investment    1998     Investment Officer of SBFM
333 West 34th Street             Officer
New York, NY 10001
Age 53

Kaprel Ozsolak                   Controller        Since    Vice President of SSB                      N/A           N/A
SSB                                                2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor               Secretary         Since    Managing Director of SSB;                  N/A           N/A
SSB                                                1995     General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

24  Smith Barney Total Return Bond Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Total Return Bond Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01539 9/02                                                             02-3794